UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21335

Exact name of registrant as specified in charter:
Optimum Fund Trust

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Item 1. Reports to Stockholders

Optimum Fund Trust

May 30, 2007

This brochure accompanies an annual report for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust. You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the Funds. Prospectuses for Optimum Fund Trust are available from your financial advisor, online at www.optimummutualfunds.com, or by phone at 800 914-0278. Please read the prospectus carefully before you invest or send money. The figures in the annual report for Optimum Fund Trust represent past results, which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Optimum Fixed Income Fund*

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small Cap Growth Fund

Optimum Small Cap Value Fund

Annual Report
March 31, 2007

* The Fund’s prospectus supplement contains important information regarding the investment manager for the Fund. A prospectus, which contains a complete copy of the supplement, may be obtained by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com.

Table of contents

> Portfolio management review
Optimum Fixed Income Fund	1
Optimum International Fund	6
Optimum Large Cap Growth Fund	10
Optimum Large Cap Value Fund	14
Optimum Small Cap Growth Fund	18
Optimum Small Cap Value Fund	22
> Disclosure of Fund expenses	28
> Sector/Country allocations,
credit quality breakdown and top 10 holdings	30
> Financial statements
Statements of net assets	34
Statements of assets and liabilites	72
Statements of operations	73
Statements of changes in net assets	74
Financial highlights	77
Notes to financial statements	101
> Report of independent registered public
accounting firm	112
> Board of trustees and officers addendum	113
> About the organization	115

    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
    Business Trust, which is a registered investment advisor.
© 2007 Delaware Distributors, L.P.

Portfolio management review

> Optimum Fixed Income Fund

April 10, 2007

Advisor
Delaware Management Company (DMC)

Sub-advisor
Aberdeen Asset Management Inc. (AAMI)

Optimum Fixed Income Fund seeks a high level of income and may also seek growth of capital. The Fund’s advisor, Delaware Management Company, manages one portion of the Fund. It also has selected a sub-advisor, AAMI, to manage another portion of the Fund’s assets.

DMC and AAMI are responsible for day-to-day investment management of a portion of the Fund’s assets. They select investments for their portion of the Fund based on their own investment style and strategy. For more information on the investment approach of the advisor and sub-advisor, please see the Fund’s prospectus.

Within its portion of the Fund, DMC allocates investments principally among the fixed income markets:

  U.S. investment grade
  U.S. high yield
  International developed markets
  International emerging markets

The strategy employed by AAMI is predicated on an investment philosophy that the best way to consistently add value is through a strictly bottom-up approach capitalizing on the inefficiencies inherent in the bond market. Therefore, the sub-advisor focuses its efforts on a disciplined process of individual security selection and avoids such techniques as interest rate forecasting.

Optimum Fixed Income Fund returned +7.58% at net asset value and +2.77% at maximum offer price for the fiscal year ended March 31, 2007 (both figures reflect performance for Class A shares with all distributions reinvested). For complete annualized performance, please see the table on page 4. By comparison, the Fund’s benchmark — the Lehman Brothers Aggregate Bond Index — gained +6.59% for the period.

During the fiscal year, the U.S. Federal Reserve ended its policy of monetary tightening. After 17 consecutive interest rate increases of 0.25 percentage points, including two last spring, the Fed paused after its June 2006 meeting. Since then the Fed funds rate has been anchored at 5.25%. In reaction to the Fed’s pause last summer, Treasuries rallied as the market priced-in interest rate cuts expected in 2007. Treasury yields have retreated, with the benchmark 10-year Treasury yielding 4.65% on March 31, 2007, versus 4.85% a year prior.

A quest for higher yields drove some investors to lower-quality assets. This increase in risk appetite, combined with the excess demand fueled by increased leverage, has pressured yields lower and, despite a deteriorating credit outlook, has compressed the difference, or spread, between yields on high- and low-quality bonds.

Against this backdrop, the Lehman Aggregate Bond Index returned 6.59% for the 12 months ended March 31, 2007. Based on total returns for Lehman Brothers sector indices, credit gained 7.08%, mortgage-backed securities (MBS) 6.94%, commercial mortgage-backed securities (CMBS) 6.85%, and asset-backed securities (ABS) 5.91%.

The sections below provide additional information about the portion of the Fund managed by the advisor and sub-advisor.

AAMI

Q: What influenced performance in your portion of the Fund?

A: We remain focused on the hard work of identifying and appropriately valuing the existing risks in individual bonds. The discipline of consistently adhering to our valuation approach has historically been a governor of our overall risk positioning, our present positioning not excepted. Given our view that valuations were full across the board at period end, we were finding more selling opportunities than buying opportunities. However, we generally believe this type of environment can be nearly as fertile as any other for generating returns.

We ended the period slightly underweight versus the Lehman Aggregate Bond Index in corporate bonds, having trimmed exposure during the year as bond prices reached our target valuations. An area of particular emphasis within our corporate positioning, as well as within headlines recently, is the broadly defined hybrid capital securities market. This market underperformed early

The views expressed are current as of the date of this report and are subject to change.

in the period when the regulatory treatment of these securities came under review, and appeared to cause consternation among buyers. In recent months, hybrid capital securities have regained that lost performance and then some, after it appeared that views held by market participants and regulators moved toward our own view with regard to their creditworthiness and structural integrity. Additionally, holdings in cable/media, telecommunications, and property and casualty insurance were among our better performers. Investments in gaming companies detracted from results.

Mortgage-backed securities benefited from muted volatility during much of the period. Our MBS portfolio remains largely concentrated in structured bonds (hybrid adjustable-rate mortgages and planned amortization class bonds) that are less prepayment-sensitive than the pass-throughs that comprise the MBS index. Although these securities dampened performance at times during the year when volatility eased, overall they have aided results and we believe they currently remain attractively valued in the intermediate part of the yield curve.

The other high-grade sectors of the market such as CMBS and ABS performed well during the year. Commercial real estate valuations fared better than residential mortgages, leading to positive performance during the period. Recent headlines about subprime mortgage lending notwithstanding, ABS as a market segment also posted positive results for the period. Our ABS holdings remain concentrated in high-quality (AAA-rated by Standard & Poor’s), short-duration securities. The current turmoil in subprime mortgages has negatively impacted the sector of late; however, we believe that our defensive posture has helped to minimize the effect on the portfolio.

DMC

Q: What influenced performance in your portion of the Fund?

A: The portfolio managed by Delaware Management Company uses our “core plus” fixed income investment strategy. In a core plus strategy, we invest the core of the assets under our management in domestic investment grade securities, then tactically allocate other assets to “plus” sectors of the fixed income markets. These plus sectors include domestic high yield bonds as well as both established and emerging international markets.

During the year, high yield, emerging markets, and non-dollar debt performed well, aiding performance of a core plus strategy against the Lehman Brothers Aggregate Bond Index.

Throughout the year, we focused diligently on credit selection when analyzing U.S. corporate bonds. We believed the specter of risk from highly leveraged transactions increasingly loomed over the investment-grade space during much of the year. When considering new investment grade corporate bond issues, the team tended to favor subordinated securities in capital structures of issuers that we fundamentally favor, rather than stretching for higher yields by sacrificing credit quality. Our research efforts generally have been aimed at avoiding the isolated, but now increasing situations such as leveraged buyouts (LBOs), management buyouts, leveraged recapitalizations, and mergers, which generally tend to be unfriendly to bondholders.

During the fiscal year, higher-risk securities such as emerging market bonds and U.S. high yield bonds generally outperformed lower-risk assets. Especially during the late-2006 rally, lower-rated bonds outperformed as investors continued to search for yield, with total returns among credit ratings often showing significant differences based on Lehman Brothers credit indices.

We continued to focus on security selection within our allocation to high yield bonds. Although the economic climate and other big-picture factors were influential in the high yield market, company-specific characteristics and influences generally played larger roles in overall performance. As such, we generally avoided making significant sector bets, preferring instead to focus on our in-depth research efforts to uncover attractively valued securities throughout the high yield universe. We continually paid attention to the new issue LBO market, as large deals were often priced at attractive levels.

After several years of double-digit advances, the market for emerging market bonds underwent a significant correction in the second calendar quarter of 2006, but roared back to life when fixed income assets rallied as a whole in the summer months. We believe that steady world economic growth and continued strong pricing among commodities kept demand strong for both dollar-denominated and local currency–denominated bonds. During the year, our emerging markets team attempted to add value through both the corporate emerging markets area and local currency–denominated bonds that are issued by foreign governments.

Performance summary

> Optimum Fixed Income Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The Optimum Fixed Income Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown below and on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Effective at the close of business on July 31, 2007, no new or subsequent investments will be allowed in Class B shares of each portfolio in Optimum Fund Trust, except through a reinvestment of dividends or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Aug. 1, 2007.

The most recent Fund prospectus designates the Fund’s net expense ratios for Class A, B, C, and Institutional Class shares as 1.25%, 1.90%, 1.90%, and 0.90%, respectively, and the total operating expenses for Class A, B, C, and Institutional Class shares as 1.67%, 2.32%, 2.32%, and 1.32%, respectively. Please see the fee table in the Fund’s prospectus for more information.

The average annual total returns for the one-year and lifetime periods ended March 31, 2007, for Optimum Fixed Income Fund Institutional Class shares were +8.09% and +5.34%, respectively. Institutional Class shares were first made available on Aug. 1, 2003, for certain retirement plan products. They are sold (without a sales charge or asset-based distribution charges) only to certain eligible investors.

A rise or fall in interest rates can have a significant impact on bond prices and the NAV (net asset value) of the Fund.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. Investing in emerging markets can be riskier than investing in well-established foreign markets.

High yielding noninvestment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Fund Performance

Average Annual Total Returns
Through March 31, 2007	1 Year	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding Sales Charge	+7.58%	+4.96%
Including Sales Charge	+2.77%	+3.66%

Class B (Est. Aug. 1, 2003)
Excluding Sales Charge	+7.01%	+4.31%
Including Sales Charge	+3.01%	+3.95%

Class C (Est. Aug. 1, 2003)
Excluding Sales Charge	+6.88%	+4.31%
Including Sales Charge	+5.88%	+4.31%

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics
As of March 31, 2007

Fund objective
The Fund seeks a high level of income and may also seek growth of capital.

Total fund net assets
$749 million

Number of holdings
1,039

Fund start date
Aug. 1, 2003

	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class B	OBFIX	246118673
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception) through March 31, 2007

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2007)
Lehman Brothers Aggregate Bond Index	$10,000	$11,732
Optimum Fixed Income Fund — Class A Shares	$9,550	$11,408

Chart assumes $10,000 invested on Aug. 1, 2003 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Aggregate Bond Index as of Aug. 1, 2003. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad U.S. bond markets. An index does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Portfolio management review

> Optimum International Fund

April 10, 2007

Advisor
Delaware Management Company (DMC)

Sub-advisors
AllianceBernstein L.P. (Alliance)
Mondrian Investments Partners Ltd. (Mondrian)

Optimum International Fund seeks long-term growth of capital. The Fund may also seek income. The Fund’s advisor, Delaware Management Company, selected two sub-advisors, each of whom is responsible for day-to-day investment management of a portion of the Fund’s assets. Each sub-advisor selects investments for its portion of the Fund based on its own investment style and strategy. For more information on the investment approach of the sub-advisors, please see the Fund’s prospectus.

For the fiscal year ending March 31, 2007, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) gained +20.20%, as strong global economic growth and a falling U.S. dollar helped international equity returns outpace domestic returns in the U.S. By comparison, Optimum International Fund had a total return of +21.26% at net asset value and +14.30% at its maximum offer price. Both figures reflect performance for Class A shares with all distributions reinvested. For complete annualized returns, please see page 8.

International equity markets were again very strong, as most markets showed gains in local currency terms for the year, and currency movements added to returns in U.S. dollars for all EAFE markets except Japan and Hong Kong. For the year ended March 31, 2007, Singapore benefited from strong domestic economic growth, strong international trade, and rising property prices and returned 45.7%, making it the strongest market in the MSCI EAFE Index (all country returns based on MSCI country indices). Another strong Pacific market was Australia, up 35.0%. Conversely, the largest pacific market, Japan, had the lowest return in EAFE, up just 3.0%. Among the European markets, Spain had the highest performance at 38.3%, followed by a 37.0% rise in the Danish market. The U.K. had a reasonable 24.3% rise, but Finland’s 19.9% gain was the weakest European figure.

The utilities sector, despite its defensive reputation, had the highest performance, rising 40.0% for the year ended March 31, 2007. Merger and acquisition activity, rumored and actual, helped drive this sector. Having lagged for some time, the telecommunication sector surged in the latter half of the 12 months, making it another strong performing sector with a return of 31.0%. The weakest sector was information technology, up just 3.1%, and the former market darling, the energy sector, rose just 8.4%.

The sections below provide additional information about the portion of the Fund managed by each sub-advisor.

Alliance

Q: Please describe your approach to the Fund’s positioning during the course of the fiscal year.

A: We took advantage of the February 2007 market decline to increase some of our holdings in companies whose valuations we believed were unjustly punished during the indiscriminate sell off. We also accelerated planned purchases of shares in other companies that our research had already identified as potentially attractive value opportunities.

Financial stocks remained the single largest sector position in our portion of the Fund, but for different reasons in different markets and geographical locations.

ING Groep fell on exposure to the U.S. subprime market through bonds held by the Dutch financial service company’s life insurance subsidiary. We continued to hold significant stakes in some oil companies. We believed that strong demand from emerging economies and the commercial transportation sector, together with only gradual increases in supply, could keep oil prices higher for longer than most investors expect. We also maintained significant positions in several transport, capital equipment, and technology companies.

Q: What factors influenced performance in a positive way during the fiscal year?

A: When comparing our sector positioning and returns to the MSCI EAFE Index, both our heavier weighting and stock selection within the materials sector contributed to Fund returns. Our metal and mining stocks, including JFE Holdings, Voestalpine, and Xstrata benefited from ongoing expectations of industry consolidation.

The views expressed are current as of the date of this report and are subject to change.

Our consumer staples holdings also were strong performers. In the United Kingdom, the stock of food retailer J Sainsbury was buoyed by private equity interest. Meanwhile, Japan Tobacco outperformed after the company confirmed plans to purchase its smaller rival, the Gallaher Group, based in the U.K.

Q: What factors influenced performance in a negative way?

A: In our portion of the Fund, an overweight exposure to the energy sector compared to the benchmark was the main detractor from returns during the period.

Also affecting returns negatively was stock selection among healthcare companies, particularly positions in Sanofi-Aventis, a French pharmaceutical firm, and AstraZeneca. Shares of Sanofi-Aventis traded lower amid uncertainty about an ongoing U.S. patent dispute investigation regarding the firm’s blood-thinning drug, Plavix. Also detracting was our position in European aerospace and defense firm European Aeronautic Defence & Space (EADS) because of delays in the new A380 airplane. The position has since been sold.

Mondrian

Q: What global economic factors influenced your approach to the MSCI EAFE markets?

A: For the fiscal year that ended on March 31, 2007, market contribution was helped by underweight position versus the EAFE Index in the underperforming Japanese market and overweight positions in the strongest markets, Singapore and Spain. An underweight position in the Swedish and Danish markets held returns back a little. Sector weighting was also helpful because our portion of the Fund was overweight in two of the three strongest sectors. The overweight position in energy, however, was not beneficial. Also for the fiscal year stocks that did not perform well include the South African stock Sasol, which was down 8% (having risen 65.7% in the year ending on March 31, 2006) Millea Holdings, the Japanese insurer was down by more than 6% for the period ended March 31, 2007. Strongly outperforming stocks included Coles Group, Compass Group, and Bayer, the German pharmaceutical company, each up in excess of 60% for the same period. In Australia, Coles Group, one of the two main retail groups was approached in the second half of 2006 by a private equity firm with a conditional bid.

Compass Group in the U.K. gained market confidence with better-than-expected results during the year and with the appointment of a new CEO and chairman, which signaled positive change.

An underweight position in the Danish and Swedish kronor was not helpful. However, currency contribution was helped greatly by an underweight position in the underperforming Japanese yen and Swiss franc, and an overweight position in the outperforming Australian and New Zealand dollars.

Q: What transactions are noteworthy for shareholders?

A: During the fiscal year, new stocks purchased for the Fund included Astellas Pharmaceutical in Japan, France Telecom in France, and Deutsche Telekom in Germany. Astellas is one of the largest Japanese pharmaceutical companies and has recently announced a new strategy, which involves more active balance sheet management that we believe could potentially lead to a substantial improvement in shareholder returns over the long term.

The telecommunications sector has suffered from negative sentiment as a result of increasing competition and regulation and technological risks. Incumbent telecom operators such as France Telecom and Deutsche Telekom have seen their share prices hit hard. At Mondrian, we believe that these companies currently have attractive valuations, even if we assume significant market share losses and weaker pricing. These and other new positions have been funded by taking profits and selling certain positions. We liquidated our entire position in our portion of the fund of stocks including the British industrial gases company BOC, Brambles, the Anglo-Australian distribution business, and Rio Tinto, Anglo-Australian resources company.

Q: What were the main highlights of your strategy as the period ended?

A: The main highlights of the strategy adopted for Mondrian’s portion of Optimum International Fund included an underweight position in the Japanese market, an overweight position in the Australasian and smaller Asian markets, an overweight in selected European markets, and a defensive currency hedge out of sterling.

Performance summary

> Optimum International Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The Optimum International Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below, and they are subject to change.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown below and on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Effective at the close of business on July 31, 2007, no new or subsequent investments will be allowed in Class B shares of each portfolio in Optimum Fund Trust, except through a reinvestment of dividends or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Aug. 1, 2007.

The most recent Fund prospectus designates the Fund’s net expense ratios for Class A, B, C, and Institutional Class shares as 2.01%, 2.66%, 2.66%, and 1.66%, respectively, and the total operating expenses for Class A, B, C, and Institutional Class shares as 2.19%, 2.84%, 2.84%, and 1.84%, respectively. Please see the fee table in the Fund’s prospectus for more information.

The average annual total returns for the one-year and lifetime periods ended March 31, 2007, for Optimum International Fund Institutional Class shares were +21.68% and +22.54%, respectively. Institutional Class shares were first made available on Aug. 1, 2003, for certain retirement plan products. They are sold (without a sales charge or asset-based distribution charges) only to certain eligible investors.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

Fund Performance

Average Annual Total Returns
Through March 31, 2007	1 Year	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+21.26%	+22.12%
Including sales charge	+14.30%	+20.16%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	+20.44%	+21.33%
Including sales charge	+16.44%	+20.96%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+20.51%	+21.35%
Including sales charge	+19.51%	+21.35%

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics
As of March 31, 2007

Fund objective
The Fund seeks long-term growth of capital and may also seek income.

Total fund net assets
$276 million

Number of holdings
165

Fund start date
Aug. 1, 2003

	Nasdaq symbols	CUSIPs
Class A	OAIEX	246118731
Class B	OBIEX	246118723
Class C	OCIEX	246118715
Institutional Class	OIIEX	246118699

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception) through March 31, 2007

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2007)
MSCI EAFE Index	$10,000	$22,485
Optimum International Fund — Class A Shares	$9,425	$19,616

Chart assumes $10,000 invested on Aug. 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the MSCI EAFE Index as of Aug. 1, 2003. The MSCI EAFE is an unmanaged composite of stocks in established markets within Europe, Australasia, and the Far East. An index does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Portfolio management review

> Optimum Large Cap Growth Fund

April 10, 2007

Advisor
Delaware Management Company (DMC)

Sub-advisors
Marsico Capital Management LLC (Marsico Capital) T. Rowe Price Associates Inc. (T. Rowe Price)

Optimum Large Cap Growth Fund seeks long-term growth of capital. The Fund’s advisor, Delaware Management Company, selected two sub-advisors, each of whom is responsible for day-to-day investment management of a portion of the Fund’s assets. Each sub-advisor selects investments for its portion of the Fund based on its own investment style and strategy. For more information on the investment approach of the sub-advisors, please see the Fund’s prospectus.

For the year ending March 31, 2007, the S&P 500 Index and Russell 1000 Growth Index had total returns of 11.83% and 7.06%, respectively. At an economic sector level, gains were widespread. All 10 Global Industry Classification Standard sectors of the Russell 1000 Growth Index had positive returns. Utilities, materials, telecommunication services, consumer staples, and financials were the economic sectors with the highest performance for the 12-month period with gains of more than 10%. The information technology sector was the weakest performing area with a return of 3%. In terms of investment style, large-capitalization value stocks, as represented by the Russell 1000 Value Index, solidly outperformed growth stocks, as represented by the Russell 1000 Growth Index — by more than 9% during the period.

U.S. stocks produced solid gains for the year ended March 31, 2007. Despite a housing-led economic slowdown, stocks rallied thanks to robust corporate earnings growth, declining energy prices, and significant merger and acquisition activity, particularly a marked increase in buyouts by private equity firms. A stable interest rate policy by the U.S. Federal Reserve over the last nine months of the period also contributed to the positive sentiment in the market. However, volatility increased late in the period as troubles in the subprime mortgage-lending industry worsened.

Optimum Large Cap Growth Fund underperformed its benchmark, the Russell 1000 Growth Index, for the year ended March 31, 2007. The Fund had a total return of +5.75% at net asset value and -0.30% at its maximum offer price. Both figures reflect performance for Class A shares with all distributions reinvested. For complete annualized returns, please see page 12.

The sections below provide additional information about the portion of the Fund managed by each sub-advisor.

Marsico Capital

Q: What sectors were among the largest detractors from performance?

A: Stock selection in the healthcare sector was the largest performance detractor for the Marsico portion of the Fund during the year. Pharmaceutical, biotechnology, and life sciences companies Amylin Pharmaceuticals and Genentech posted negative returns. Healthcare services provider UnitedHealth Group, one of the Fund’s largest individual holdings, declined 5% during the reporting period.

The Fund’s homebuilding and home improvement retailing positions, including KB Home, Home Depot, Lennar, and Lowe’s struggled, in part because of a softening housing market and concerns about retail spending. Of these companies, only Lowe’s was held in our portion of the Fund as of March 31, 2007.

For much of the year, the Marsico-managed portion of the Fund generally maintained a smaller allocation than the Russell 1000 Growth Index to the energy sector, an area of strong performance for the index. Stock selection in energy was weak. In particular, price declines in Peabody Energy and Halliburton hurt the Fund prior to those stocks being sold. Information technology positions Qualcomm and Texas Instruments were among the weakest performing individual positions in our portion of the Fund. Both were sold during the period.

The views expressed are current as of the date of this report and are subject to change.

Q: What sectors were among the largest contributors to performance?

A: Stock selection in the consumer discretionary sector was a leading positive contributor to performance. Hotel and casino operators MGM Mirage, Las Vegas Sands, and Wynn Resorts posted strong returns. Media company Comcast also performed well during the annual period and remained a holding in the Fund as of March 31, 2007.

Another significant performance contributor for the Fund was stock selection and posture in the diversified financials industry. Goldman Sachs Group was among the Fund’s strongest individual positions. A larger weighting in the strong-performing diversified financials industry versus the benchmark index also had a positive impact. Certain capital goods positions performed well, including Lockheed Martin and General Dynamics. The Fund had less exposure than the index to information technology companies, a position that aided our relative performance because information technology was the weakest sector of the index.

As of March 31, 2007, our economic sector allocations emphasized consumer discretionary, industrials, financials, and healthcare. The Fund had little exposure in areas such as utilities.

T. Rowe Price

Q: What were the positive aspects of performance for your portion of the Fund during the fiscal year?

A: Optimum Large Cap Growth Fund as a whole underperformed the benchmark, but in seven of the ten sectors in the Fund, our holdings contributed to performance compared to the Russell 1000 Growth Index during the fiscal year.

Our stock selection added the most value in the consumer discretionary sector, where choices among gaming companies and retailers contributed favorably to relative results. Stock selection also paid off among telecommunication services stocks, as did an overweight versus the index in the sector. Other sectors where stock picks enhanced results included healthcare — particularly healthcare services providers — and energy.

Liberty Media Capital, which owns interests in private and publicly held media and telecommunications companies, was among our holdings with the highest performance. Liberty benefited from an agreement to trade its shares in News Corp. for a large stake in satellite television provider DirecTV. Other strong contributors in this sector included casino operator MGM Mirage and retailer Kohl’s.

Q: What were the negative aspects of performance in your portion of the Fund?

A: Three sectors detracted from our performance relative to the benchmark index — utilities, consumer staples, and materials. Our underweight in each of these sectors was the reason for their underperformance. We tend to be underweight in this sector because long-term growth prospects are generally below our target.

Stock selection detracted from our results compared to our peers in the information technology and financial sectors, especially among semiconductor manufacturers and capital markets firms. The stocks of Marvell Technology and Maxim Integrated both suffered from options back-dating concerns and inventory growth in a moderating economy.

Financials sector stocks SLM and E-Trade also hurt relative performance. But our favorable underweight in technology and overweight in financials more than offset the negative impact of stock selection.

Performance summary

> Optimum Large Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The Optimum Large Cap Growth Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below, and they are subject to change.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown below and on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Effective at the close of business on July 31, 2007, no new or subsequent investments will be allowed in Class B shares of Optimum Fund Trust, except through a reinvestment of dividends or permitted exchanges. Please see the prospectus for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Aug. 1, 2007.

The most recent Fund prospectus designates the Fund’s net expense ratios for Class A, B, C, and Institutional Class shares as 1.69%, 2.34%, 2.34%, and 1.34%, respectively, and the total operating expenses for Class A, B, C, and Institutional Class shares as 1.83%, 2.48%, 2.48%, and 1.47%, respectively. Please see the fee table in the Fund’s prospectus for more information.

The average annual total returns for the one-year and lifetime periods ended March 31, 2007, for Optimum Large Cap Growth Fund Institutional Class shares were +6.13% and +10.76%, respectively. Institutional Class shares were first made available on Aug. 1, 2003, for certain retirement plan products. They are sold without a sales charge or asset-based distribution charges only to certain eligible investors.

Fund Performance

Average Annual Total Returns
Through March 31, 2007	1 Year	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+5.75%	+10.36%
Including sales charge	-0.30%	+8.59%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	+5.14%	+9.66%
Including sales charge	+1.14%	+9.18%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+5.14%	+9.66%
Including sales charge	+4.14%	+9.66%

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics
As of March 31, 2007

Fund objective
The Fund seeks long-term growth of capital.

Total fund net assets
$789 million

Number of holdings
147

Fund start date
Aug. 1, 2003

	Nasdaq symbols	CUSIPs
Class A	OALGX	246118707
Class B	OBLGX	246118806
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception) through March 31, 2007

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2007)
Russell 1000 Growth Index	$10,000	$13,825
Optimum Large Cap Growth Fund — Class A Shares	$9,425	$13,531

Chart assumes $10,000 invested on Aug. 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of Aug. 1, 2003. The Russell 1000 Growth Index is an unmanaged composite that includes performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Portfolio management review

> Optimum Large Cap Value Fund

April 10, 2007

Advisor
Delaware Management Company (DMC)

Sub-advisors
Massachusetts Financial Services Company (MFS)
TCW Investment Management Company (TCW)

Optimum Large Cap Value Fund seeks long-term growth of capital and it may also seek income. The Fund’s advisor, Delaware Management Company, chose two sub-advisors to manage the Fund’s assets. Each is responsible for day-to-day investment management of a portion of the Fund’s assets and selects investments for its portion based on its own investment style and strategy.

Based on changing projections for inflation during the year, the U.S. Federal Reserve’s direction on monetary policy remained a topic of speculation and drove market volatility. As the summer of 2006 progressed, inflation concerns began to cool because of weaker housing data and a turnaround in oil prices — a steady drop. The fiscal year ended with a period of slowing economic growth overall.

Optimum Large Cap Value Fund returned +15.65% at net asset value and +9.01% at maximum offer price for the fiscal year ending March 31, 2007 (both figures reflect performance for Class A shares with all distributions reinvested). For complete annualized returns, please see page 16.

The Fund’s performance slightly trailed the Russell 1000 Value Index return of +16.84%.

The sections below provide additional information about the portion of the Fund managed by each sub-advisor.

MFS

Q: What are some of the factors important to understanding the performance of your portion of the Fund?

A: All of the investment decisions made by MFS are driven by the fundamentals of each individual opportunity. It is common for our Fund to have different currency exposure than the benchmark. During the reporting period ended March 31, 2007, the Fund’s currency exposure was a plus factor for relative performance.

Q: What were the areas of strength regarding your portion of the Fund’s holdings?

A: Stock selection in the financial services sector was the principal source of strength in our portion of the Fund. Leading contributors in this sector included investment banking firm Goldman Sachs and insurance company MetLife. Not owning American International Group (AIG) also bolstered comparative results, as this stock significantly underperformed the benchmark.

Stock selection in the industrial goods and services sector also aided relative returns. Defense contractor Lockheed Martin, which is not a benchmark constituent, and agricultural equipment manufacturer Deere & Co. were strong contributors in this sector. A lesser position compared to the Russell 1000 Value Index in industrial conglomerate General Electric, a relatively weak performer, was another positive factor in relative results. Stock selection and, to a lesser extent, an overweight position in the strong-performing consumer staples sector also helped. Tobacco company Altria Group was a leading contributor.

Q: What were areas of weakness regarding your portion of the Fund’s holdings?

A: A combination of stock selection and an underweight position in the strong-performing utilities and communications sectors held back results relative to the benchmark. Wireless services provider Sprint Nextel was among the top detractors. Underweighting telecommunications service company AT&T, and not owning BellSouth, hurt relative performance because both stocks outperformed the benchmark.

Stock selection in the energy sector also detracted from results. The Fund’s underweight positions in integrated oil and gas companies Exxon Mobil and Chevron, both of which yielded higher returns than the benchmark, dampened relative returns.

The views expressed are current as of the date of this report and are subject to change.

Stocks in other sectors that negatively affected relative performance included home improvement products maker Masco, healthcare products maker Johnson & Johnson, and defense contractor Northrop Grumman.

TCW

Q: What factors in the marketplace and elements of your strategy had a significant impact on the Fund?

A: During the period under review, large-cap value stocks significantly outperformed large-cap growth, with the Russell 1000 Value Index more than doubling the Russell 1000 Growth Index return of +7.06%. Although it is dividend-focused, our strategy is not deep value, and the Fund captured more than 93% of the Russell 1000 Value’s strong performance during the year ending March 31, 2007.

We believe the prospect of capital appreciation plus dividend income made the strategy an attractive investment vehicle for long-term, conservative investors. Our strategy is to select securities with outstanding performance based primarily on fundamental stock selection discipline and placing less emphasis on the impact of economic trends. In addition, we continued our search for value securities that we believe were poised for growth.

Q: What factors influenced the Fund’s performance in a negative way?

A: Relative to the Russell 1000 Value Index, the underweight in both the energy and utilities sectors in our portion of the portfolio detracted from performance for the year ending March 31, 2007. Stock selection in the healthcare sector dampened returns. Underperformers for the year in the healthcare sector include Watson Pharmaceuticals, Tenet Healthcare, and Boston Scientific, which was sold after hitting our downside sell discipline price target.

Q: What factors influenced the Fund’s performance in a positive way?

A: Relative to the Russell 1000 Value Index, stock selection within the consumer discretionary sector and the Fund’s underweight position in financials had a positive impact on performance for the year ending March 31, 2007. Top performers in the consumer discretionary sector included General Motors, Comcast, and Sears Holdings. Sears was completely sold during the year as the stock reached its target price.

Performance summary

> Optimum Large Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The Optimum Large Cap Value Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below and they are subject to change.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown below and on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with maximum a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Effective at the close of business on July 31, 2007, no new or subsequent investments will be allowed in Class B shares of the Optimum Fund Trust, except through a reinvestment of dividends or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Aug. 1, 2007.

The most recent Fund prospectus designates the Fund’s net expense ratios for Class A, B, C, and Institutional Class shares as 1.55%, 2.20%, and 2.20%, 1.20%, respectively, and the total operating expenses for Class A, B, C, and Institutional Class shares as 1.82%, 2.47%, 2.47%, and 1.47%, respectively. Please see the fee table in the Fund’s prospectus for more information.

The average annual total returns for the one-year and lifetime periods ended March 31, 2007, for Optimum Large Cap Value Fund Institutional Class shares were +16.12% and +15.08%, respectively. Institutional Class shares were first made available on Aug. 1, 2003, for certain retirement plan products. They are sold without a sales charge or asset-based distribution charges only to certain eligible investors.

Fund Performance

Average Annual Total Returns
Through March 31, 2007	1 Year	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+15.65%	+14.68%
Including sales charge	+9.01%	+12.83%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	+14.97%	+13.94%
Including sales charge	+10.97%	+13.51%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+14.88%	+13.92%
Including sales charge	+13.88%	+13.92%

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics
As of March 31, 2007

Fund objective
The Fund seeks long-term growth of capital and may also seek income.

Total fund net assets
$794 million

Number of holdings
136

Fund start date
Aug. 1, 2003

	Nasdaq symbols	CUSIPs
Class A	OALVX	246118863
Class B	OBLVX	246118855
Class C	OCLVX	246118848
Institutional Class	OILVX	246118830

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception) through March 31, 2007

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2007)
Russell 1000 Value Index	$10,000	$17,723
Optimum Large Cap Value Fund — Class A Shares	$9,425	$15,573

Chart assumes $10,000 invested on Aug. 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Russell 1000 Value Index as of Aug. 1, 2003. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Portfolio management review

> Optimum Small Cap Growth Fund

April 10, 2007

Advisor
Delaware Management Company (DMC)

Sub-advisors
Columbia Wanger Asset Management L.P. (CWAM)
Oberweis Asset Management, Inc. (Oberweis)

Optimum Small Cap Growth Fund seeks long-term growth of capital. The Fund’s advisor, Delaware Management Company, selected two sub-advisors, each of whom is responsible for day-to-day investment management of a portion of the Fund’s assets. Each sub-advisor selects investments for its portion of the Fund based on its own investment style and strategy. For more information on the investment approach of the sub-advisors, please see the Fund’s prospectus.

The Fund experienced negative performance during the first half of the fiscal year ending March 31, 2007, but performed well compared to its benchmark, the Russell 2000 Growth Index. For the full year, Optimum Small Cap Growth Fund gained 0.37% at net asset value and returned -5.37% at maximum offer price (both figures are for Class A shares and include distributions reinvested during the fiscal year); by comparison, the benchmark gained 1.56%. For complete annualized performance for the Fund, please see the table on page 20.

During the first two quarters of the fiscal year, stocks of small companies pulled back after a large surge during the first quarter of calendar year 2006. Housing prices, consumer debt loads, the war in Iraq, and the threat of terrorism weighed heavily on investors’ minds. Overlooked amid the apparent pessimism, in our opinion, was the resiliency of the U.S. economy. While respected stock market watchers and the financial press warned of an economic slowdown, the market was in one of the longest stretches of double-digit profit growth in history.

The calendar year 2006 ended much the same way it began, with a large run-up in the more speculative companies of the small-cap market, including micro-caps and stocks with no earnings. As oil prices retreated and worries about the health of the consumer and the housing market abated, lesser-quality stocks surged. These trends hurt the Fund’s performance relative to its benchmark.

The sections below provide additional information about the portion of the Fund managed by each sub-advisor.

Columbia Wanger Asset Management

Q: What factors in your investment strategy influenced returns for your portion of the Fund?

A: In the final quarter of the fiscal year, U.S. markets were jolted by turbulence overseas as a steep decline in the Chinese market spread globally. In our opinion investors suddenly seemed more focused on risk. Within the small-cap market, the lower-quality and smaller-company stocks lost favor in the marketplace. This played into our strength — our attention to risk — and the Fund outpaced the benchmark during the final period of the year.

Q: Can you describe some areas that detracted from performance?

A: The largest detractors from a sector standpoint were healthcare and retail. The Fund’s healthcare stocks were down 10% more than the benchmark during the period. The largest detractor was Neurocrine Bioscience stock, which collapsed when the FDA withheld full approval for the high dosage of its sleep medication Indiplon. We sold the stock, taking a 66% loss for the year, and it later fell another 50%.

The Fund maintained a healthy overweight within the consumer discretionary sector at 4% above the benchmark. Fund performance for retail stocks was slightly better than the benchmark although retail stocks in general reported sluggish performance. A large detractor within the retail space was Chico’s FAS, a women’s specialty retailer. Chico’s lost 21% during the year because its fall lineup was off the mark, and sales came in below expectations.

The views expressed are current as of the date of this report and are subject to change.

Q:	Can you describe some areas that aided performance?

A: Information technology and telecom had the highest performance in the Fund. Good stock selection in both sectors added value. The Fund’s technology stocks were up 9% versus a slight loss for the benchmark. Fueling strong performance in this sector was bar-code scanner manufacturer Symbol Technologies, which received a buyout offer from Motorola and was up 39% before the acquisition was completed in January 2007.

The Fund’s telecommunications holdings were up 10% over the benchmark performance. Time Warner Telecom, an owner of fiber optic networks connected to more than 6,000 office buildings was up because of strong sales growth. American Tower also posted strong annual gains. As cellular minute usage grows, cellular service providers continued to turn to the company for antenna space.

Oberweis Asset Management

Q:	What factors influenced returns for your portion of the Fund?

A: As value-oriented investments continued to dominate the small-cap market during the year, our portfolio of high-growth companies fared poorly relative to the rest of the small-cap marketplace. Investors continued to overlook opportunities in the high earnings and high growth space. Although our style struggled during the first three quarters of 2006, returns were favorable in the calendar fourth quarter.

Q:	What aspect of your strategy had a significant impact on the Fund during the fiscal year?

A: Oberweis invests in small-cap companies with high earnings growth rates. However, within our small-cap universe, high-growth companies had lower performance during the year. On a valuation basis, we believe stocks within our high-growth, small-cap universe are currently inexpensive relative to their longer term averages. On a relative basis, valuations of high-growth, small-cap equities appear much more attractive than valuations of small-cap value-oriented equities. High-growth equities have underperformed value equities in recent periods. When this situation has occurred in the past, the cycle generally reversed course over time.

As a result of our strict high-growth discipline, we are generally more heavily invested in sectors such as technology, healthcare, and consumer discretionary, and we have less exposure to slower growth sectors such as financial services, utilities, and producer durables.

Q:	What factors influenced the Fund’s performance in a negative way?

A: On a sector basis, technology and healthcare accounted for most of the strategy’s shortfall relative to the Russell 2000 Growth Index. Our portion of the Fund tends to be consistently more invested in these two growth-oriented sectors. At the stock level, two of the leading detractors for the year were ASV and Openwave Systems. The two top-performing sectors over the fiscal year, consumer staples and utilities, were slower-growing sectors in which we maintained minimal exposure.

Q:	What factors influenced the Fund’s performance in a positive way?

A: The largest contributors to performance from a sector standpoint were energy and “other.” The latter sector is comprised of recent IPOs or companies that are not yet included in the Russell 2000 Growth Index. Over the past fiscal year, healthcare carried a slightly higher average weight versus the Russell 2000 Growth Index. Technology also averaged higher than the benchmark. At the stock level, two of the top contributors for the year were Vasco Data Security International and Focus Media Holding.

Performance summary

> Optimum Small Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The Optimum Small Cap Growth Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below, and they are subject to change.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown below and on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Effective at the close of business on July 31, 2007, no new or subsequent investments will be allowed in Class B shares of each portfolio in the Optimum Fund Trust, except through a reinvestment of dividends or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Aug. 1, 2007.

The most recent Fund prospectus designates the Fund’s net expense ratios for Class A, B, C, and Institutional Class shares as 1.95%, 2.60%, 2.60%, and 1.60%, respectively, and the total operating expenses for Class A, B, C, and Institutional Class shares as 2.46%, 3.11%, 3.11%, and 2.11%, respectively. Please see the fee table in the Fund’s prospectus for more information.

The average annual total returns for the one-year and lifetime periods ended March 31, 2007, for Optimum Small Cap Growth Fund Institutional Class shares were +0.72% and +15.84%, respectively. Institutional Class shares were first made available on Aug. 1, 2003, for certain retirement plan products. They are sold without a sales charge or asset-based distribution charges only to certain eligible investors.

Funds that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

Fund Performance
Average Annual Total Returns
Through March 31, 2007	1 Year	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+0.37%	+15.45%
Including sales charge	-5.37%	+13.59%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	-0.27%	+14.74%
Including sales charge	-4.17%	+14.31%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	-0.27%	+14.74%
Including sales charge	-1.25%	+14.74%

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics
As of March 31, 2007

Fund objective
The Fund seeks long-term growth of capital.

Total fund net assets
$140 million

Number of holdings
184

Fund start date
Aug. 1, 2003

	Nasdaq symbols	CUSIPs
Class A	OASGX	246118822
Class B	OBSGX	246118814
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception) through March 31, 2007

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2007)
Russell 2000 Growth Index	$10,000	$16,002
Optimum Small Cap Growth Fund — Class A Shares	$9,425	$15,960

Chart assumes $10,000 invested on Aug. 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Russell 2000 Growth Index as of Aug. 1, 2003. The Russell 2000 Growth Index is an unmanaged index that generally tracks the performance of those stocks in the Russell 2000 Index that have higher price-to-book ratios and higher forecasted growth values. An index does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Portfolio management review

> Optimum Small Cap Value Fund

April 10, 2007

Advisor
Delaware Management Company (DMC)

Sub-advisors
Delafield Asset Management (Delafield)
Hotchkis and Wiley Capital Management, L.L.C. (H&W)
The Killen Group, Inc. (Killen)

Optimum Small Cap Value Fund seeks long-term growth of capital. The Fund’s advisor, Delaware Management Company, selected three sub-advisors, each of whom is responsible for day-to-day investment management of a portion of the Fund’s assets. Each sub-advisor selects investments for its portion of the Fund based on its own investment style and strategy. For more information on the investment approach of the sub-advisors, please see the Fund’s prospectus.

At the beginning of the fiscal year, gross domestic product data and corporate profits remained strong, but commodity price inflation and excessive liquidity had the U.S. Federal Reserve in a tightening mode. As the year progressed, concerns arose about the growth rate of corporate earnings, as well as the higher and thus less attractive price-to-earnings ratios that come with a market rally. These concerns began to weigh on the market and produced lower but still positive returns. Interest rates remained unchanged after June 2006, and in the latter months of the fiscal period major weaknesses in the mortgage lending and homebuilding areas threatened the economic outlook.

For the fiscal year ended March 31, 2007, the overall return for Optimum Small Cap Value Fund was +5.93% at net asset value and -0.17% at maximum offer price. Both figures reflect performance for Class A shares with all distributions reinvested. For complete annualized returns for the fund, please see page 26.

For the same period, the Russell 2000 Value Index gained 10.38%.

The sections below provide additional information about the portion of the Fund managed by each sub-advisor.

Delafield

Q:	What market factors influenced performance in your portion of the Fund?

A: Overall, Delafield’s focus remained on finding special situations. Such investments tend to have performance that more closely parallels the underlying events of the individual company rather than the broad markets. This can cause our performance quarter-to-quarter to be out of sync with the overall market.

Following the basic Delafield discipline, we invested in appropriately priced securities that we believed to have low market risk. During the year, the significant cash position in our portion of the Fund detracted from performance.

Q:	What contributed to positive performance in your portion of the Fund?

A: During the fiscal year, eight of the Fund’s investments received takeover proposals, which positively impacted returns. Among our better-performing stocks were Novelis, which was up 95%; Lydall, up 70%; and Standard Motor Products, which was sold prior to year end to lock in gains, after a 57% increase. In general, holdings benefiting from cyclical growth contributed to the Fund’s overall performance.

Q:	What elements of performance in your portion of the Fund had a negative effect?

A: On the negative side, education curriculum materials provider ProQuest fell 30% because of concerns arising after accounting irregularities forced a restatement of financials, followed closely by Furniture Brands International, down 28%. ProQuest is no longer a holding in the portfolio. Furniture Brands remains a core holding, but has been negatively affected by the consumer slowdown in spending on big-ticket items. Combined, these stocks impaired the portfolio returns by about 2.5 percentage points.

The views expressed are current as of the date of this report and are subject to change.

H & W

Q:	What market factors influenced performance in your portion of the Fund?

A: Toward the end of 2006, the Chicago Board of Options Exchange Volatility Index, which generally reflected fears of a market downturn, hit a 12-year low. This index can be viewed as a measure of market expectations, where a low reading indicates a high level of complacency among investors. In general, we believe it is imperative to identify potential risk factors as opposed to discounting them.

We prefer to own shares that are trading at a low multiple of sustainable normal earnings rather than make a bet that good times will be everlasting. Clearly, our disciplined, value-oriented process has caused us to miss some of the lavish returns in the market. However, we remain confident due in part to the fact that many of our holdings at period end exhibited attractive valuations relative to the market.

Q:	What were the negative factors that affected your investments during the period?

A: Nearly all of our relative underperformance versus the Russell 2000 Value Index was concentrated in the consumer discretionary sector, and to a lesser degree industrials, energy, and financials. Within the consumer discretionary sector, homebuilders Beazer Homes USA and WCI Communities, and publisher Valassis Communications, were sources of negative performance. Within the industrials sector, equipment manufacturer Flowserve and defense manufacturer EDO posted losses. In the financials sector, mortgage REIT Fieldstone Investment and insurers Conseco, Hanover Insurance Group, and KMG America were all weak performers.

Within the energy sector, the performance of coal producers Foundation Coal Holdings and Alpha Natural Resources lagged behind other securities.

Q:	What were the positive factors that affected your investments?

A: Strength came primarily from positive sector allocation with regard to information technology sector and strong stock selection within the materials sector. Within materials, chemicals manufacturers CF Industries and Agrium were standouts. We sold our position in CF Industries in January 2007 when it reached its target valuation. Apparel manufacturer Warnaco, staffing company Kelly Services, shipping company Overseas Shipholding Group, and real estate company MI Developments were leading contributors to performance.

Killen

Q:	How favorable or unfavorable was your investment approach given the year’s market backdrop?

A: Killen Group employs a bottom-up, company-specific value approach to construct a portfolio of companies in diverse industries that in our opinion have attractive valuations. Our investment process looks to balance reward and risk. This often prevents us from investing in areas of the market that are currently in favor but have valuations that we believe do not adequately reflect the risks inherent in the businesses. Examples included raw materials and REITs in the early months of last year. We believe that this cautious, disciplined process over time leads us to undervalued areas of the market that can provide upside potential and mitigate downside risk during periods of market weakness.

Q:	What drove positive performance in your portion of the Fund?

A: Sectors that added to our performance during the past fiscal year included energy and consumer discretionary stocks. Within the energy sector, the Fund experienced strong returns from Input/Output, a provider of seismic products and services that was up more than 40%, and Southwestern Energy, a natural gas exploration and production company that returned in excess of 27%.

Portfolio management review

> Optimum Small Cap Value Fund

April 10, 2007

Consumer discretionary stocks such as Monaco Coach, IHOP, and recent addition Hooker Furniture added to performance. Two companies whose stock we held experienced takeover bids, which also helped their performance — Gold Kist, a major poultry producer in the consumer staples sector, and Duquesne Light Holdings in the utilities sector. Duquesne’s stock price ran up after an initial mid-summer 2006 takeover announcement. We decided to sell the stock in early July, as we believed it was fully priced and there was little chance that the offering price would be increased. With Gold Kist, we believed there was a chance the initial takeover price might be increased and so decided to hold the stock until the takeover was consummated in January 2007. At that time we tendered our Gold Kist shares to the acquiring entity.

Q:	What drove negative performance in your portion of the Fund?

A: Sectors where we did not perform as well were financials and technology. Labranche, a New York Stock Exchange specialist firm and registered broker/dealer, was the most significant underperformer within financials, which was the biggest laggard sector relative to the benchmark. Real estate investment trusts (REITs) enjoyed a strong run during the fiscal year. We have stayed away from this area with the exception of our investment in Equity Inns, a hospitality-oriented REIT.

In the technology sector, Neoware, which specializes in computer solutions that rely on servers rather than on individual computers for primary computing power, had the largest decline. Although Neoware experienced internal growth issues, we believed the company remained attractive and increased our share count. International Coal Group in the materials sector and Cooper Tire and Rubber in the industrial sector had sharp price declines following unexpected, negative news related to business fundamentals. These two positions were eliminated from the Fund.

Performance summary

> Optimum Small Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The Optimum Small Cap Value Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. Read the prospectus carefully before you invest or send money.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below, and they are subject to change.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown below and on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35% of average daily net assets.

Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Effective at the close of business on July 31, 2007, no new or subsequent investments will be allowed in Class B shares of Optimum Fund Trust, except through a reinvestment of dividends or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Aug. 1, 2007.

The most recent Fund prospectus designates the Fund’s net expense ratios for Class A, B, C, and Institutional Class shares as 1.76%, 2.41%, 2.41%, and 1.41%, respectively, and the total operating expenses for Class A, B, C, and Institutional Class shares as 2.57%, 3.22%, 3.22%, and 2.22%, respectively. Please see the fee table in the Fund’s prospectus for more information.

The average annual total returns for the one-year and lifetime periods ended March 31, 2007, for Optimum Small Cap Value Fund Institutional Class shares were +6.24% and +19.13%, respectively. Institutional Class shares were first made available on Aug. 1, 2003, for certain retirement plan products. They are sold without a sales charge or asset-based distribution charges only to certain eligible investors.

Funds that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

Fund Performance
Average Annual Total Returns
Through March 31, 2007	1 Year	Lifetime
Class A (Est. Aug. 1, 2003)
Excluding sales charge	+5.93%	+18.75%
Including sales charge	-0.17%	+16.84%

Class B (Est. Aug. 1, 2003)
Excluding sales charge	+5.27%	+17.98%
Including sales charge	+1.31%	+17.59%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+5.27%	+17.99%
Including sales charge	+4.28%	+17.99%

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics
As of March 31, 2007

Fund objective
The Fund seeks long-term growth of capital.

Total fund net assets
$128 million

Number of holdings
145

Fund start date
Aug. 1, 2003

	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class B	OBSVX	246118764
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

Performance of a $10,000 Investment
Aug. 1, 2003 (Fund’s inception) through March 31, 2007

	Starting value (Aug. 1, 2003)	Ending value (March 31, 2007)
Russell 2000 Value Index	$10,000	$19,149
Optimum Small Cap Value Fund — Class A Shares	$9,425	$17,702

Chart assumes $10,000 invested on Aug. 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Russell 2000 Value Index as of Aug. 1, 2003. The Russell 2000 Value Index is an unmanaged composite that measures the performance of small, value-oriented companies. An index does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses

For the period October 1, 2006 to March 31, 2007

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 to March 31, 2007.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund’s actual expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

In each case, “Expenses Paid During Period” are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the 182/365 (to reflect the one-half year period).

Optimum Fixed Income Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/06 to
	10/1/06	3/31/07	Ratio	3/31/07
Actual Fund Return
Class A	$1,000.00	$1,038.80	1.25%	$6.35
Class B	1,000.00	1,036.50	1.90%	9.65
Class C	1,000.00	1,035.30	1.90%	9.64
Institutional Class	1,000.00	1,041.80	0.90%	4.58
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,018.70	1.25%	$6.29
Class B	1,000.00	1,015.46	1.90%	9.55
Class C	1,000.00	1,015.46	1.90%	9.55
Institutional Class	1,000.00	1,020.44	0.90%	4.53

Optimum International Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/06 to
	10/1/06	3/31/07	Ratio	3/31/07
Actual Fund Return
Class A	$1,000.00	$1,137.10	1.93%	$10.28
Class B	1,000.00	1,133.50	2.58%	13.72
Class C	1,000.00	1,133.50	2.58%	13.72
Institutional Class	1,000.00	1,138.90	1.58%	8.43
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,015.31	1.93%	$ 9.70
Class B	1,000.00	1,012.07	2.58%	12.94
Class C	1,000.00	1,012.07	2.58%	12.94
Institutional Class	1,000.00	1,017.05	1.58%	7.95

Optimum Large Cap Growth Fund Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/06 to
	10/1/06	3/31/07	Ratio	3/31/07
Actual Fund Return
Class A	$1,000.00	$1,070.50	1.69%	$ 8.72
Class B	1,000.00	1,067.40	2.34%	12.06
Class C	1,000.00	1,067.40	2.34%	12.06
Institutional Class	1,000.00	1,072.40	1.34%	6.92
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.50	1.69%	$ 8.50
Class B	1,000.00	1,013.26	2.34%	11.75
Class C	1,000.00	1,013.26	2.34%	11.75
Institutional Class	1,000.00	1,018.25	1.34%	6.74

Optimum Large Cap Value Fund Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/06 to
	10/1/06	3/31/07	Ratio	3/31/07
Actual Fund Return
Class A	$1,000.00	$1,086.30	1.55%	$ 8.06
Class B	1,000.00	1,083.00	2.20%	11.43
Class C	1,000.00	1,083.00	2.20%	11.43
Institutional Class	1,000.00	1,088.80	1.20%	6.25
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,017.20	1.55%	$ 7.80
Class B	1,000.00	1,013.96	2.20%	11.05
Class C	1,000.00	1,013.96	2.20%	11.05
Institutional Class	1,000.00	1,018.95	1.20%	6.04

Optimum Small Cap Growth Fund Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/06 to
	10/1/06	3/31/07	Ratio	3/31/07
Actual Fund Return
Class A	$1,000.00	$1,096.80	1.95%	$10.19
Class B	1,000.00	1,094.00	2.60%	13.57
Class C	1,000.00	1,094.00	2.60%	13.57
Institutional Class	1,000.00	1,098.80	1.60%	8.37
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,015.21	1.95%	$ 9.80
Class B	1,000.00	1,011.97	2.60%	13.04
Class C	1,000.00	1,011.97	2.60%	13.04
Institutional Class	1,000.00	1,016.95	1.60%	8.05

Optimum Small Cap Value Fund Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/06 to
	10/1/06	3/31/07	Ratio	3/31/07
Actual Fund Return
Class A	$1,000.00	$1,128.90	1.76%	$ 9.34
Class B	1,000.00	1,124.10	2.41%	12.76
Class C	1,000.00	1,125.00	2.41%	12.77
Institutional Class	1,000.00	1,129.70	1.41%	7.49
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,016.16	1.76%	$ 8.85
Class B	1,000.00	1,012.91	2.41%	12.09
Class C	1,000.00	1,012.91	2.41%	12.09
Institutional Class	1,000.00	1,017.90	1.41%	7.09

Sector/Country allocations and
credit quality breakdown

> Optimum Fixed Income Fund

As of March 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector/Country	of Net Assets
Agency Asset-Backed Securities	0.03%
Agency Collateralized Mortgage Obligations	5.67%
Agency Mortgage-Backed Securities	9.34%
Agency Obligations	2.83%
Commercial Mortgage-Backed Securities	3.36%
Convertible Bonds	0.02%
Corporate Bonds	27.96%
Banking	5.18%
Basic Industry	2.26%
Brokerage	0.66%
Capital Goods	0.90%
Communications	3.58%
Consumer Cyclical	3.30%
Consumer Non-Cyclical	1.30%
Electric	2.64%
Energy	0.89%
Finance Companies	1.88%
Industrial - Other	0.21%
Insurance	2.77%
Natural Gas	0.66%
Real Estate	0.52%
Technology	0.41%
Transportation	0.80%
Foreign Agencies	1.38%
Austria	0.11%
France	0.12%
Germany	0.35%
Japan	0.08%
Luxembourg	0.34%
Mexico	0.06%
Norway	0.06%
Quatar	0.12%
United Arab Emirates	0.14%
Municipal Bonds	2.74%
Non-Agency Asset-Backed Securities	3.08%
Non-Agency Collateralized Mortgage
Obligations	18.47%
Regional Agencies	1.02%
Regional Authorities	0.22%
Senior Secured Loans	1.44%
Sovereign Debt	6.94%
Argentina	0.15%
Austria	0.25%
Brazil	0.80%
Colombia	0.75%
Dominican Republic	0.02%
El Salvador	0.04%
France	0.25%
Germany	0.21%
Indonesia	0.09%
Jamaica	0.07%
Japan	1.38%
Malaysia	0.48%
Mexico	0.46%
Norway	0.30%
Panama	0.10%
Peru	0.07%
Philippines	0.14%
Poland	0.17%
Republic of Korea	0.08%
Sweden	0.13%
Turkey	0.31%
United Kingdom	0.66%
Uruguay	0.03%
Supranational Banks	0.57%
U.S. Treasury Obligations	11.61%
Common Stock	0.22%
Currency Options Purchased	0.04%
Preferred Stock	0.03%
Warrant	0.08%
Repurchase Agreements	6.76%
Total Value of Securities	103.81%
Liabilities Net of Receivables and Other Assets	(3.81%)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	44.90%
AA	6.90%
A	6.10%
BBB	10.80%
BB	12.10%
B	13.50%
CCC	3.60%
D	0.10%
NR	2.00%
Total	100.00%

Sector/Country allocations

> Optimum International Fund

As of March 31, 2007

Country and sector designations may be different than the country and sector designations presented in other Fund materials.

Percentage
Country	of Net Assets
Common Stock	97.55%
Australia	7.45%
Austria	0.68%
Belgium	2.13%
Brazil	0.54%
Canada	1.16%
China	0.09%
Finland	0.80%
France	12.82%
Germany	8.47%
Hong Kong	2.01%
Hungary	0.08%
India	0.15%
Italy	4.50%
Japan	18.39%
Netherlands	5.78%
New Zealand	0.52%
Philippines	0.08%
Republic of Korea	0.63%
Singapore	0.78%
South Africa	0.64%
Spain	4.35%
Sweden	0.38%
Switzerland	1.56%
Taiwan	1.48%
Thailand	0.06%
United Kingdom	22.02%
Preferred Stock	0.41%
Brazil	0.24%
Republic of Korea	0.17%
Repurchase Agreements	1.82%
Total Value of Securities	99.78%
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

Percentage
Sector	of Net Assets
Automobiles & Components	7.42%
Banking & Finance	21.55%
Capital Goods	1.93%
Commercial Services	2.16%
Consumer Durables & Apparel	2.24%
Consumer Services	0.23%
Energy	9.99%
Food & Staples Retailing	1.30%
Food, Beverage & Tobacco	5.96%
Insurance	7.39%
Materials	8.68%
Media	1.58%
Pharmaceuticals & Biotechnology	6.19%
Real Estate	1.08%
Semiconductors	0.77%
Technology Hardware & Equipment	2.01%
Telecommunication Services	9.20%
Transportation & Shipping	2.22%
Utilities	6.06%
Total	97.96%

(continues)     31

Sector allocations & top 10 holdings

Sector designations may be different than the sector designations presented in other Fund materials.

> Optimum Large Cap Growth Fund
As of March 31, 2007
Percentage
Sector	of Net Assets
Common Stock	93.81%
Basic Industry/Capital Goods	6.59%
Business Services	4.10%
Consumer Durables	2.17%
Consumer Non-Durables	13.41%
Consumer Services	8.55%
Energy	4.25%
Financials	17.22%
Health Care	14.17%
Technology	18.63%
Transportation	4.72%
Repurchase Agreements	5.78%
Total Value of Securities	99.59%
Receivables and Other Assets Net of Liabilities	0.41%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
UnitedHealth Group	4.06%
Genentech	2.50%
Procter & Gamble	2.22%
Goldman Sachs Group	2.13%
General Electric	2.03%
Target	1.86%
Schlumberger	1.84%
Comcast Class A	1.70%
Cisco Systems	1.65%
Burlington Northern Santa Fe	1.62%

> Optimum Large Cap Value Fund
As of March 31, 2007
Percentage
Sector	of Net Assets
Common Stock²	96.10%
Consumer Discretionary	7.88%
Consumer Staples	8.98%
Energy	8.09%
Financials	26.32%
Health Care	8.60%
Industrials	11.46%
Information Technology	5.80%
Materials	6.24%
Telecommunications	9.19%
Utilities	3.54%
Repurchase Agreements	4.20%
Securities Sold Short	(0.13%)
Total Value of Securities	100.17%
Liabilities Net of Receivables and Other Assets	(0.17%)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Citigroup	3.06%
Fannie Mae	2.29%
Altria Group	2.03%
ConocoPhillips	1.91%
Lockheed Martin	1.90%
Bank of America	1.89%
AT&T	1.80%
Wyeth	1.68%
Allstate	1.64%
MetLife	1.57%

Sector designations may be different than the sector designations presented in other Fund materials.

Optimum Small Cap Growth Fund
As of March 31, 2007
Percentage
Sector	of Net Assets
Common Stock²	97.56%
Basic Industry/Capital Goods	15.73%
Business Services	10.34%
Consumer Durables	3.42%
Consumer Non-Durables	9.85%
Consumer Services	5.70%
Energy	3.40%
Financials	2.37%
Health Care	11.49%
Real Estate	1.21%
Technology	32.54%
Transportation	0.73%
Utilities	0.78%
Warrants	0.00%
Repurchase Agreements	2.56%
Total Value of Securities	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Time Warner Telecommunication Class A	1.53%
ValueClick	1.49%
FLIR Systems	1.41%
Focus Media Holding ADR	1.35%
ESCO Technologies	1.29%
Mettler-Toledo International	1.28%
Genlyte Group	1.26%
Avid Technology	1.25%
Ceridian	1.25%
Atwood Oceanics	1.24%

Optimum Small Cap Value Fund
As of March 31, 2007
Percentage
Sector	of Net Assets
Common Stock	91.50%
Basic Industry	17.16%
Business Services	8.22%
Capital Spending	5.95%
Conglomerates	0.65%
Consumer Cyclical	8.04%
Consumer Services	10.57%
Consumer Staples	0.30%
Energy	5.52%
Financial Services	4.60%
Health Care	2.12%
Real Estate	6.01%
Technology	17.34%
Transportation	4.39%
Utilities	0.63%
Repurchase Agreements	8.51%
Total Value of Securities	100.01%
Liabilities Net of Receivables and Other Assets	(0.01%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
MI Developments Class A	2.07%
Kennametal	2.01%
Thermo Fisher Scientific	1.90%
MDC Holdings	1.83%
Albany International	1.83%
Warnaco Group	1.82%
Southern Union	1.80%
Furniture Brands International	1.73%
Kelly Services	1.63%
YRC Worldwide	1.59%

Statements of net assets

> Optimum Fixed Income Fund

March 31, 2007

		Principal	Value
		Amount°	(U.S. $)
Agency Asset-Backed Securities – 0.03%
♦«FHLMC Structured Pass
Through Securities Series
T-30 A5 8.61% 12/25/30	USD	226,406	$ 226,564
Total Agency Asset-Backed
Securities (cost $225,840)			226,564

Agency Collateralized Mortgage Obligations – 5.67%
Fannie Mae
Series 1996-46 ZA
7.50% 11/25/26		43,072	44,626
Series 1999-19 PH
6.00% 5/25/29		1,344,450	1,367,932
Series 2001-14 Z
6.00% 5/25/31		91,850	93,452
Series 2002-90 A1
6.50% 6/25/42		27,347	28,012
Series 2002-90 A2
6.50% 11/25/42		126,641	129,302
Series 2003-122 AJ
4.50% 2/25/28		165,572	162,342
Series 2005-14 ME
5.00% 10/25/33		1,910,000	1,839,738
Series 2005-22 HE
5.00% 10/25/33		740,000	712,474
Series 2005-29 QD
5.00% 8/25/33		816,000	785,607
Series 2005-44 PE
5.00% 7/25/33		390,000	375,585
Series 2005-54 AK
4.50% 9/25/32		1,060,630	1,031,751
Series 2005-94 YD
4.50% 8/25/33		1,480,000	1,386,757
Series 2005-110 MB
5.50% 9/25/35		925,000	932,512
Fannie Mae Grantor Trust
Series 1999-T2 A1
7.50% 1/19/39		40,978	42,912
Series 2001-T8 A2
9.50% 7/25/41		21,174	22,814
Series 2002-T4 A3
7.50% 12/25/41		151,289	157,592
Series 2004-T1 1A2
6.50% 1/25/44		58,112	59,636
Fannie Mae Whole Loan
Series 2004-W9 2A1
6.50% 2/25/44		74,118	76,110
Series 2004-W10 A23
5.00% 8/25/34		1,150,000	1,142,951
Series 2004-W11 1A2
6.50% 5/25/44		224,379	230,488
Series 2004-W15 1A1
6.00% 8/25/44		374,931	377,817
Freddie Mac
Series 1730 Z
7.00% 5/15/24		272,818	284,824
Series 2113 QE
6.00% 11/15/27		16,144	16,153
Series 2141 N
5.55% 11/15/27		135,686	135,390
Series 2165 PE
6.00% 6/15/29		1,330,444	1,349,478
Series 2326 ZQ
6.50% 6/15/31		487,746	507,440
Series 2480 EH
6.00% 11/15/31		64	63
Series 2497 BM
5.00% 2/15/22		419,002	415,983
Series 2552 KB
4.25% 6/15/27		202,690	200,990
Series 2612 LJ
4.00% 7/15/22		104,113	103,347
Series 2662 DG
5.00% 10/15/22		57,000	55,461
Series 2662 MA
4.50% 10/15/31		317,165	311,783
Series 2721 PE
5.00% 1/15/23		100,000	96,958
Series 2737 YD
5.00% 8/15/32		170,000	165,204
Series 2755 LE
4.00% 9/15/30		557,000	519,152
Series 2780 TE
5.00% 1/15/33		1,850,000	1,794,742
Series 2783 PD
5.00% 1/15/33		1,076,000	1,041,915
Series 2802 NE
5.00% 2/15/33		700,000	678,873
Series 2827 TE
5.00% 4/15/33		1,335,000	1,292,897
Series 2840 OE
5.00% 2/15/33		1,800,000	1,741,314
Series 2841 YA
5.50% 7/15/27		1,332,577	1,335,147
Series 2844 PD
5.00% 12/15/32		2,540,000	2,458,843
Series 2864 PE
5.00% 6/15/33		1,095,000	1,060,553
Series 2869 BG
5.00% 7/15/33		224,000	216,715
Series 2872 GC
5.00% 11/15/29		405,000	398,965
Series 2881 TE
5.00% 7/15/33		1,080,000	1,044,421
Series 2889 OG
5.00% 5/15/33		117,000	113,152
Series 2890 PC
5.00% 7/15/30		265,000	260,610
Series 2890 PD
5.00% 3/15/33		1,265,000	1,221,524
Series 2893 PD
5.00% 2/15/33		65,000	62,810
Series 2915 KD
5.00% 9/15/33		447,000	431,670
Series 2915 KP
5.00% 11/15/29		490,000	482,779
Series 2921 NE
5.00% 9/15/33		1,095,000	1,057,407
Series 2937 JG
5.00% 8/15/33		1,410,000	1,360,109

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac (continued)
Series 2938 ND
5.00% 10/15/33	USD	1,050,000	$ 1,013,584
Series 2939 PD
5.00% 7/15/33		665,000	641,869
Series 2941 XD
5.00% 5/15/33		2,690,000	2,593,497
Series 2987 KG
5.00% 12/15/34		1,430,000	1,376,366
Series 3005 ED
5.00% 7/15/25		560,000	535,242
Series 3022 MB
5.00% 12/15/28		260,000	257,712
Series 3063 PC
5.00% 2/15/29		490,000	485,303
Series 3145 LN
4.50% 10/15/34		1,645,000	1,598,225
♦Freddie Mac Structured Pass
Through Securities
Series T-54 2A
6.50% 2/25/43		48,011	49,097
Series T-58 2A
6.50% 9/25/43		27,376	28,052
GNMA
Series 2004-11 QE
5.00% 12/16/32		459,000	439,299
Series 2004-30 PD
5.00% 2/20/33		276,000	266,135
Total Agency Collateralized
Mortgage Obligations
(cost $42,790,602)			42,501,463

Agency Mortgage-Backed Securities – 9.34%
Fannie Mae
5.50% 1/1/13		354,795	355,265
6.50% 8/1/17		148,847	152,175
•Fannie Mae ARM
5.063% 8/1/35		393,047	387,735
5.269% 10/1/33		457,457	463,586
Fannie Mae Relocation 15 yr
4.00% 9/1/20		813,427	766,871
Fannie Mae Relocation 30 yr
5.00% 11/1/33		53,167	51,878
5.00% 1/1/34		136,673	133,330
5.00% 2/1/34		70,974	69,253
5.00% 8/1/34		112,267	109,454
5.00% 11/1/34		237,762	231,805
5.00% 4/1/35		354,807	345,636
5.00% 10/1/35		278,333	271,139
5.00% 1/1/36		710,820	692,448
Fannie Mae S.F. 15 yr
4.50% 6/1/19		2,313,840	2,246,206
Fannie Mae S.F. 15 yr TBA
4.50% 4/1/22		975,000	943,922
5.50% 4/1/22		1,625,000	1,629,063
6.00% 4/1/22		1,435,000	1,458,766
Fannie Mae S.F. 20 yr
5.50% 7/1/24		1,085,177	1,081,500
5.50% 10/1/24		350,535	349,347
5.50% 12/1/24		1,079,425	1,075,767
Fannie Mae S.F. 30 yr
4.50% 8/1/33		558,453	526,265
4.50% 10/1/33		2,323,333	2,189,420
5.00% 10/1/33		373,712	362,015
5.00% 2/1/34		329,107	318,806
5.00% 5/1/34		277,899	268,976
5.50% 3/1/29		213,344	212,162
5.50% 4/1/29		105,186	104,603
5.50% 7/1/33		1,691,827	1,677,964
5.50% 12/1/33		244,319	242,317
5.50% 4/1/34		1,692,005	1,678,140
5.50% 6/1/34		1,317,217	1,305,660
5.50% 7/1/34		2,214,300	2,194,872
5.50% 12/1/34		1,935,410	1,918,428
6.00% 9/1/36		1,115,829	1,124,123
6.50% 11/1/33		53,657	55,099
6.50% 11/1/35		1,304,828	1,331,898
6.50% 2/1/36		1,086,002	1,109,155
6.50% 3/1/36		1,763,246	1,798,733
6.50% 6/1/36		2,849,863	2,907,218
6.50% 8/1/36		1,428,873	1,457,630
7.50% 3/1/32		2,681	2,799
7.50% 4/1/32		11,234	11,727
7.50% 6/1/32		8,151	8,509
Fannie Mae S.F. 30 yr TBA
5.00% 4/1/37		2,160,000	2,087,100
5.50% 4/1/37		13,515,000	13,375,632
6.00% 4/1/37		3,380,000	3,404,295
6.50% 4/1/37		1,045,000	1,066,226
7.00% 4/1/37		1,290,000	1,330,715
Freddie Mac 7.00% 1/1/08		30,783	30,860
•Freddie Mac ARM
4.966% 12/1/33		526,675	532,451
5.734% 4/1/34		39,653	40,474
Freddie Mac Relocation 30 yr
5.00% 9/1/33		6,301	6,166
Freddie Mac S.F. 20 yr
5.50% 10/1/23		921,870	919,333
5.50% 8/1/24		232,085	231,286
6.00% 12/1/25		1,072,156	1,085,837
Freddie Mac S.F. 30 yr
5.00% 4/1/35		805,880	780,883
6.50% 11/1/33		108,522	111,400
6.50% 1/1/35		598,423	615,088
Freddie Mac S.F. 30 yr TBA
5.50% 4/1/37		4,890,000	4,839,574
6.00% 4/1/37		820,000	826,663
GNMA I 7.00% 12/15/34		1,011,693	1,065,777
GNMA II
6.00% 4/20/34		92,132	93,171
7.00% 8/20/34		8,669	9,033

(continues)     35

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Agency Mortgage-Backed Securities (continued)
GNMA S.F. 30 yr TBA
5.50% 4/1/37	USD	965,000	$ 959,874
6.00% 1/1/37		965,000	977,666
Total Agency Mortgage-Backed
Securities (cost $70,126,589)			70,011,169

Agency Obligations – 2.83%
Fannie Mae
3.00% 8/15/07		455,000	451,313
4.75% 3/12/10		720,000	719,565
5.00% 9/15/08		900,000	901,288
^8.12% 10/29/07	NZD	750,000	512,688
Federal Farm Credit Bank
5.125% 8/25/16	USD	485,000	491,609
Federal Home Loan Bank
System
4.875% 11/27/13		3,200,000	3,198,015
5.375% 8/19/11		1,990,000	2,033,120
^Financing Corporation
Interest Strip
CPN 4.782% 4/6/12		465,000	368,721
CPN 4.797% 5/2/12		85,000	67,340
CPN 4.901% 10/6/12		385,000	296,395
CPN 4.948% 10/6/14		465,000	322,747
CPN 5.101% 10/6/11		113,000	91,400
CPN 5.175% 3/26/12		120,000	95,180
CPN 5.213% 10/6/15		160,000	105,295
CPN 1 5.162% 5/11/12		270,000	213,839
CPN 1 5.283% 5/11/15		330,000	221,978
CPN 1 5.407% 11/11/17		560,000	327,914
CPN 4 5.213% 10/6/15		160,000	105,295
CPN 5 5.065% 8/8/11		39,000	31,810
CPN 12 5.10% 12/6/11		500,000	401,084
CPN 13 5.161% 12/27/12		135,000	102,727
CPN 13 5.208% 6/27/13		320,000	237,472
CPN 13 5.366% 12/27/16		287,000	176,849
CPN 15 4.903% 9/7/13		610,000	448,438
CPN 15 5.304% 3/7/16		565,000	363,672
CPN A 5.098% 8/8/15		122,000	81,043
CPN A 5.099% 2/8/15		122,000	83,062
CPN D 5.109% 9/26/11		492,000	398,501
CPN D 5.119% 9/26/10		500,000	424,429
Freddie Mac
4.75% 1/19/16		100,000	98,516
5.40% 2/2/12		1,480,000	1,485,285
5.45% 9/2/11		1,480,000	1,482,657
5.50% 7/18/16		2,285,000	2,372,857
•Freddie Mac ARM
5.87% 1/4/37		2,470,000	2,493,541
Total Agency Obligations
(cost $21,437,111)			21,205,645

Commercial Mortgage-Backed Securities – 3.36%
Bank of America Commercial
Mortgage Securities
•Series 2005-5 A4
5.115% 10/10/45		2,125,000	2,093,041
•Series 2006-3 A4
5.889% 7/10/44		350,000	362,846
Series 2006-4 A4
5.634% 7/10/46		70,000	71,285
Bear Stearns Commercial
Mortgage Securities
#Series 2004-ESA E 144A
5.064% 5/14/16		420,000	419,960
Series 2007-PW15 AAB
5.315% 2/11/44		1,775,000	1,782,153
♦Commercial Mortgage Pass
Through Certificates
#Series 2001-J1A A2 144A
6.457% 2/14/34		274,064	284,000
Series 2006-C7 A2
5.69% 6/10/46		260,000	264,804
Credit Suisse Mortgage
Capital Certificates
•Series 2006-C1 AAB
5.555% 2/15/39		140,000	142,098
Series 2006-C5 AAB
5.308% 12/15/39		1,610,000	1,608,618
#Crown Castle Towers 144A
Series 2005-1A C
5.074% 6/15/35		175,000	173,857
Series 2006-1A B
5.362% 11/15/36		375,000	375,845
Deutsche Mortgage & Asset
Receiving Series 1998-C1 D
7.231% 6/15/31		1,807,000	1,832,876
#DLJ Mortgage Acceptance
Series 1997-CF2 A1B 144A
6.82% 10/15/30		740,236	740,939
First Union-Lehman Brothers-
Bank of America Series
1998-C2 A2
6.56% 11/18/35		50,362	50,766
#First Union National Bank
Commercial Mortgage
Series 2001-C2 L 144A
6.46% 1/12/43		200,000	202,984
General Electric Capital
Commercial Mortgage
Series 2002-1A A3
6.269% 12/10/35		325,000	340,056
Greenwich Capital
Commercial Funding
•Series 2006-GG7 AAB
5.914% 7/10/38		1,675,000	1,741,188
Series 2007-GG9 A4
5.444% 3/10/39		1,900,000	1,905,472
GS Mortgage Securities II
Series 2006-GG8 A4
5.56% 11/10/39		1,320,000	1,338,335
•#Series 2006-RR2 A1 144A
5.812% 6/23/46		350,000	355,807
•#Series 2006-RR3 A1S 144A
5.659% 7/18/56		1,015,000	1,024,693
JPMorgan Chase Commercial
Mortgage Securities
Series 2002-C1 A3
5.376% 7/12/37		720,000	727,085
Series 2002-C2 A2
5.05% 12/12/34		665,000	659,925

		Principal	Value
		Amount°	(U.S. $)
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial
Mortgage Securities
Series 2003-C1 A2
4.985% 1/12/37	USD	90,000	$ 89,072
•Series 2005-LDP5 A4
5.354% 12/15/44		1,005,000	1,001,985
•Series 2006-LDP7 AJ
5.876% 4/15/45		90,000	93,306
• #Series 2006-RR1A A1 144A
5.455% 10/18/52		870,000	873,532
Series 2007-CB18 A4
5.44% 6/12/47		690,000	692,478
LB-UBS Commercial Mortgage
Trust Series 2002-C1 A4
6.462% 3/15/31		245,000	258,406
#Merrill Lynch Mortgage Trust 144A
Series 2005-GGP1 E
4.33% 11/15/10		110,000	109,143
Series 2005-GGP1 F
4.35% 11/15/10		105,000	104,182
Merrill Lynch/Countrywide
Commercial Mortgage
Trust Series 2007-5 A4
5.378% 8/12/48		670,000	668,261
#Morgan Stanley Capital I
Series 1999-FNV1 G 144A
6.12% 3/15/31		140,000	141,618
•#Morgan Stanley Dean Witter
Capital I Series 2001-TOP1 E
144A 7.55% 2/15/33		100,000	106,742
Mortgage Capital Funding
Series 1998-MC3 A2
6.337% 11/18/31		688,522	692,704
#NYC Mortgage Loan Trust
Series 1996 A3 144A
6.75% 9/25/19		77,055	77,248
•#STRIPs III Series 2003-1A AFIX
144A 3.308% 3/24/18		38,463	37,300
#Tower 144A
Series 2004-2A A
4.232% 12/15/14		195,000	190,746
Series 2006-1 B
5.588% 2/15/36		160,000	161,302
Series 2006-1 C
5.707% 2/15/36		250,000	252,203
Wachovia Bank Commercial
Mortgage Trust
Series 2006-C28 A2
5.50% 10/15/48		530,000	536,355
Series 2007-C30 A3
5.246% 12/15/43		595,000	595,220
Total Commercial Mortgage-Backed
Securities (cost $25,296,876)			25,180,436

Convertible Bonds – 0.02%
Ford Motor 4.25% 12/15/36
exercise price $9.20,
expiration date 12/15/36		130,000	143,975
†Mirant (Escrow) 2.50%
6/15/21 exercise price
$67.95, expiration date
6/15/21		115,000	0
Total Convertible Bonds
(cost $136,148)			143,975

Corporate Bonds – 27.96%
Banking – 5.18%
BAC Capital Trust XI
6.625% 5/23/36		400,000	424,661
•BAC Capital Trust XIV
5.63% 12/31/49		370,000	370,555
•#Banco Macro 144A
9.75% 12/18/36		660,000	669,240
•#Banco Mercantil 144A
6.862% 10/13/21		870,000	891,488
#Bank of Moscow 144A
7.335% 5/13/13		275,000	288,173
•#Barclays Bank 144A
7.375% 6/29/49		330,000	358,051
10.00% 1/6/10	BRL	4,250,000	1,982,770
#Centercredit International
144A 8.625% 1/30/14	USD	270,000	259,200
•#Chinatrust Commercial Bank
144A 5.625% 3/29/49		817,000	799,327
Citigroup
0.80% 10/30/08	JPY	52,000,000	440,917
6.125% 8/25/36	USD	370,000	377,097
Credit Suisse First Boston USA
6.125% 11/15/11		140,000	145,390
Depfa Bank 20.00% 11/19/07	TRY	5,074,000	3,638,188
^Dresdner Bank 4.66% 1/24/08	USD	2,953,000	2,809,040
#Dresdner Funding Trust I 144A
8.151% 6/30/31		1,115,000	1,330,826
First Union Institutional
Capital II 7.85% 1/1/27		995,000	1,034,100
•Fortis Capital 6.25% 6/29/49	EUR	500,000	691,473
•#HBOS 144A 5.92% 9/29/49	USD	300,000	294,439
#HBOS Treasury Services 144A
5.25% 2/21/17		1,000,000	1,009,533
#ICICI Bank 144A
5.75% 1/12/12		845,000	847,043
JPMorgan Chase Capital XVIII
6.95% 8/17/36		355,000	371,181
JPMorgan Chase Capital XX
6.55% 9/29/36		40,000	39,864
#Kazkommerts International
144A 8.00% 11/3/15		260,000	265,200
•#KBC Bank Funding Trust III
144A 9.86% 11/29/49		170,000	188,574
Mizuho Financial Group
8.375% 12/29/49		1,395,000	1,474,935
•MUFG Capital Finance 1
6.346% 7/29/49		2,780,000	2,844,628

(continues)     37

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds (continued)
Banking (continued)
Popular North America
4.25% 4/1/08	USD	320,000	$ 315,456
5.20% 12/12/07		2,500,000	2,496,802
•5.76% 4/6/09		320,000	321,739
Popular North America Capital
Trust I 6.564% 9/15/34		225,000	223,517
#Privatbank 144A
8.00% 2/6/12		530,000	530,318
•#Rabobank Capital Funding II
144A 5.26% 12/29/49		250,000	243,578
•RBS Capital Trust I
4.709% 12/29/49		220,000	210,502
•Resona Bank 4.125% 9/29/49	EUR	300,000	389,101
•#Resona Bank 144A
5.85% 9/29/49	USD	2,050,000	2,043,520
•#Resona Preferred Global
Securities 144A
7.191% 12/29/49		1,065,000	1,126,671
#Russian Standard Bank 144A
8.625% 5/5/11		170,000	169,371
•#Shinsei Finance II 144A
7.16% 7/29/49		185,000	190,897
•#Societe Generale 144A
5.922% 12/31/49		105,000	105,132
•Standard Chartered Capital
Trust I 8.16% 3/29/49	EUR	294,000	431,660
•SunTrust Preferred Capital I
5.853% 12/31/49	USD	464,000	470,971
#TuranAlem Finance 144A
7.75% 4/25/13		313,000	312,218
Vneshtorgbank 4.25%
2/15/16	EUR	325,000	425,763
•#Vneshtorgbank 144A
5.96% 8/1/08	USD	100,000	100,175
Wachovia Bank 5.85% 2/1/37		1,410,000	1,379,691
•Wachovia Capital Trust III
5.80% 8/29/49		2,465,000	2,496,577
WM Covered Bond Program
3.875% 9/27/11	EUR	750,000	986,923
			38,816,475
Basic Industry – 2.26%
Alcoa 5.95% 2/1/37	USD	220,000	215,022
#Aleris International 144A
10.00% 12/15/16		400,000	420,000
Alrosa Finance 8.875%
11/17/14		321,000	370,402
#Alrosa Finance 144A
8.875% 11/17/14		123,000	141,758
Bowater
9.00% 8/1/09		725,000	763,062
9.50% 10/15/12		325,000	333,125
Catalyst Paper
8.625% 6/15/11		590,000	601,800
Celulosa Arauco
5.125% 7/9/13		585,000	567,764
5.625% 4/20/15		510,000	502,703
#Cosan Finance 144A
7.00% 2/1/17		395,000	391,050
Donohue Forest Products
7.625% 5/15/07		305,000	307,288
Freeport McMoRan
Copper & Gold
8.25% 4/1/15		725,000	782,093
8.375% 4/1/17		280,000	303,450
Georgia-Pacific
8.875% 5/15/31		935,000	995,774
9.50% 12/1/11		300,000	334,500
Ispat Inland 9.75% 4/1/14		80,000	88,403
Lubrizol 4.625% 10/1/09		515,000	509,064
Lyondell Chemical
8.00% 9/15/14		340,000	357,850
8.25% 9/15/16		250,000	268,750
#MacDermid 144A
9.50% 4/15/17		470,000	484,100
Massey Energy
6.625% 11/15/10		75,000	76,125
#Momentive Performance
Materials 144A
9.75% 12/1/14		275,000	284,625
#Nell AF Sarl 144A
8.375% 8/15/15		295,000	309,013
NewPage 10.00% 5/1/12		285,000	313,144
#Norske Skogindustrier 144A
7.125% 10/15/33		585,000	547,427
‡#Port Townsend Paper 144A
11.00% 4/15/11		295,000	255,175
Potlatch 13.00% 12/1/09		350,000	402,650
#Sappi Papier Holding 144A
6.75% 6/15/12		380,000	383,669
7.50% 6/15/32		545,000	521,456
‡Solutia 6.72% 10/15/37		360,000	343,800
Southern Copper
7.50% 7/27/35		100,000	108,288
#Steel Dynamics 144A
6.75% 4/1/15		125,000	125,781
#Stora Enso 144A
7.25% 4/15/36		435,000	457,018
Tembec Industries
7.75% 3/15/12		525,000	321,563
8.625% 6/30/09		75,000	53,344
#Tube City IMS 144A
9.75% 2/1/15		300,000	313,500
Vale Overseas
6.25% 1/23/17		315,000	322,547
6.875% 11/21/36		1,135,000	1,177,774
Witco 6.875% 2/1/26		200,000	171,500
#Xstrata Finance Canada 144A
5.50% 11/16/11		1,430,000	1,439,504
•#Xstrata Finance Dubai 144A
5.71% 11/13/09		280,000	280,435
			16,946,296
Brokerage – 0.66%
•Ameriprise Financial
7.518% 6/1/66		835,000	902,745

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds (continued)
Brokerage (continued)
Amvescap 4.50% 12/15/09	USD	365,000	$ 358,499
E Trade Financial
8.00% 6/15/11		250,000	264,375
Goldman Sachs Group
6.345% 2/15/34		235,000	232,883
LaBranche & Company
9.50% 5/15/09		200,000	211,000
11.00% 5/15/12		500,000	547,500
•Lehman Brothers Capital
Funding II 3.875% 2/28/49	EUR	250,000	322,341
Merrill Lynch
6.11% 1/29/37	USD	270,000	262,636
6.22% 9/15/26		165,000	165,840
Morgan Stanley 5.45% 1/9/17		1,685,000	1,660,384
			4,928,203
Capital Goods – 0.90%
#Ahern Rentals 144A
9.25% 8/15/13		175,000	183,531
Allied Waste North America
9.25% 9/1/12		50,000	53,000
Armor Holdings
8.25% 8/15/13		145,000	152,975
Berry Plastics Holding
8.875% 9/15/14		260,000	267,150
Casella Waste Systems
9.75% 2/1/13		625,000	665,624
Caterpillar 6.05% 8/15/36		260,000	266,308
CPG International I
10.50% 7/1/13		225,000	237,375
General Electric 5.00% 2/1/13		345,000	342,815
Geo Subordinate
11.00% 5/15/12		250,000	251,250
Graham Packaging
9.875% 10/15/14		400,000	410,000
#Hawker Beechcraft Acquisition
144A 9.75% 4/1/17		125,000	130,938
#Hexion US Finance 144A
9.75% 11/15/14		600,000	632,250
Honeywell International
5.70% 3/15/37		425,000	412,811
Interface 10.375% 2/1/10		350,000	387,625
Intertape Polymer
8.50% 8/1/14		375,000	335,922
¶NTK Holdings 10.75% 3/1/14		75,000	54,750
#Penhall International 144A
12.00% 8/1/14		200,000	217,000
#Rental Services 144A
9.50% 12/1/14		400,000	428,000
#Siemens Finance 144A
6.125% 8/17/26		415,000	423,442
#Vitro 144A 9.125% 2/1/17		595,000	612,850
WCA Waste 9.25% 6/15/14		285,000	304,238
			6,769,854
Communications – 3.58%
America Movil 6.375% 3/1/35		270,000	267,316
American Tower
7.125% 10/15/12		300,000	310,500
AT&T
7.30% 11/15/11		340,000	369,451
8.00% 11/15/31		410,000	508,195
BellSouth 4.20% 9/15/09		190,000	186,154
British Telecommunications
9.125% 12/15/30		300,000	413,093
#Broadview Networks Holdings
144A 11.375% 9/1/12		225,000	241,875
#C&M Finance 144A
8.10% 2/1/16		260,000	273,650
CCH I Holdings
13.50% 1/15/14		1,825,000	1,852,374
Charter Communication
Holdings 13.50% 1/15/11		650,000	679,250
Citizens Communications
9.25% 5/15/11		10,000	11,200
#CMP Susquehanna 144A
9.875% 5/15/14		175,000	180,250
Comcast
•5.66% 7/14/09		400,000	400,806
6.45% 3/15/37		225,000	226,002
6.50% 11/15/35		360,000	363,907
Comcast Cable Holdings
9.875% 6/15/22		290,000	381,614
10.125% 4/15/22		329,000	439,779
Cox Communications
4.625% 1/15/10		185,000	182,616
#Cricket Communications 144A
9.375% 11/1/14		470,000	500,550
Dex Media West
9.875% 8/15/13		300,000	328,875
#Digicel 144A 9.25% 9/1/12		280,000	296,800
#Digicel Group 144A
8.875% 1/15/15		1,360,000	1,322,599
Embarq 7.995% 6/1/36		485,000	502,257
•#Hellas Telecommunication
Luxembourg II 144A
11.115% 1/15/15		375,000	387,188
Hughes Network Systems/
Finance 9.50% 4/15/14		700,000	740,250
#Idearc 144A 8.00% 11/15/16		190,000	196,413
¶Inmarsat Finance
10.375% 11/15/12		475,000	451,250
Insight Midwest 9.75%
10/1/09		350,000	356,563
#Level 3 Financing 144A
8.75% 2/15/17		300,000	303,750
Mediacom Capital
9.50% 1/15/13		1,075,000	1,111,281
Nextel Communications
6.875% 10/31/13		15,000	15,382
#Orascom Telecommunication
Finance 144A
7.875% 2/8/14		1,090,000	1,079,100

(continues)     39

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds (continued)
Communications (continued)
#Pakistan Mobile
Communications 144A
8.625% 11/13/13	USD	745,000	$ 778,525
#Quebecor World 144A
9.75% 1/15/15		300,000	316,500
Qwest
7.50% 10/1/14		370,000	392,200
7.875% 9/1/11		20,000	21,350
•8.605% 6/15/13		200,000	219,000
Rural Cellular
9.875% 2/1/10		375,000	397,500
•11.11% 11/1/12		75,000	78,375
Sprint Capital
7.625% 1/30/11		380,000	408,888
Sprint Nextel 6.00% 12/1/16		610,000	601,390
TCI Communications
8.75% 8/1/15		432,000	511,020
Telecom Italia Capital
4.00% 1/15/10		510,000	493,046
4.95% 9/30/14		264,000	249,068
5.25% 11/15/13		685,000	665,050
•5.97% 7/18/11		485,000	488,014
7.20% 7/18/36		430,000	449,075
Telefonica Emisones
•5.65% 6/19/09		295,000	296,176
5.984% 6/20/11		325,000	333,458
6.421% 6/20/16		135,000	141,148
7.045% 6/20/36		115,000	123,201
Telefonos de Mexico
4.50% 11/19/08		415,000	411,960
TELUS 4.95% 3/15/17	CAD	400,000	341,213
THOMSON 5.75% 2/1/08	USD	85,000	85,350
Time Warner 7.70% 5/1/32		100,000	113,710
Time Warner Entertainment
8.375% 3/15/23		220,000	260,663
Triton PCS
8.50% 6/1/13		715,000	740,025
9.375% 2/1/11		970,000	999,100
#True Move 144A
10.75% 12/16/13		585,000	598,163
#Univision Communications PIK
144A 9.75% 3/15/15		425,000	425,531
Vertis 10.875% 6/15/09		435,000	441,525
Vimpel Communication
8.25% 5/23/16		157,000	168,055
#Vimpel Communication 144A
8.25% 5/23/16		176,000	187,880
Vodafone Group
6.15% 2/27/37		250,000	242,152
			26,858,601
Consumer Cyclical – 3.30%
Accuride 8.50% 2/1/15		200,000	202,500
Boyd Gaming 8.75% 4/15/12		525,000	550,594
Carrols 9.00% 1/15/13		445,000	456,125
Corrections Corporation of
America 7.50% 5/1/11		323,000	333,498
Costco Wholesale
5.50% 3/15/17		520,000	522,109
CVS 3.875% 11/1/07		240,000	237,930
•DaimlerChrysler Holding
5.81% 8/3/09		1,020,000	1,024,825
5.89% 10/31/08		883,000	887,950
Denny’s 10.00% 10/1/12		175,000	187,469
Federated Retail Holdings
5.35% 3/15/12		265,000	264,590
Ford Motor
7.45% 7/16/31		760,000	591,850
7.70% 5/15/97		220,000	161,700
Ford Motor Credit
5.75% 1/12/09	EUR	520,000	685,535
7.375% 10/28/09	USD	355,000	354,551
8.00% 12/15/16		255,000	245,776
•8.11% 1/13/12		470,000	459,975
9.875% 8/10/11		1,655,000	1,754,195
#Ford Motor Credit 144A
9.75% 9/15/10		395,000	416,373
#Galaxy Entertainment Finance
144A 9.875% 12/15/12		974,000	1,068,965
Gaylord Entertainment
8.00% 11/15/13		375,000	385,781
General Motors
8.375% 7/15/33		1,220,000	1,101,049
Global Cash Access
8.75% 3/15/12		25,000	26,313
#Goodyear Tire & Rubber 144A
8.625% 12/1/11		150,000	162,000
Harrah’s Operating
6.50% 6/1/16		775,000	687,741
Home Depot 5.875% 12/16/36		525,000	502,257
Lear 8.75% 12/1/16		375,000	360,000
Lodgenet Entertainment
9.50% 6/15/13		500,000	546,393
Majestic Star Casino
9.50% 10/15/10		410,000	432,038
Mandalay Resort Group
9.375% 2/15/10		100,000	108,250
9.50% 8/1/08		250,000	262,188
#Michaels Stores 144A
11.375% 11/1/16		390,000	422,175
Neiman Marcus
10.375% 10/15/15		305,000	341,600
Neiman Marcus PIK
9.00% 10/15/15		300,000	330,000
NPC International
9.50% 5/1/14		300,000	312,000
O’Charleys 9.00% 11/1/13		180,000	192,600
Penney (J.C.)
7.375% 8/15/08		200,000	205,318
8.125% 4/1/27		250,000	257,150

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
#Pokagon Gaming Authority
144A 10.375% 6/15/14	USD	400,000	$ 443,000
Rite Aid 9.25% 6/1/13		290,000	290,000
Station Casinos
6.625% 3/15/18		200,000	179,000
Time Warner
5.50% 11/15/11		305,000	307,771
6.50% 11/15/36		215,000	215,093
7.625% 4/15/31		828,000	933,241
¶Town Sports International
11.00% 2/1/14		175,000	157,500
#TRW Automotive 144A
7.00% 3/15/14		200,000	197,000
7.25% 3/15/17		200,000	197,000
Viacom
•5.70% 6/16/09		260,000	260,875
5.75% 4/30/11		935,000	948,685
6.875% 4/30/36		605,000	611,752
Visteon 8.25% 8/1/10		190,000	194,750
Wal-Mart Stores
5.875% 4/5/27		1,072,000	1,077,684
Wheeling Island Gaming
10.125% 12/15/09		1,230,000	1,254,599
WMG Acquisition
7.375% 4/15/14		415,000	397,363
			24,706,676
Consumer Non-Cyclical – 1.30%
AmerisourceBergen
5.625% 9/15/12		15,000	15,106
5.875% 9/15/15		430,000	429,453
#Aramark 144A
8.50% 2/1/15		405,000	423,225
•8.86% 2/1/15		135,000	139,388
Boston Scientifc
6.40% 6/15/16		355,000	356,547
#Cerveceria Nacional
Dominicana 144A
8.00% 3/27/14		325,000	331,500
Constellation Brands
8.125% 1/15/12		300,000	312,000
CRC Health 10.75% 2/1/16		355,000	390,500
#Elan Finance 144A
8.875% 12/1/13		125,000	127,656
HCA 6.50% 2/15/16		465,000	398,156
#HCA 144A 9.125% 11/15/14		155,000	166,044
#Healthsouth 144A
10.75% 6/15/16		765,000	835,762
Ingles Markets
8.875% 12/1/11		300,000	313,500
Kraft Foods
4.125% 11/12/09		10,000	9,748
6.50% 11/1/31		110,000	112,378
Medco Health Solutions
7.25% 8/15/13		495,000	536,036
#Miller Brewing 144A
4.25% 8/15/08		280,000	275,838
National Beef Packing
10.50% 8/1/11		375,000	395,625
Pilgrim’s Pride
8.375% 5/1/17		600,000	595,499
9.625% 9/15/11		275,000	287,375
#Pinnacle Foods Finance 144A
10.625% 4/1/17		125,000	123,594
Procter & Gamble
2.00% 6/21/10	JPY	48,000,000	418,668
5.55% 3/5/37	USD	300,000	292,928
Reynolds American
6.50% 6/1/07		345,000	345,715
#Sun Healthcare Group 144A
9.125% 4/15/15		75,000	77,250
Swift & Company
12.50% 1/1/10		275,000	290,125
True Temper Sports
8.375% 9/15/11		130,000	116,350
US Oncology
9.00% 8/15/12		195,000	209,138
10.75% 8/15/14		200,000	224,000
#US Oncology Holdings PIK
144A 9.797% 3/15/12		275,000	279,125
UST 6.625% 7/15/12		75,000	79,641
¶Vanguard Health Holding
11.25% 10/1/15		660,000	539,550
Wyeth 5.50% 2/1/14		315,000	317,366
			9,764,786
Electric – 2.64%
Arizona Public Service
6.50% 3/1/12		592,000	617,539
Avista 9.75% 6/1/08		140,000	146,698
#Baltimore Gas & Electric 144A
6.35% 10/1/36		965,000	985,011
‡#Calpine 144A
8.496% 7/15/07		146,625	158,355
Commonwealth Edison
6.15% 3/15/12		810,000	807,785
6.95% 7/15/18		655,000	651,120
Consumer Energy
5.00% 2/15/12		530,000	524,254
Dominion Resources
5.687% 5/15/08		505,000	506,311
•6.30% 9/30/66		1,200,000	1,223,688
•7.50% 6/30/66		1,460,000	1,573,145
Elwood Energy
8.159% 7/5/26		291,061	304,853
Energy East 6.75% 7/15/36		1,035,000	1,097,347
Entergy Gulf States
5.12% 8/1/10		865,000	852,878
Entergy Mississippi
5.92% 2/1/16		310,000	311,489
#FPL Energy National Wind
144A 5.608% 3/10/24		429,163	424,785
FPL Group Capital
5.625% 9/1/11		310,000	315,676

(continues)     41

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds (continued)
Electric (continued)
#ISA Capital do Brasil 144A
8.80% 1/30/17	USD	395,000	$ 420,675
#Majapahit Holding 144A
7.75% 10/17/16		365,000	384,163
Midamerican Funding
6.75% 3/1/11		10,000	10,566
Midwest Generation
8.30% 7/2/09		160,130	164,450
8.75% 5/1/34		270,000	294,300
Mirant Americas Generation
8.30% 5/1/11		375,000	386,250
Mirant North America
7.375% 12/31/13		400,000	412,000
Oncor Electric Delivery
7.00% 9/1/22		70,000	75,169
Orion Power Holdings
12.00% 5/1/10		300,000	348,000
#Pedernales Electric
Cooperative 144A
6.202% 11/15/32		620,000	650,203
Pepco Holdings
5.50% 8/15/07		390,000	389,883
•5.985% 6/1/10		335,000	335,339
#Power Contract Financing
144A 6.256% 2/1/10		169,814	171,522
•PPL Capital Funding
6.70% 3/30/67		1,555,000	1,531,148
Puget Sound Energy
7.69% 2/1/11		250,000	271,267
#Rede Empresas de Energia
Electrica 144A
11.125% 4/2/49		520,000	535,600
Southern Power
6.375% 11/15/36		815,000	802,032
TECO Energy 7.20% 5/1/11		10,000	10,650
#TXU Australia 144A
6.15% 11/15/13		375,000	387,811
Westar Energy 5.95% 1/1/35		472,000	453,639
•WPS Resources 6.11% 12/1/66		1,225,000	1,210,399
Xcel Energy 6.50% 7/1/36		25,000	26,368
			19,772,368
Energy – 0.89%
Anadarko Petroleum
5.95% 9/15/16		140,000	140,546
Bluewater Finance
10.25% 2/15/12		165,000	172,838
Canadian Natural Resources
6.25% 3/15/38		280,000	274,876
6.50% 2/15/37		1,130,000	1,150,010
#Canadian Oil Sands 144A
4.80% 8/10/09		155,000	153,100
Chesapeake Energy
6.625% 1/15/16		160,000	162,000
Compton Petroleum Finance
7.625% 12/1/13		585,000	574,763
Geophysique-Veritas
7.50% 5/15/15		110,000	113,850
7.75% 5/15/17		75,000	78,563
Halliburton 5.50% 10/15/10		5,000	5,058
#Hilcorp Energy I 144A
7.75% 11/1/15		345,000	340,688
9.00% 6/1/16		250,000	266,250
Mariner Energy 7.50% 4/15/13		200,000	197,500
#OPTI Canada 144A
8.25% 12/15/14		250,000	261,250
#Pan American Energy 144A
7.75% 2/9/12		325,000	331,500
PetroHawk Energy
9.125% 7/15/13		425,000	454,750
Plains Exploration &
Production 7.00% 3/15/17		225,000	227,250
•Secunda International
13.36% 9/1/12		200,000	208,000
#Seitel Acquisition 144A
9.75% 2/15/14		190,000	193,325
Siberian Oil 10.75% 1/15/09		15,000	16,335
#Stallion Oilfield Services 144A
9.75% 2/1/15		300,000	306,750
#TNK-BP Finance 144A
6.625% 3/20/17		785,000	781,075
Tyumen Oil 11.00% 11/6/07		15,000	15,501
Valero Energy 6.125% 4/15/07		35,000	34,998
Weatherford International
4.95% 10/15/13		20,000	19,278
Whiting Petroleum
7.25% 5/1/13		230,000	227,125
			6,707,179
Finance Companies – 1.88%
•American Express
6.80% 9/1/66		225,000	240,031
American General Finance
4.875% 5/15/10		650,000	647,858
4.875% 7/15/12		1,015,000	998,899
5.625% 8/17/11		900,000	914,290
FTI Consulting
7.625% 6/15/13		375,000	390,938
General Electric Capital
5.125% 1/28/14	SEK	3,500,000	522,440
General Electric Capital UK
Funding 4.625% 1/18/16	GBP	246,000	451,227
Ÿw#Glen Meadow Pass Through
Trust 144A
6.505% 2/12/67	USD	940,000	953,254
GMAC
4.75% 9/14/09	EUR	517,000	690,880
5.375% 6/6/11	EUR	338,000	443,651
6.875% 9/15/11	USD	1,560,000	1,562,987
8.00% 11/1/31		925,000	994,496

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds (continued)
Finance Companies (continued)
International Lease Finance
4.625% 6/2/08	USD	160,000	$ 159,034
Ÿw#Mangrove Bay Pass Through
Trust 144A
6.102% 7/15/33		835,000	822,318
Residential Capital
•5.84% 6/9/08		365,000	361,445
6.00% 2/22/11		325,000	320,860
6.125% 11/21/08		580,000	579,925
6.375% 6/30/10		167,000	167,076
6.50% 4/17/13		395,000	391,731
6.875% 6/30/15		310,000	313,251
•#Residential Capital 144A
7.19% 4/17/09		460,000	456,242
•#SMFG Preferred Capital 144A
6.078% 12/29/49		1,670,000	1,681,590
			14,064,423
Industrial - Other – 0.21%
Adesa 7.625% 6/15/12		350,000	371,874
Baldor Electric
8.625% 2/15/17		105,000	111,563
#Mobile Services Group 144A
9.75% 8/1/14		225,000	239,063
Mueller Group 10.00% 5/1/12		178,000	193,130
RBS Global & Rexnord
11.75% 8/1/16		325,000	350,594
Trimas 9.875% 6/15/12		350,000	351,312
			1,617,536
Insurance – 2.77%
21st Century Insurance
5.90% 12/15/13		275,000	283,188
•AMBAC Financial Group
6.15% 2/15/37		865,000	816,989
ASIF III 0.95% 7/15/09	JPY	57,000,000	482,813
•#AXA 144A 6.379% 12/14/49	USD	895,000	861,853
•#Catlin Insurance 144A
7.249% 12/31/49		210,000	208,871
•Chubb 6.375% 3/29/67		912,000	911,340
#Farmers Exchange Capital
144A 7.05% 7/15/28		555,000	570,593
#Farmers Insurance Exchange 144A
6.00% 8/1/14		140,000	138,903
8.625% 5/1/24		615,000	733,168
#FBL Financial Group 144A
5.875% 3/15/17		720,000	709,441
•#Great West Life & Annuity
Insurance 144A
7.153% 5/16/46		145,000	151,574
#Liberty Mutual Group 144A
•7.00% 3/15/37		500,000	493,824
7.80% 3/15/37		1,030,000	1,007,068
Marsh & McLennan
5.15% 9/15/10		390,000	386,898
•5.50% 7/13/07		425,000	425,121
MetLife
5.00% 6/15/15		170,000	165,320
6.40% 12/15/36		790,000	773,872
#Metropolitan Life Global
Funding I 144A
4.25% 7/30/09		450,000	442,834
Montpelier Re Holdings
6.125% 8/15/13		365,000	360,330
#Nationwide Mutual Insurance
144A 7.875% 4/1/33		355,000	423,719
#Nippon Life Insurance 144A
4.875% 8/9/10		345,000	339,870
#NLV Financial 144A
6.50% 3/15/35		720,000	694,441
Ÿw#North Front Pass Through Trust
144A 5.81% 12/15/24		500,000	494,918
•#Oil Insurance 144A
7.558% 12/29/49		2,295,000	2,423,393
•PartnerRe Finance II
6.44% 12/1/66		916,000	907,158
Safeco Capital Trust I
8.072% 7/15/37		300,000	313,037
St. Paul Travelers
5.01% 8/16/07		275,000	274,535
•#Stingray Pass Through Trust
144A 5.902% 1/12/15		300,000	282,000
#Sul America Participacoes
144A 8.625% 2/15/12		330,000	342,375
•Travelers 6.25% 3/15/37		895,000	885,515
Ÿw#Twin Reefs Pass Through Trust
144A 6.32% 12/31/49		600,000	602,069
Unum Group 5.859% 5/15/09		250,000	252,281
WellPoint
4.25% 12/15/09		150,000	147,028
5.85% 1/15/36		125,000	121,184
#White Mountains Re Group
144A 6.375% 3/20/17		725,000	717,099
Willis North America
5.125% 7/15/10		250,000	245,549
•XL Capital 6.50% 12/31/49		875,000	850,209
•#ZFS Finance USA Trust II 144A
6.45% 12/15/35		500,000	500,797
			20,741,177
Natural Gas – 0.66%
Duke Capital 5.668% 8/15/14		190,000	188,288
El Paso Natural Gas
7.625% 8/1/10		505,000	529,533
#El Paso Performance-Linked
Trust 144A 7.75% 7/15/11		175,000	187,031
El Paso Production Holding
7.75% 6/1/13		150,000	157,500
Enterprise Products Operating
4.00% 10/15/07		125,000	124,105
4.625% 10/15/09		410,000	404,892
4.95% 6/1/10		310,000	307,550

(continues)     43

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Corporate Bonds (continued)
Natural Gas (continued)
Enterprise Products Operating
5.00% 3/1/15	USD	327,000	$ 312,552
7.50% 2/1/11		317,000	340,238
•8.375% 8/1/66		575,000	630,249
Inergy Finance
6.875% 12/15/14		90,000	89,100
8.25% 3/1/16		75,000	79,125
Kinder Morgan Finance
5.35% 1/5/11		460,000	453,611
Oneok 5.51% 2/16/08		345,000	345,622
#Regency Energy Partners 144A
8.375% 12/15/13		425,000	435,625
Valero Logistics Operations
6.05% 3/15/13		350,000	357,594
			4,942,615
Real Estate – 0.52%
American Real Estate Partners
8.125% 6/1/12		175,000	178,938
BF Saul REIT 7.50% 3/1/14		500,000	510,000
Developers Diversified Realty
4.625% 8/1/10		95,000	93,218
5.25% 4/15/11		100,000	99,743
5.375% 10/15/12		440,000	440,290
#Greentown China Holdings
144A 9.00% 11/8/13		545,000	559,988
Health Care Property Investors
6.00% 1/30/17		745,000	748,824
HRPT Properties Trust
5.75% 2/15/14		305,000	306,888
Rouse 7.20% 9/15/12		175,000	183,042
#Shimao Property Holdings
144A 8.00% 12/1/16		145,000	147,538
United Dominion Realty Trust
3.90% 3/15/10		205,000	198,450
•#USB Realty 144A
6.091% 12/22/49		400,000	402,716
			3,869,635
Technology – 0.41%
Dell 6.55% 4/15/08		150,000	152,041
#Freescale Semiconductor 144A
10.125% 12/15/16		665,000	669,988
International Business
Machines 4.00% 11/11/11	EUR	400,000	527,530
MagnaChip Semiconductor
8.00% 12/15/14	USD	975,000	611,813
#Open Solutions 144A
9.75% 2/1/15		175,000	181,125
Solectron Global Finance
8.00% 3/15/16		300,000	300,750
Sungard Data Systems
10.25% 8/15/15		364,000	399,035
#UGS Capital II PIK 144A
10.348% 6/1/11		200,307	205,815
			3,048,097
Transportation – 0.80%
American Airlines
6.817% 5/23/11		320,000	327,200
6.977% 5/23/21		136,414	136,755
Continental Airlines
5.983% 4/19/22		255,000	255,000
6.503% 6/15/11		390,000	400,725
7.339% 4/19/14		50,000	50,500
#Erac USA Finance 144A
5.30% 11/15/08		100,000	99,752
7.35% 6/15/08		380,000	386,986
Hertz 8.875% 1/1/14		555,000	600,787
¶H-Lines Finance Holdings
11.00% 4/1/13		400,000	382,000
Horizon Lines 9.00% 11/1/12		205,000	216,275
Kansas City Southern de
Mexico 9.375% 5/1/12		450,000	486,000
#Kansas City Southern de
Mexico 144A
7.625% 12/1/13		300,000	304,125
Kansas City Southern Railway
9.50% 10/1/08		175,000	184,188
‡Northwest Airlines
7.041% 4/1/22		101,919	102,110
OMI 7.625% 12/1/13		215,000	219,300
Red Arrow International
Leasing 8.375% 3/31/12	RUB	44,073,316	1,760,564
Seabulk International
9.50% 8/15/13	USD	90,000	97,650
			6,009,917
Total Corporate Bonds
(cost $206,316,657)			209,563,838

Foreign Agencies – 1.38% Δ
Austria – 0.11%
Oesterreichische Kontrollbank
1.80% 3/22/10	JPY	93,000,000	809,522
			809,522
France – 0.12%
Caisse d’Amortissement de la
Dette Sociale
3.625% 4/25/16	EUR	700,000	896,771
			896,771
Germany – 0.35%
KFW
1.75% 3/23/10	JPY	48,000,000	417,228
3.50% 7/4/21	EUR	688,000	840,403
KFW International Finance
8.25% 9/20/07	ISK	68,100,000	1,005,843
Rentenbank 1.375% 4/25/13	JPY	48,000,000	406,904
			2,670,378
Japan – 0.08%
Japan Finance Municipal
Enterprises 2.00% 5/9/16	JPY	70,000,000	615,987
			615,987

		Principal	Value
		Amount°	(U.S. $)
Foreign Agencies (continued)
Luxembourg – 0.34%
Gazprom 4.56% 12/9/12	EUR	530,000	$ 694,626
#Gazprom 144A
6.212% 11/22/16	USD	1,866,000	1,871,597
			2,566,223
Mexico – 0.06%
Pemex Project Funding Master
Trust 6.625% 6/15/35		411,000	423,844
			423,844
Norway – 0.06%
Kommunalbanken
4.25% 10/24/11	NOK	2,750,000	442,678
			442,678
Quatar – 0.12%
#Ras Laffan Liquefied Natural
Gas III 144A
5.832% 9/30/16	USD	400,000	404,194
5.838% 9/30/27		500,000	479,209
			883,403
United Arab Emirates – 0.14%
#Taqa 144A
5.875% 10/27/16		305,000	308,320
6.50% 10/27/36		745,000	755,188
			1,063,508
Total Foreign Agencies
(cost $9,810,427)			10,372,314

Municipal Bonds – 2.74%
Allentown, Pennsylvania
3.98% 10/1/11 (AMBAC)		320,000	306,611
Aruba Airport Authority Series
A 7.70% 1/1/13 (MBIA)		147,000	156,588
Augusta, Georgia Water &
Sewer Revenue
5.25% 10/1/39 (FSA)		260,000	279,058
California State
5.00% 2/1/33		5,000	5,193
§5.00% 2/1/33-14		60,000	64,877
California State University
Systemwide Revenue
5.00% 11/1/30 (AMBAC)		195,000	206,213
College Park, Georgia
Revenue Series A
5.557% 1/1/09 (FGIC)		1,585,000	1,599,645
Colorado Department of
Transportation Revenue
Series B
5.00% 12/15/12 (FGIC)		85,000	90,838
Delaware River Port Authority
Series A
7.54% 1/1/13 (FSA)		805,000	897,744
Escondido, California Joint
Powers Financing Authority
Revenue Series B
5.53% 9/1/18 (FGIC)		1,940,000	1,983,786
Escondido, California Revenue
(Wastewater Capital
Projects) Series B
5.75% 9/1/25 (MBIA)		565,000	567,848
Gainesville, Florida Utilities
System Revenue
5.31% 10/1/21 (FSA)		1,580,000	1,572,574
Hoboken, New Jersey General
Obligation Taxable Series B
4.26% 2/1/10 (MBIA)		325,000	318,663
Hoboken, New Jersey
Refunding Taxable Pension
6.50% 4/1/26 (MBIA)		25,000	27,661
Illinois State Taxable Pension
5.10% 6/1/33		120,000	114,848
Industry Urban Development
Agency Series 1A
4.50% 5/1/10 (MBIA)		195,000	191,336
La Quinta, California
Redevelopment Agency Tax
Allocation Project #1
5.45% 9/1/13 (AMBAC)		560,000	562,106
6.24% 9/1/23 (AMBAC)		230,000	238,591
Los Angeles, California
Community
Redevelopment
Series B
5.83% 12/1/17 (FSA)		635,000	654,520
Series D
5.60% 7/1/18 (MBIA)		80,000	80,394
Series D
6.02% 9/1/21 (MBIA)		950,000	977,797
Massachusetts Health &
Education Facilities
Authority Revenue Series A
5.00% 7/15/36		355,000	375,583
Metropolitan Washington,
District of Columbia
Airport Authority Series C
4.62% 10/1/10 (FGIC)		15,000	14,868
New Jersey Economic
Development Authority
Revenue (Cigarette Tax)
5.75% 6/15/29		100,000	108,177
New York City, New York
Transitional Finance
Authority 5.19% 8/1/16		1,570,000	1,567,017
New York State Urban
Development Series A-1
5.25% 3/15/34 (FGIC)		125,000	133,951
Oregon State Taxable Pension
5.892% 6/1/27		65,000	68,157
Sacramento County, California
Public Finance Authority
Revenue (Housing Tax
County Project) Series B
3.82% 12/1/08 (FGIC)		55,000	53,875
5.18% 12/1/13 (FGIC)		105,000	104,205

(continues)     45

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Municipal Bonds (continued)
San Diego, California
Redevelopment Tax
Allocation Series C
5.81% 9/1/19 (XLCA)	USD	645,000	$ 657,210
Sisters of Providence
Obligated Group
7.47% 10/1/07 (MBIA)		1,284,000	1,297,020
South Texas Detention
Complex Local
Development Revenue
4.92% 2/1/14 (MBIA)		1,150,000	1,134,452
Stockton, California Pension
Obligation Series B
5.675% 9/1/26 (FSA)		1,945,000	1,942,627
University Enterprises Series B
5.42% 10/1/37 (FGIC)		1,455,000	1,405,981
Waterbury, Connecticut Series
B 5.43% 4/1/09 (FSA)		189,000	188,752
West Virginia Economic
Development Authority
5.37% 7/1/20 (MBIA)		590,000	590,283
Total Municipal Bonds
(cost $20,467,677)			20,539,049

Non-Agency Asset-Backed Securities – 3.08%
Capital One Auto Finance
Trust Series 2003-A A4A
2.47% 1/15/10		8,278	8,267
Centex Home Equity Series
2002-A AF6
5.54% 1/25/32		51,527	51,336
•Citigroup Mortgage Loan Trust
Series 2006-WFH4 A1
5.37% 11/25/36		1,242,676	1,242,673
Countrywide Asset-Backed
Certificates
•Series 2005-7 AF2
4.367% 11/25/35		1,018,444	1,009,995
•Series 2006-4 2A2
5.50% 7/25/36		935,000	935,494
•Series 2006-11 1AF3
6.05% 9/25/46		770,000	777,703
•Series 2006-11 1AF6
6.15% 9/25/46		1,450,000	1,482,705
•Series 2006-15 A3
5.689% 10/25/46		170,000	170,414
•Series 2006-15 A6
5.826% 10/25/46		525,000	527,810
Series 2006-S3 A2
6.085% 6/25/21		490,000	496,884
•Series 2006-S7 A3
5.712% 11/25/35		995,000	994,733
•Series 2006-S9 A3
5.728% 8/25/36		660,000	658,682
#Countrywide Asset-Backed NIM
Certificates Series 2004-
BC1N Note 144A
5.50% 4/25/35		3,593	3,422
Credit-Based Asset Servicing
and Securitization
Series 2005-CB8 AF1B
5.451% 12/25/35		172,834	172,137
#Series 2006-SL1 A2
144A 5.556% 9/25/36		450,000	451,004
Series 2007-CB1 AF2
5.721% 1/25/37		350,000	351,356
#Drive Auto Receivables Trust
Series 2005-2 A2 144A
4.12% 1/15/10		616,651	614,061
#Dunkin Securitization Series
2006-1 A2 144A
5.779% 6/20/31		630,000	641,509
•GMAC Mortgage Loan Trust
Series 2006-HE3 A2
5.75% 10/25/36		180,000	180,332
Honda Automobile
Receivables Owners Trust
Series 2004-2 A4
3.81% 10/15/09		70,000	69,149
Household Automatic Trust
Series 2006-3 A2
5.38% 12/17/09		1,330,000	1,331,069
•HSI Asset Securitization Trust
Series 2006-HE1 2A1
5.37% 10/25/36		1,390,290	1,388,332
•#MASTR Specialized Loan Trust
Series 2005-2 A2 144A
5.006% 7/25/35		310,917	303,342
#MBNA Master Credit Card
Trust Series 2000-D C
144A 8.40% 9/15/09		110,000	110,143
•Merrill Lynch Mortgage
Investors Series
2005-NCB A1A
5.451% 7/25/36		168,199	167,532
Mid-State Trust
Series 2004-1 A
6.005% 8/15/37		49,465	50,429
Series 2005-1 A
5.745% 1/15/40		252,746	252,470
#Series 2006-1 A 144A
5.787% 10/15/40		163,745	163,636
New Century Home Equity
Loan Trust Series 2005-A
A2 4.461% 8/25/35		543,769	538,888
•Option One Mortgage Loan
Trust Series 2005-4 A3
5.58% 11/25/35		235,000	235,311

		Principal	Value
		Amount°	(U.S. $)
Non-Agency Asset-Backed Securities (continued)
Renaissance Home Equity
Loan Trust
Series 2005-4 A2
5.399% 2/25/36	USD	235,000	$ 234,001
Series 2005-4 A3
5.565% 2/25/36		150,000	149,641
Series 2006-3 AF1
5.917% 11/25/36		1,776,999	1,773,442
Series 2006-4 AF1
5.545% 1/25/37		1,334,077	1,329,962
•Residential Asset Mortgage
Products Series 2006-RS6
A1 5.399% 11/25/36		1,138,101	1,138,099
#Securitized Asset Backed NIM
Trust Series 2005-FR4
144A 6.00% 1/25/36		385,126	384,421
Structured Asset Securities
Series 2001-SB1 A2
3.375% 8/25/31		124,063	113,315
•Series 2005-NC1 A7
5.55% 2/25/35		12,296	12,300
Terwin Mortgage Trust Series
2005-14HE AF2
4.849% 8/25/36		2,022,000	2,002,101
Vanderbilt Mortgage Finance
Series 2001-A A4
7.235% 6/7/28		175,595	183,551
WFS Financial Owner Trust
Series 2005-1 D
4.09% 8/17/12		376,315	372,618
Total Non-Agency Asset-Backed
Securities (cost $23,056,497)			23,074,269

Non-Agency Collateralized Mortgage Obligations – 18.47%
ABN Amro Mortgage Series
2003-4 A5 4.75% 3/25/33		422,528	418,814
•Adjustable Rate Mortgage Trust
Series 2005-10 3A31
5.42% 1/25/36		1,145,000	1,141,970
Series 2006-2 1A4
5.766% 5/25/36		1,440,000	1,466,630
Bank of America Alternative
Loan Trust
Series 2003-10 2A1
6.00% 12/25/33		20,398	20,459
Series 2004-2 1A1
6.00% 3/25/34		65,940	66,136
Series 2004-10 1CB1
6.00% 11/25/34		232,855	234,443
Series 2005-3 2A1
5.50% 4/25/20		158,679	158,407
Series 2005-5 2CB1
6.00% 6/25/35		360,018	360,975
Series 2005-6 7A1
5.50% 7/25/20		478,895	477,773
Series 2005-9 5A1
5.50% 10/25/20		475,794	474,381
Bank of America Funding
Series 2005-8 1A1
5.50% 1/25/36		1,158,251	1,136,715
Bank of America Mortgage
Securities
Series 2003-2 1A11
5.50% 4/25/33		1,455,000	1,454,688
Series 2004-3 1A2O
4.25% 4/25/34		424,631	420,248
Series 2005-9 2A1
4.75% 10/25/20		476,922	470,564
•Series 2005-A 1A1
4.055% 2/25/35		107,116	106,631
Bear Stearns Adjustable Rate
Mortgage Trust
•Series 2006-1 1A1
4.625% 2/25/36		3,088,200	3,033,026
•Series 2006-4 2A1
5.827% 10/25/36		1,268,078	1,276,519
Series 2007-3 1A1
5.50% 4/30/37		1,295,000	1,295,725
•Bear Stearns Alternative-A
Trust
Series 2006-3 33A1
6.171% 5/25/36		537,345	545,725
Series 2006-3 34A1
6.161% 5/25/36		261,159	265,359
Series 2006-4 23A5
6.233% 8/25/36		451,397	459,417
Bear Stearns Asset Backed
Securities Series 2005-AC8
A5 5.50% 11/25/35		438,323	436,744
Cendant Mortgage
Series 2003-1 A6
5.50% 2/25/33		10,468	10,422
Series 2004-1 A3
5.50% 2/25/34		556,374	555,907
Chase Mortgage Finance
Series 2003-S8 A2
5.00% 9/25/18		808,344	802,799
Series 2004-S3 2A1
5.25% 3/25/34		497,781	494,067
•Series 2005-A1 3A1
5.27% 12/25/35		887,527	883,734
Citicorp Mortgage Securities
Series 2003-3 A4
5.50% 3/25/33		117,980	117,408
Series 2004-1 1A1
5.25% 1/25/34		1,692,554	1,679,025
Series 2004-8 1A1
5.50% 10/25/34		752,132	751,590
Citigroup Mortgage Loan Trust
Series 2004-NCM2 1CB2
6.75% 8/25/34		240,150	244,953
•Series 2006-AR2 1A2
5.54% 3/25/36		1,890,253	1,891,130

(continues)     47

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Citimortgage Alternative Loan
Trust Series 2006-A2 A1
6.00% 5/25/36	USD	1,428,684	$1,445,024
Countrywide Alternative
Loan Trust
Series 2002-11 A4
6.25% 10/25/32		421,725	420,553
Series 2003-21T1 A2
5.25% 12/25/33		909,584	901,562
Series 2004-1T1 A2
5.50% 2/25/34		1,004,939	1,002,517
Series 2004-14T2 A6
5.50% 8/25/34		894,346	890,316
Series 2004-28CB 6A1
6.00% 1/25/35		665,072	666,631
Series 2004-J1 1A1
6.00% 2/25/34		28,610	28,506
Series 2004-J2 7A1
6.00% 12/25/33		47,564	47,675
•Series 2004-J7 1A2
4.673% 8/25/34		65,096	64,386
•Series 2005-63 3A1
5.894% 11/25/35		528,844	531,787
Series 2006-2CB A3
5.50% 3/25/36		395,982	395,896
Series 2006-19CB A15
6.00% 8/25/36		2,754,092	2,778,399
Series 2006-25CB A8
6.00% 10/25/36		1,445,241	1,463,535
Series 2006-31CB A8
5.75% 11/25/36		936,556	938,519
wCountrywide Home Loan
Mortgage Pass Through
Trust
•Series 2003-21 A1
4.078% 5/25/33		15,555	15,375
Series 2005-23 A1
5.50% 11/25/35		1,054,991	1,035,375
Series 2005-29 A1
5.75% 12/25/35		2,395,077	2,385,395
Series 2006-1 A2
6.00% 3/25/36		415,107	414,912
Series 2006-1 A3
6.00% 3/25/36		121,597	120,894
•Series 2006-HYB3 3A1A
6.10% 5/20/36		564,826	573,726
•Series 2007-HYB1 4A2
5.974% 3/25/37		477,663	482,131
Credit Suisse First Boston
Mortgage Securities
Series 2003-29 5A1
7.00% 12/25/33		14,083	14,413
Series 2004-1 3A1
7.00% 2/25/34		8,144	8,335
Credit Suisse Mortgage
Capital Certificates
Series 2006-9 3A1
6.00% 11/25/36		48,370	49,006
•#Deutsche Mortgage Securities
Series 2005-WF1 1A3
144A 5.051% 6/26/35		1,720,000	1,675,645
•First Horizon Asset Securities
Series 2004-AR5 4A1
5.708% 10/25/34		79,713	79,696
Series 2005-AR2 2A1
5.124% 6/25/35		927,075	920,113
Series 2006-AR4 1A2
5.519% 1/25/37		2,679,051	2,678,650
Series 2007-AR1 1A1
5.866% 5/25/37		2,445,130	2,460,508
GMAC Mortgage Loan Trust
•Series 2005-AR2 4A
5.189% 5/25/35		465,206	461,211
Series 2006-J1 A1
5.75% 4/25/36		2,114,254	2,123,199
#GSMPS Mortgage Loan
Trust 144A
Series 1998-3 A
7.75% 9/19/27		30,505	32,088
Series 1999-3 A
8.00% 8/19/29		49,783	52,661
Series 2005-RP1 1A3
8.00% 1/25/35		423,010	449,325
Series 2005-RP1 1A4
8.50% 1/25/35		190,296	203,802
Series 2006-RP1 1A2
7.50% 1/25/36		516,881	538,477
GSR Mortgage Loan Trust
Series 2006-1F 5A2
6.00% 2/25/36		200,617	199,457
•Series 2006-AR1 2A4
5.188% 1/25/36		2,215,000	2,208,556
•Indymac Index Mortgage
Loan Trust
Series 2005-AR2 2A1
5.00% 1/25/36		1,562,565	1,546,183
Series 2005-AR25 1A21
5.859% 12/25/35		493,252	496,981
Series 2006-AR1 A1
5.956% 8/25/36		1,352,191	1,364,373
Series 2006-AR2 1A1A
5.54% 4/25/46		564,812	565,499
Series 2006-AR3 1A1
5.385% 12/25/36		2,531,316	2,523,207
•JPMorgan Mortgage Trust
Series 2004-A6 1A2
4.860% 12/25/34		512,494	506,681
Series 2005-A4 1A1
5.405% 7/25/35		319,202	318,233

		Principal	Value
		Amount°	(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
•JPMorgan Mortgage Trust
Series 2005-A6 1A2
5.144% 9/25/35	USD	605,000	$ 610,196
Series 2006-A2 2A4
5.76% 4/25/36		2,025,000	2,063,689
Series 2006-A6 2A4L
5.575% 10/25/36		1,590,000	1,597,106
Lehman Mortgage Trust
Series 2005-2 2A3
5.50% 12/25/35		419,391	420,845
•MASTR Adjustable Rate
Mortgages Trust
Series 2003-6 1A2
2.875% 12/25/33		20,081	20,387
Series 2005-6 7A1
5.358% 6/25/35		199,419	198,722
MASTR Alternative Loans Trust
Series 2003-6 3A1
8.00% 9/25/33		18,246	18,681
Series 2003-9 1A1
5.50% 12/25/18		17,567	17,526
Series 2004-3 8A1
7.00% 4/25/34		25,996	26,245
Series 2004-5 6A1
7.00% 6/25/34		233,672	241,712
Series 2005-3 7A1
6.00% 4/25/35		214,865	216,008
MASTR Asset Securitization
Trust
Series 2003-9 2A7
5.50% 10/25/33		567,417	556,334
Series 2003-11 6A12
4.75% 12/25/33		370,000	365,578
Series 2004-4 2A1
5.00% 4/25/34		1,054,507	1,038,996
#MASTR Reperforming Loan
Trust 144A
Series 2005-1 1A5
8.00% 8/25/34		184,200	195,187
Series 2005-2 1A4
8.00% 5/25/35		567,271	604,300
•Merrill Lynch Mortgage
Investors
Series 2005-A5 A2
4.566% 6/25/35		460,000	452,281
Series 2005-A9 2A1C
5.148% 12/25/35		2,435,000	2,425,684
Morgan Stanley Mortgage
Loan Trust Series 2006-2
6A 6.50% 2/25/36		242,990	246,862
Nomura Asset Acceptance
Series 2005-WF1 2A2
4.786% 3/25/35		475,000	469,194
•Series 2006-AF1 1A2
6.159% 5/25/36		500,000	507,055
#Novastar NIM Trust Series
2005-N1 Note 144A
4.777% 10/26/35		11,903	11,886
Prime Mortgage Trust Series
2004-CL1 1A1
6.00% 2/25/34		48,747	49,105
Residential Accredit Loans
Series 2002-QS17 CB1
6.00% 11/25/32		825,174	827,444
Series 2004-QS2 CB
5.75% 2/25/34		139,158	136,875
Series 2006-QS18 3A1
5.75% 12/25/21		2,608,252	2,616,726
Residential Asset Mortgage
Products
Series 2004-SL1 A3
7.00% 11/25/31		15,452	15,693
Series 2004-SL4 A3
6.50% 7/25/32		110,204	112,341
Series 2005-SL1 A2
6.00% 5/25/32		212,679	215,341
•Residential Funding Mortgage
Securities I
Series 2006-SA3 3A1
6.048% 9/25/36		508,729	514,925
Series 2007-SA1 2A2
5.641% 2/25/37		2,490,011	2,495,940
•Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-18 5A
5.50% 12/25/34		112,569	112,365
Series 2005-18 1A1
5.664% 9/25/35		803,502	807,451
Series 2005-18 9A1
5.25% 9/25/35		1,589,447	1,562,873
Series 2005-21 6A3
5.40% 11/25/35		1,065,000	1,057,149
Series 2005-3XS A2
5.57% 1/25/35		186,035	186,180
Series 2006-1 7A4
5.62% 2/25/36		1,305,000	1,300,192
Structured Asset Securities
•Series 2002-22H 1A
6.953% 11/25/32		17,436	17,793
Series 2004-5H A2
4.43% 12/25/33		265,469	262,061
Series 2004-12H 1A
6.00% 5/25/34		157,002	157,419
Series 2005-6 4A1
5.00% 5 /25/35		631,422	605,574
Washington Mutual
Series 2002-S8 2A1
4.50% 1/25/18		56,551	56,232
Series 2004-CB3 1A
6.00% 10/25/34		228,434	229,041

(continues)     49

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Non-Agency Collateralized Mortgage Obligations (continued)
Washington Mutual
Series 2004-CB3 4A
6.00% 10/25/19	USD	116,682	$118,126
•Series 2005-AR16 1A3
5.112% 12/25/35		1,225,000	1,218,395
•Series 2005-AR18 1A3A
5.262% 1/25/36		2,200,000	2,199,015
•Series 2006-AR2 1A1
5.318% 3/25/37		1,759,241	1,751,941
•Series 2006-AR7 1A
5.963% 7/25/46		273,255	273,533
•Series 2006-AR10 1A1
5.956% 9/25/36		534,505	541,338
•Series 2006-AR12 1A2
5.829% 10/25/36		1,560,000	1,581,408
•Series 2006-AR14 2A1
5.771% 11/25/36		3,312,827	3,336,995
•Series 2006-AR16 1A1
5.622% 12/25/36		2,213,624	2,218,293
•Series 2006-AR18 2A2
5.507% 1/25/37		1,670,000	1,666,655
•Series 2007-HY3 4A1
5.357% 3/25/37		2,953,406	2,943,810
•Series 2007-HY4 1A1
5.575% 4/25/37		2,750,001	2,753,338
wWashington Mutual
Alternative Mortgage Pass
Through Certificates
Series 2005-1 5A2
6.00% 3/25/35		119,285	119,229
Series 2005-1 6A2
6.50% 3/25/35		25,093	25,399
Series 2005-9 3CB
5.50% 10/25/20		499,015	499,881
Series 2006-2 2CB
6.50% 3/25/36		356,808	362,272
Series 2006-5 2CB3
6.00% 7/25/36		511,369	517,339
•Series 2006-AR5 3A
5.923% 7/25/46		366,266	366,924
Wells Fargo Mortgage Backed
Securities Trust
•Series 2004-O A1
4.895% 8/25/34		3,667,460	3,611,532
•Series 2004-T A1
4.583% 9/25/34		211,828	213,249
Series 2005-12 1A7
5.50% 11/25/35		649,963	634,425
Series 2005-14 2A1
5.50% 12/25/35		223,660	219,501
Series 2005-17 1A1
5.50% 1/25/36		552,709	541,742
Series 2005-17 1A2
5.50% 1/25/36		510,554	498,348
•Series 2005-AR13 A1
5.312% 5/25/35		1,689,000	1,674,169
Series 2006-1 A3
5.00% 3/25/21		666,490	653,160
Series 2006-2 3A1
5.75% 3/25/36		567,846	565,634
Series 2006-3 A1
5.50% 3/25/36		1,274,040	1,274,041
Series 2006-4 2A3
5.75% 4/25/36		223,684	221,621
Series 2006-6 1A3
5.75% 5/25/36		1,500,764	1,508,619
•Series 2006-AR4 1A1
5.864% 4/25/36		779,078	785,867
•Series 2006-AR4 2A1
5.779% 4/25/36		522,911	526,325
•Series 2006-AR5 2A1
5.533% 4/25/36		324,161	325,520
•Series 2006-AR6 7A1
5.111% 3/25/36		2,402,765	2,376,694
•Series 2006-AR10 5A1
5.60% 7/25/36		486,729	487,480
•Series 2006-AR10 5A6
5.60% 7/25/36		2,631,320	2,636,515
•Series 2006-AR11 A6
5.526% 8/25/36		2,330,000	2,355,480
•Series 2006-AR14 2A4
6.105% 10/25/36		368,975	374,139
•Series 2006-AR16 A1
5.683% 10/25/36		1,559,156	1,564,846
•Series 2006-AR17 A1
5.344% 10/25/36		3,603,531	3,589,145
•Series 2006-AR18 2A2
5.732% 11/25/36		1,100,456	1,104,728
•Series 2006-AR19 A1
5.67% 12/25/36		1,295,978	1,299,713
Total Non-Agency Collateralized
Mortgage Obligations
(cost $137,704,255)			138,411,375

Regional Agencies – 1.02% Δ
Australia – 1.02%
New South Wales Treasury
5.50% 8/1/14	AUD	7,157,000	5,543,974
5.50% 3/1/17	AUD	1,900,000	1,461,434
6.00% 5/1/12	AUD	780,000	620,764
Total Regional Agencies
(cost $7,300,222)			7,626,172

Regional Authorities – 0.22% Δ
Canada – 0.22%
Hydro Quebec 9.40% 2/1/21	USD	35,000	48,653
Ontario Province
1.875% 1/25/10	JPY	24,000,000	209,008
5.375% 12/2/12	CAD	246,000	225,774
Quebec Province
5.75% 12/1/36	CAD	820,000	827,414

		Principal	Value
		Amount°	(U.S. $)
Regional Authorities (continued)
Canada (continued)
Saskatchewan Province
4.75% 6/1/40	CAD	371,000	$ 331,217
Total Regional Authorities
(cost $1,648,275)			1,642,066

«Senior Secured Loans – 1.44%
Aramark 7.08% 1/26/14	USD	200,000	201,250
@Avis Car Rental
6.61% 4/19/12		159,071	159,071
@AWAS Tranche B
11.44% 3/21/13		481,503	488,725
Brand Energy & Infrastructure
11.36% 2/7/15		150,000	151,125
Ford Motor 8.36% 11/29/13		1,471,313	1,476,830
General Motors
7.745% 11/17/13		800,000	809,000
@Georgia Pacific Loan B
7.345% 12/20/12		1,185,000	1,198,331
HCA 8.086% 11/17/13		748,125	754,671
@Healthsouth 7.86% 3/10/13		1,488,750	1,492,473
Idearc 7.32% 11/17/14		299,250	301,120
Lyondell Chemical
7.121% 8/16/13		298,500	298,873
Talecris Biotherapeutics 2nd
Lien Loan 13.50% 12/6/14		450,000	463,500
Telesat Canada
9.00% 2/14/08		795,000	795,000
United Airlines 7.14% 1/12/14		700,000	699,125
Univision Communications
7.60% 9/28/14		135,000	135,000
@Visteon 8.18% 6/13/13		300,000	301,875
Wind Acquisition
1.26% 12/7/11		400,000	413,000
Windstream 8.36% 7/17/13		615,000	618,075
Total Senior Secured Loans
(cost $10,694,582)			10,757,044

Sovereign Debt – 6.94% Δ
Argentina – 0.15%
Republic of Argentina
•5.475% 8/3/12	USD	347,000	247,055
7.00% 9/12/13	USD	880,000	844,996
			1,092,051
Austria – 0.25%
Republic of Austria
5.25% 1/4/11	EUR	165,000	229,509
#Republic of Austria 144A
4.00% 9/15/16	EUR	1,226,000	1,624,360
			1,853,869
Brazil – 0.80%
Federal Republic of Brazil
6.00% 1/17/17	USD	260,000	263,250
10.25% 1/10/28	BRL	3,615,000	1,750,211
11.00% 8/17/40	USD	90,000	121,523
12.50% 1/5/22	BRL	4,000,000	2,270,542
•Nato do Tesouro Nacional
(Treasury Note)
10.00% 1/12/12	BRL	3,410,000	1,596,095
			6,001,621
Colombia – 0.75%
Republic of Colombia
7.375% 9/18/37	USD	1,365,000	1,489,215
12.00% 10/22/15	COP	7,882,000,000	4,172,658
			5,661,873
Dominican Republic – 0.02%
#Dominican Republic 144A
8.625% 4/20/27	USD	133,000	154,014
			154,014
El Salvador – 0.04%
Republic of El Salvador
7.65% 6/15/35	USD	285,000	327,038
			327,038
France – 0.25%
France Government O.A.T.
4.00% 10/25/38	EUR	775,000	984,726
4.00% 4/25/55	EUR	726,000	919,604
			1,904,330
Germany – 0.21%
Deutschland Republic
6.25% 1/4/24	EUR	821,000	1,361,423
Deutschland Republic Inflation
Linked 1.50% 4/15/16	EUR	176,613	227,705
			1,589,128
Indonesia – 0.09%
#Republic of Indonesia 144A
6.625% 2/17/37	USD	325,000	320,938
6.875% 3/9/17	USD	324,000	342,630
			663,568
Jamaica – 0.07%
Jamaica Government
8.00% 3/15/39	USD	525,000	528,938
			528,938
Japan – 1.38%
Japan Government
2 yr Bond 0.70% 9/15/08	JPY	216,200,000	1,833,895
5 yr Bond 1.50% 6/20/11	JPY	229,400,000	1,979,388
10 yr Bond 1.90% 6/20/16	JPY	280,150,000	2,444,777
20 yr Bond 2.10% 12/20/26	JPY	162,200,000	1,382,358
20 yr Bond 2.30% 6/20/26	JPY	238,750,000	2,103,598
Japanese Government CPI
Linked Bond
0.80% 3/10/16	JPY	70,629,300	582,069
			10,326,085

(continues)     51

Statements of net assets

Optimum Fixed Income Fund

		Principal	Value
		Amount°	(U.S. $)
Sovereign Debt (continued)
Malaysia – 0.48%
Malaysian Government
3.718% 6/15/12	MYR	8,270,000	$ 2,419,318
3.756% 4/28/11	MYR	2,394,000	699,943
7.00% 3/15/09	MYR	1,613,000	497,416
			3,616,677
Mexico – 0.46%
Mexican Bonos
8.00% 12/17/15	MXN	22,308,000	2,075,324
9.00% 12/20/12	MXN	10,614,000	1,030,174
Mexican Government
5.625% 1/15/17	USD	330,000	333,465
			3,438,963
Norway – 0.30%
Norwegian Government
5.00% 5/15/15	NOK	8,012,000	1,352,355
6.50% 5/15/13	NOK	4,904,000	886,333
			2,238,688
Panama – 0.10%
Republic of Panama
6.70% 1/26/36	USD	450,000	469,350
7.25% 3/15/15	USD	235,000	255,680
			725,030
Peru – 0.07%
Republic of Peru
6.55% 3/14/37	USD	515,000	535,858
			535,858
Philippines – 0.14%
Republic of Philippines
8.25% 1/15/14	USD	440,000	495,550
#Republic of Philippines 144A
8.75% 10/7/16	USD	500,000	592,500
			1,088,050
Poland – 0.17%
Poland Government
6.00% 11/24/10	PLN	2,431,000	870,174
6.25% 10/24/15	PLN	1,194,000	442,765
			1,312,939
Republic of Korea – 0.08%
Government of South Korea
4.25% 12/7/21	EUR	450,000	578,728
			578,728
Sweden – 0.13%
Sweden Government
5.50% 10/8/12	SEK	6,205,000	956,030
			956,030
Turkey – 0.31%
Republic of Turkey
6.875% 3/17/36	USD	1,205,000	1,158,306
7.00% 9/26/16	USD	515,000	526,588
7.375% 2/5/25	USD	590,000	609,175
			2,294,069
United Kingdom – 0.66%
U.K. Treasury
4.25% 3/7/11	GBP	1,530,000	2,902,012
4.75% 9/7/15	GBP	238,000	459,772
5.00% 3/7/12	GBP	284,000	553,871
5.00% 9/7/14	GBP	271,000	530,787
9.00% 7/12/11	GBP	208,000	466,980
			4,913,422
Uruguay – 0.03%
Republic of Uruguay
7.625% 3/21/36	USD	198,000	219,285
			219,285
Total Sovereign Debt
(cost $50,621,738)			52,020,254

Supranational Banks – 0.57%
Asia Development Bank
0.50% 10/9/12	AUD	497,000	293,669
Corp Andina de Fomento
5.75% 1/12/17	USD	960,000	966,322
European Investment Bank
1.40% 6/20/17	JPY	112,100,000	932,355
4.25% 12/7/10	GBP	425,000	800,107
Inter-American Development
Bank 1.90% 7/8/09	JPY	144,000,000	1,250,896
Total Supranational Banks
(cost $4,189,159)			4,243,349

U.S. Treasury Obligations – 11.61%
U.S. Treasury Bonds
4.50% 2/15/36	USD	660,000	622,463
6.00% 2/15/26		12,485,000	14,114,879
8.125% 8/15/19		5,600,000	7,315,000
U.S. Treasury Inflation
Index Notes
2.00% 1/15/26		1,055,431	1,003,402
2.375% 4/15/11		285,516	289,319
2.375% 1/15/17		687,487	697,880
2.375% 1/15/27		346,252	349,215
¥3.00% 7/15/12		624,747	655,057
3.625% 1/15/08		2,493,072	2,531,929
U.S. Treasury Notes
4.00% 2/15/15		5,411,000	5,189,068
4.625% 12/31/11		35,840,000	35,970,207
4.625% 2/29/12		12,287,000	12,336,443
4.625% 2/15/17		3,748,000	3,741,561
4.75% 3/31/11		2,147,000	2,163,942
Total U.S. Treasury Obligations
(cost $87,101,677)			86,980,365

		Number of	Value
		Shares	(U.S. $)
Common Stock – 0.22%
†Adelphia		205,000	$ 71,750
†Adelphia Recovery Trust
Series ACC-1		201,191	19,717
†Adelphia Recovery Trust
Series Arahova		859,019	455,280
†Century Communications		1,975,000	88,875
†Charter Communications Class A		5,800	16,182
†Foster Wheeler		1,044	60,959
†Mirant		5,054	204,485
†Time Warner Cable Class A		19,084	715,077
Total Common Stock
(cost $1,407,561)			1,632,325

Currency Options Purchased – 0.04%
Put USD 8,271,000,
Call JPY 936,690,750,
expiration date 8/17/07			101,320
Put USD 12,860,000,
Call JPY 1,427,460,000,
expiration date 6/5/07			35,044
Put USD 12,900,000,
Call JPY 1,515,145,313,
expiration date 5/10/07			168,989
Total Currency Options
Purchased (cost $238,629)			305,353

Preferred Stock – 0.03%
Arch Capital Group 8.00%		5,809	155,855
Nexen 7.35%		3,225	82,689
Total Preferred Stock
(cost $231,880)			238,544

Warrant – 0.08%
†Argentina GDP Linked
Security, expiration date
12/15/35		4,194,000	580,869
Total Warrant (cost $552,215)			580,869

		Principal
		Amount°
Repurchase Agreements – 6.76%
With BNP Paribas
5.10% 4/2/07 (dated
3/30/07, to be repurchased
at $20,758,819, collateralized
by $11,528,000 U.S.
Treasury Notes 2.625%
due 5/15/08, market value
$11,362,566, $6,775,000
U.S. Treasury Notes
3.375% due 12/15/08,
market value $6,699,829
and $3,187,000 U.S.
Treasury Notes 3.50%
due 8/15/09, market value
$3,124,045)	USD	20,750,000	20,750,000
With Cantor Fitzgerald
5.11% 4/2/07 (dated
3/30/07, to be repurchased
at $14,971,373,
collateralized by
$12,244,000 U.S. Treasury
Bills due 6/28/07, market
value $12,098,207 and
$3,166,000 U.S. Treasury
Notes 4.50% due 2/28/11,
market value $3,176,000)		14,965,000	14,965,000
With UBS Warburg 5.11%
4/2/07 (dated 3/30/07,
to be repurchased at
$14,970,372, collateralized
by $15,310,000 U.S.
Treasury Bills due 4/19/07,
market value $15,273,897)		14,964,000	14,964,000
Total Repurchase Agreements
(cost $50,679,000)			50,679,000

Total Value of Securities – 103.81%
(cost $772,033,617)			777,935,438
Liabilities Net of Receivables
and Other Assets – (3.81%)			(28,486,301)
Net Assets Applicable
to 82,773,699 Shares
Outstanding – 100.00%			$749,449,137

Net Asset Value – Optimum Fixed Income Fund Class A
($58,691,249 / 6,481,791 Shares)			$9.05
Net Asset Value – Optimum Fixed Income Fund Class B
($9,567,557 / 1,055,875 Shares)			$9.06
Net Asset Value – Optimum Fixed Income Fund Class C
($227,036,177 / 25,046,247 Shares)			$9.06
Net Asset Value – Optimum Fixed Income Fund
Institutional Class
($454,154,154 / 50,189,786 Shares)			$9.05

Components of Net Assets at March 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)			$737,655,927
Undistributed net investment income			4,336,501
Accumulated net realized loss on investments			(144,068)
Net unrealized appreciation of investments
and foreign currencies			7,600,777
Total net assets			$749,449,137

(continues)     53

Statements of net assets

Optimum Fixed Income Fund

°	Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
COP – Colombian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
ISK – Iceland Krona
JPY – Japanese Yen
MXN – Mexican Peso
MYR – Malaysia Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PLN – Polish Zloty
RUB – Russian Ruble
SEK – Swedish Krona
TRY – Turkish Lira
USD – United States Dollar

†	Non-income producing security for the year ended March 31, 2007.

‡	Non-income producing security. Security is currently in default.

•	Variable rate security. The rate shown is the rate as of March 31, 2007.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

¶	IStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

«	Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at March 31, 2007.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2007, the aggregate amount of Rule 144A securities equaled $81,306,924, which represented 10.85% of the Fund’s net assets. See Note 11 in “Notes to Financial Statements.”

@	Illiquid security. At March 31, 2007, the aggregate amount of illiquid securities equaled $3,640,475, which represented 0.49% of the Fund’s net assets. See Note 11 in “Notes to Financial Statements.”

¥	Fully or partially pledged as collateral for financial futures contracts.

w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (‘LIBOR’) and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

§	Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 11 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

Summary of Abbreviations:
AMBAC – Insured by the AMBAC Assurance Corporation
ARM – Adjustable Rate Mortgage
CPI – Consumer Price Index
CPN – Interest Coupon Only
FGIC – Insured by the Financial Guaranty Insurance Company
FHLMC – Insured by the Federal Home Loan Mortgage Corporation
FSA – Insured by Financial Security Assurance
GDP – Gross Domestic Product
GNMA – Government National Mortgage Association
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MBIA – Insured by the Municipal Bond Insurance Association
NIM – Net Interest Margin
O.A.T – Obligation Assimilable au Tresor (Treasury Security)
PIK – Pay-in-Kind
REIT – Real Estate Investment Trust
S.F. – Single Family
TBA – To be announced
XLCA – Insured by XL Capital Assurance
yr – Year

The following foreign currency exchange contracts and foreign cross currency exchange contracts, futures contracts, and swap contracts were outstanding at March 31, 2007:

Foreign Currency Exchange Contracts[1]
		In			Unrealized
Contracts to		Exchange		Settlement	Appreciation
Receive (Deliver)		For		Date	(Depreciation)
AUD	(10,000,000)	USD	7,940,900	4/27/07	$(143,619)
CAD	248,751	NZD	(304,000)	4/27/07	(1,135)
CAD	511,303	NOK	(2,659,589)	4/27/07	5,297
EUR	(3,427,200)	USD	4,566,435	4/27/07	(16,907)
EUR	(1,601,300)	USD	2,135,045	4/27/07	(6,443)
EUR	(741,700)	USD	975,877	6/8/07	(17,712)
EUR	(320,000)	USD	426,532	4/27/07	(1,418)
EUR	170,859	JPY	(26,500,000)	4/27/07	2,687
EUR	207,721	NZD	(390,330)	4/27/07	(518)
EUR	455,766	PLN	(1,767,488)	4/27/07	(1,716)
EUR	1,181,183	GBP	(803,000)	4/27/07	(447)
GBP	(689,000)	USD	1,350,902	4/27/07	(4,870)
GBP	243,000	USD	(476,635)	6/8/07	1,409
GBP	709,214	JPY	(163,519,000)	4/27/07	2,182
JPY	(208,014,000)	USD	1,781,888	4/27/07	9,375
JPY	108,434,200	EUR	(700,000)	4/27/07	(12,159)
PLN	1,225,350	USD	(421,909)	6/8/07	2,411
SEK	3,238,429	EUR	(348,000)	4/27/07	(917)
					$(184,500)

Futures Contracts[2]
Contracts to	Notional Cost	Notional	Expiration	Unrealized
Buy (Sell)	(Proceeds)	Value	Date	Appreciation
75 U.S. Treasury
2 year Notes	$15,332,053	$15,366,797	6/30/07	$ 34,744
513 U.S. Treasury
5 year Notes	54,156,351	54,273,797	6/30/07	117,446
81 U.S. Treasury
10 year Notes	8,748,067	8,758,125	6/30/07	10,058
(16) U.S. Treasury
Long Bond	(1,794,287)	(1,780,000)	6/30/07	14,287
				$176,535

Swap Contracts[3]
Index Swap Contracts
Notional	Expiration		Unrealized
Amount	Date	Description	Appreciation
$1,380,000	5/1/07	Agreement with Goldman Sachs to receive the notional amount multiplied by the return on the Lehman Brothers Commercial MBS Index AAA and to pay the notional amount multiplied by the 1 month BBA LIBOR adjusted by a spread of plus 0.05%.	$13,263

Credit Default Swap Contracts
Swap Counterparty &		Annual
Referenced	Notional	Protection	Termination	Unrealized
Obligation	Amount	Payments	Date	Appreciation
Protection
Purchased:
Goldman Sachs
Beazer Homes
5 yr CDS IndexCo	$1,050,000	3.08%	6/20/12	$ 42,079
JPMorgan Chase
Bank N.A.
ABX Home
Equity BBB-Index
06-1	2,100,000	2.67%	7/25/45	12,275
Goldman Sachs
CDS IndexCo
ABX Home
Equity BBB-Index
06-1	6,800,000	2.67%	7/25/45	1,077,513
Goldman Sachs
CDS IndexCo
ABX Home
Equity BBB-Index
06-2	2,000,000	2.42%	5/25/46	510,474
				$1,642,341

The use of foreign currency exchange contracts and foreign cross currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in ”Notes to Financial Statements.”
2 See Note 8 in ”Notes to Financial Statements.”
3 See Note 10 in ”Notes to Financial Statements.”

Net Asset Value and Offering Price per Share –
Optimum Fixed Income Fund
Net asset value Class A (A)	$9.05
Sales charge (4.50% of offering price) (B)	0.43
Offering price	$9.48

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements of net assets

> Optimum International Fund

March 31, 2007

	Number of	Value
	Shares	(U.S.$)
Common Stock – 97.55% Δ
Australia – 7.45%
Amcor	234,104	$ 1 ,430,072
Coles Group	179,077	2,354,482
Foster’s Group	591,966	3,280,874
Macquarie Airports	246,259	795,000
National Australia Bank	170,196	5,563,305
QBE Insurance Group	52,200	1,332,093
Suncorp-Metway	10,731	180,593
Telstra	1,121,499	4,228,507
Wesfarmers	46,849	1,430,934
		20,595,860
Austria – 0.68%
OMV	3,100	195,255
Voestalpine	23,200	1,682,850
		1,878,105
Belgium – 2.13%
Fortis	39,900	1,822,341
Fortis (Amsterdam Exchange)	72,723	3,320,485
KBC Groep	6,000	746,286
		5,889,112
Brazil – 0.54%
Gerdau ADR	31,250	566,563
Petroleo Brasiliero ADR	6,917	688,310
Unibanco ADR	2,800	244,888
		1,499,761
Canada – 1.16%
†Celestica	18,900	115,404
EnCana	7,100	359,120
ING Canada	7,900	354,221
Nexen	13,223	809,916
Royal Bank of Canada	5,275	262,699
Teck Cominco Class B	10,800	752,895
TELUS	10,846	541,267
		3,195,522
China – 0.09%
China Petroleum & Chemical	280,000	236,872
		236,872
Finland – 0.80%
UPM-Kymmene	86,627	2,206,793
		2,206,793
France – 12.82%
Air France-KLM	8,800	401,450
BNP Paribas	22,840	2,385,641
Carrefour	34,094	2,493,560
Cie de Saint-Gobain	28,961	2,830,768
Compagnie Generale des
Etablissements Michelin Class B	13,600	1,501,912
Credit Agricole	39,612	1,544,609
France Telecom	92,982	2,455,632
Lagardere	9,300	716,085
Renault	56,446	6,601,567
Sanofi-Aventis	23,498	2,043,476
Societe Generale	32,392	5,597,950
†Suez-Strip	9,260	124
Total	98,153	6,877,122
		35,449,896
Germany – 8.47%
Allianz	12,200	2,509,795
BASF	19,400	2,179,493
Bayer	53,318	3,403,835
Continental	1,093	141,249
Deutsche Lufthansa	60,400	1,641,140
Deutsche Telekom	139,693	2,308,352
E.ON	15,700	2,122,871
Epcos	13,300	232,390
Muenchener Rueckversicherungs	15,100	2,546,631
RWE	53,834	5,695,600
TUI	26,200	647,137
		23,428,493
Hong Kong – 2.01%
China Netcom Group	162,500	424,266
Hong Kong Electric Holdings	362,500	1,860,402
Orient Overseas International	48,000	445,997
Sino Land	650,985	1,401,365
Wharf Holdings	383,000	1,421,514
		5,553,544
Hungary – 0.08%
MOL Hungarian Oil & Gas ADR	1,890	217,350
		217,350
India – 0.15%
State Bank of India GDR	7,130	429,226
		429,226
Italy – 4.50%
Buzzi Unicem	34,900	1,061,098
ENI	76,800	2,499,172
Fondiaria-Sai	27,300	1,253,429
Intesa Sanpaolo	615,786	4,676,468
UniCredito Italiano	310,251	2,952,948
		12,443,115
Japan – 18.39%
Astellas Pharma	27,100	1,168,311
Canon	84,100	4,517,782
Cosmo Oil	28,000	117,384
East Japan Railway	86	669,987
EDION	31,600	441,142
Fanuc	99	9,217
Honda Motor	44,800	1,562,591
Isuzu Motors	241,000	1,208,732
Itochu	101,000	1,001,128
Japan Tobacco	277	1,361,081
JFE Holdings	44,800	2,649,942
Kao	70,000	2,049,475
KDDI	299	2,387,736
Kyushu Electric Power	34,500	980,820
Leopalace21	4,995	165,320
Millea Holdings	71,000	2,627,062
Mitsubishi	39,000	905,206
Mitsubishi UFJ Financial Group	36	406,331
Mitsui Chemicals	149,000	1,302,414
Mitsui OSK Lines	132,000	1,465,235
Nippon Mining Holdings	103,000	888,963

	Number of	Value
	Shares	(U.S.$)
Common Stock (continued)
Japan (continued)
Nippon Telegraph & Telephone	311	$ 1,644,273
Nissan Motor	55,400	593,798
Oki Electric Industry	139,000	267,773
©ORIX	6,390	1,664,810
Rengo	25,000	141,936
Seiko Epson	35,100	1,033,623
Sharp	71,000	1,367,760
Sumitomo Heavy Industries	111,000	1,105,902
Sumitomo Mitsui Financial Group	198	1,797,937
Takeda Pharmaceutical	51,400	3,371,849
Tokyo Electric Power	41,200	1,409,055
Toshiba	181,000	1,208,868
Toyota Motor	93,900	6,016,420
West Japan Railway	291	1,343,437
		50,853,300
Netherlands – 5.78%
ABN AMRO Holding	33,954	1,461,417
Arcelor Mittal	38,254	2,032,311
Buhrmann	37,200	500,912
European Aeronautic
Defence & Space	43,840	1,359,848
ING Groep	156,234	6,605,519
Reed Elsevier	157,836	2,791,591
Royal KPN	22,400	348,903
Wolters Kluwer	28,900	867,092
		15,967,593
New Zealand – 0.52%
Telecom of New Zealand	422,794	1,428,568
		1,428,568
Philippines – 0.08%
Philippine Long Distance Telephone	4,200	220,364
		220,364
Republic of Korea – 0.63%
Honam Petrochemical	2,900	251,209
Hyundai Mobis	1,730	148,572
Industrial Bank of Korea	16,180	324,169
Kookmin Bank	2,700	242,207
POSCO	700	293,884
Samsung Electronics	360	215,422
Shinhan Financial Group	4,530	259,999
		1,735,462
Singapore – 0.78%
†Flextronics International	45,500	497,770
Jardine Matheson Holdings	4,400	92,840
Neptune Orient Lines	84,000	179,395
Oversea-Chinese Banking	235,800	1,398,853
		2,168,858
South Africa – 0.64%
Sanlam	121,610	335,268
Sasol	37,917	1,265,120
Standard Bank Group	11,700	172,246
		1,772,634
Spain – 4.35%
Banco Santander Central Hispano	150,462	2,685,289
Iberdrola	59,325	2,804,633
Repsol YPF	51,800	1,746,533
Telefonica	217,677	4,797,933
		12,034,388
Sweden – 0.38%
Svenska Cellulosa Class B	19,700	1,055,105
		1,055,105
Switzerland – 1.56%
Credit Suisse Group	30,400	2,181,435
Novartis	7,310	419,278
Xstrata	33,220	1,706,209
		4,306,922
Taiwan – 1.48%
AU Optronics	293,000	418,824
Chunghwa Telecom ADR	86,104	1,715,192
HON HAI Precision Industry	43,200	289,828
Siliconware Precision Industries	246,000	460,925
Taiwan Semiconductor
Manufacturing	157,588	323,367
Taiwan Semiconductor
Manufacturing ADR	54,700	588,025
United Microelectronics	504,000	290,916
		4,087,077
Thailand – 0.06%
PTT PCL	27,800	165,164
		165,164
United Kingdom – 22.02%
Alliance Boots	125,402	2,534,352
AstraZeneca	39,200	2,109,000
Aviva	194,358	2,864,681
BAE Systems	133,300	1,207,958
Barclays	151,700	2,152,350
BG Group	203,994	2,944,486
BHP Billiton	28,000	624,281
BP	370,070	4,019,897
British American Tobacco	26,600	831,759
†British Energy Group	101,000	968,423
Centrica	121,300	922,576
Compass Group	195,361	1,307,100
Enterprise Inns	60,582	796,961
GKN	213,682	1,605,236
GlaxoSmithKline	198,750	5,463,809
HBOS	298,090	6,141,664
J Sainsbury	142,400	1,539,819
Lloyds TSB Group	265,481	2,928,202
Marston’s	85,600	743,277
Punch Taverns	32,300	792,613
Rio Tinto	18,500	1,055,387
Royal Bank of Scotland Group	152,143	5,936,995
Royal Dutch Shell Class A	137,925	4,587,753
Unilever	136,604	4,118,264
Vodafone Group	1,001,125	2,669,436
		60,866,279
Total Common Stock
(cost $208,740,012)		269,685,363

(continues)     57

Statements of net assets

Optimum International Fund

	Number of	Value
	Shares	(U.S.$)
Preferred Stock – 0.41%
Brazil – 0.24%
Usinas Siderurgicas de Minas Gerais
Class A 3.96%	13,500	$ 653,803
		653,803
Republic of Korea – 0.17%
Hyundai Motor Class 2 3.43%	6,020	$ 236,104
Samsung Electronics 1.25%	500	235,160
		471,264
Total Preferred Stock
(cost $933,933)		1,125,067

	Principal
	Amount (U.S $)
Repurchase Agreements – 1.82%
With BNP Paribas 5.10% 4/2/07
(dated 3/30/07, to be repurchased
at $2,062,876, collateralized by
$1,146,000 U.S. Treasury Notes
2.625% due 5/15/08, market
value $1,129,104, $673,000
U.S. Treasury Notes 3.375% due
12/15/08, market value $665,766
and $317,000 U.S. Treasury Notes
3.50% due 8/15/09, market value
$310,438)	$2,062,000	2,062,000
With Cantor Fitzgerald 5.11% 4/2/07
(dated 3/30/07, to be repurchased
at $1,487,633, collateralized by
$1,217,000 U.S. Treasury Bills due
6/28/07, market value $1,202,205
and $315,000 U.S. Treasury Notes
4.50% due 2/28/11, market value
$315,601)	1,487,000	1,487,000
With UBS Warburg 5.11% 4/2/07
(dated 3/30/07, to be repurchased
at $1,487,633, collateralized by
$1,521,000 U.S. Treasury Bills due
4/19/07, market value $1,517,776)	1,487,000	1,487,000
Total Repurchase Agreements
(cost $5,036,000)		5,036,000
Total Value of Securities – 99.78%
(cost $214,709,945)		275,846,430
Receivables and Other Assets
Net of Liabilities – 0.22%		601,314
Net Assets Applicable to 17,880,041
Shares Outstanding – 100.00%		$276,447,744
Net Asset Value – Optimum International Fund Class A
($25,522,721 / 1,647,599 Shares)		$15.49
Net Asset Value – Optimum International Fund Class B
($5,030,970 / 330,129 Shares)		$15.24
Net Asset Value – Optimum International Fund Class C
($91,695,597 / 6,013,733 Shares)		$15.25
Net Asset Value – Optimum International Fund
Institutional Class
($154,198,456 / 9,888,580 Shares)		$15.59

Components of Net Assets at March 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$210,504,705
Accumulated net investment loss		(462,272)
Accumulated net realized gain on investments		5,306,083
Net unrealized appreciation of investments
and foreign currencies		61,099,228
Total net assets		$276,447,744

†	Non-income producing security for the year ended March 31, 2007.

Δ	Securities have been classified by country origin. Classification by type of business has been presented on page 31 in “Sector/Country Allocations.”

©	Passive Foreign Investment Company

Summary of Abbreviations:
ADR – American Depositary Receipts
AUD – Australian Dollar
EUR – European Monetary Unit
GBP – British Pounds Sterling
GDR – Global Depositary Receipts
HKD – Hong Kong Dollar
ILS – Israeli Shekel
JPY – Japanese Yen
SGD – Singapore Dollar
USD – United States Dollar
ZAR – South African Rand

The following foreign currency exchange contracts were outstanding at March 31, 2007:
Foreign Currency Exchange Contracts[1]
		In			Unrealized
Contracts to		Exchange		Settlement	Appreciation
Receive (Deliver)		For		Date	(Depreciation)
AUD	(100,000)	USD	80,950	4/3/07	$ 45
AUD	549,805	USD	(444,462)	4/3/07	358
EUR	(395,000)	USD	527,641	4/3/07	(65)
EUR	167,373	USD	(223,192)	4/2/07	403
GBP	(4,519,500)	USD	8,848,150	4/26/07	(45,060)
GBP	170,000	USD	(334,492)	4/3/07	41
HKD	(1,700,000)	USD	217,543	4/2/07	(37)
ILS	(225,000)	USD	54,100	4/2/07	(14)
JPY	7,612,378	USD	(64,665)	4/3/07	(43)
JPY	250,000,000	USD	(2,128,747)	4/3/07	(6,470)
SGD	(40,000)	USD	26,376	4/3/07	6
ZAR	(2,460,000)	USD	337,217	4/3/07	(1,806)
					$(52,642)

1 See Note 7 in ”Notes to Financial Statements.”

Net Asset Value and Offering Price per Share –
Optimum International Fund
Net asset value Class A (A)	$15.49
Sales charge (5.75% of offering price) (B)	0.95
Offering price	$16.44

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes

Statements of net assets

> Optimum Large Cap Growth Fund

March 31, 2007

	Number of	Value
	Shares	(U.S. $)
Common Stock – 93.81%
Basic Industry/Capital Goods – 6.59%
BHP Billiton (Australia)	124,200	$ 3,003,653
Danaher	86,700	6,194,715
Deere	12,900	1,401,456
General Electric	452,850	16,012,776
Joy Global	30,600	1,312,740
Monsanto	208,242	11,444,980
Praxair	54,639	3,440,071
Tyco International	117,000	3,691,350
United Technologies	84,666	5,503,290
		52,005,031
Business Services – 4.10%
Accenture Class A	186,900	7,203,126
Automatic Data Processing	97,000	4,694,800
Clear Channel Communications	59,600	2,088,384
Expeditors International
of Washington	61,600	2,545,312
Grupo Televisa ADR	76,000	2,264,800
MasterCard Class A	67,027	7,120,948
Rogers Communications Class B	155,800	5,104,008
Sysco	40,300	1,363,349
		32,384,727
Consumer Durables – 2.17%
†Electronic Arts	21,700	1,092,812
Harman International Industries	27,600	2,651,808
Lennar Class A	62,000	2,617,020
Toyota Motor ADR	83,759	10,734,553
		17,096,193
Consumer Non-Durables – 13.41%
†Amazon.com	112,300	4,468,417
†Bed Bath & Beyond	41,400	1,663,038
†Coach	23,800	1,191,190
CVS	248,203	8,473,650
Fastenal	34,000	1,191,700
Federated Department Stores	187,514	8,447,506
Heineken ADR	205,253	5,349,694
Home Depot	33,950	1,247,323
InBev (Belgium)	26,522	1,914,960
†Kohl’s	68,500	5,247,785
Lowe’s	344,989	10,863,704
NIKE Class B	9,600	1,020,096
PepsiCo	53,950	3,429,062
PETsMART	86,500	2,851,040
Procter & Gamble	277,631	17,535,174
Reckitt Benckiser (United Kingdom)	36,500	1,901,248
†Starbucks	195,087	6,117,928
Target	247,354	14,658,198
Walgreen	40,000	1,835,600
Wal-Mart de Mexico ADR	32,200	1,366,890
Wal-Mart Stores	77,500	3,638,625
Whole Foods Market	31,000	1,390,350
		105,803,178
Consumer Services – 8.55%
Carnival	19,250	902,055
†Comcast Class A	517,912	13,439,817
†eBay	115,000	3,812,250
†EchoStar Communications Class A	10,300	447,329
Four Seasons Hotels	11,815	948,745
International Game Technology	56,550	2,283,489
†Las Vegas Sands	109,888	9,517,400
†Liberty Media - Capital Class A	30,420	3,364,148
†Liberty Media - Interactive Class A	84,900	2,022,318
Marriott International Class A	49,000	2,399,040
†MGM MIRAGE	168,370	11,705,082
Station Casinos	27,928	2,417,727
†Viacom Class B	74,000	3,042,140
†Wynn Resorts	60,862	5,773,369
Yum Brands	93,148	5,380,228
		67,455,137
Energy – 4.25%
Baker Hughes	59,700	3,947,961
EOG Resources	33,400	2,382,756
Exxon Mobil	48,700	3,674,415
Murphy Oil	31,000	1,655,400
†NRG Energy	30,201	2,175,680
Schlumberger	209,741	14,493,103
Total (France)	74,100	5,191,841
		33,521,156
Financials – 17.22%
American Express	97,100	5,476,440
American International Group	102,200	6,869,884
Anglo Irish Bank (Ireland)
(London Exchange)	154,234	3,296,536
†CB Richard Ellis Group Class A	30,001	1,025,434
Chicago Mercantile Exchange
Holdings Class A	3,000	1,597,380
†China Merchants Bank (China)
(Hong Kong Exchange)	341,500	688,813
Citigroup	211,786	10,873,093
Countrywide Financial	89,000	2,993,960
†E Trade Financial	174,000	3,692,280
Erste Bank der Oesterreichischen
Sparkassen (Austria)	50,500	3,932,943
Franklin Resources	37,000	4,470,710
Goldman Sachs Group	81,362	16,811,830
†Industrial & Commercial
Bank of China (China)
(Hong Kong Exchange)	14,553,000	8,157,950
Legg Mason	29,400	2,769,774
Lehman Brothers Holdings	141,211	9,894,655
Morgan Stanley	45,500	3,583,580
Northern Trust	42,900	2,580,006
Prudential Financial	46,100	4,160,986
Schwab (Charles)	157,400	2,878,846
SLM	55,650	2,276,085
St. Joe	38,869	2,033,237
State Street	75,960	4,918,410

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Financials (continued)
UBS	177,016	$ 10,520,061
UBS (Switzerland)	133,600	7,937,722
UniCredito Italiano (Italy)	372,200	3,542,574
Wells Fargo	258,466	8,898,984
		135,882,173
Health Care – 14.17%
Aetna	66,300	2,903,277
†Amgen	88,080	4,921,910
†Amylin Pharmaceuticals	105,689	3,948,541
†Celgene	34,400	1,804,624
†Genentech	239,834	19,695,168
†Genzyme	74,873	4,493,877
†Gilead Sciences	57,360	4,388,040
†Humana	25,600	1,485,312
Lilly (Eli)	29,500	1,584,445
†Medco Health Solutions	69,800	5,062,594
Medtronic	104,550	5,129,223
Novartis (Switzerland)	87,594	5,024,113
Roche Holding (Switzerland)	20,761	3,673,153
†Sepracor	30,000	1,398,900
†St. Jude Medical	22,100	831,181
Stryker	39,800	2,639,536
UnitedHealth Group	604,211	32,005,057
†WellPoint	84,200	6,828,620
Wyeth	52,100	2,606,563
†Zimmer Holdings	16,100	1,375,101
		111,799,235
Technology – 18.63%
†Adobe Systems	61,300	2,556,210
†Amdocs	106,900	3,899,712
America Movil ADR	228,331	10,911,938
†American Tower Class A	70,900	2,761,555
Analog Devices	75,900	2,617,791
†Apple	27,400	2,545,734
Applied Materials	85,200	1,560,864
†ASML Holding	108,900	2,695,275
AT&T	82,492	3,252,660
†Autodesk	71,100	2,673,360
Boeing	75,756	6,735,466
China Mobil (Hong Kong)	786,000	7,147,284
†Cisco Systems	510,862	13,042,306
†Corning	117,800	2,678,772
†Crown Castle International	112,400	3,611,412
†Dell	57,800	1,341,538
†EMC	151,900	2,103,815
Ericsson (LM) Class B (Sweden)	866,200	3,187,934
General Dynamics	160,474	12,260,214
†Google Class A	24,918	11,416,431
HON HAI Precision Industry GDR	131,200	1,774,874
Intel	415,135	7,941,533
†Intuit	56,200	1,537,632
†Juniper Networks	138,100	2,717,808
Lockheed Martin	117,550	11,404,701
†Marvell Technology Group	222,000	3,731,820
Maxim Integrated Products	99,950	2,938,530
Microsoft	272,350	7,590,395
QUALCOMM	65,800	2,807,028
Samsung Electronics
(Republic of Korea)	1,090	652,251
Xilinx	109,500	2,817,435
†Yahoo	67,100	2,099,559
		147,013,837
Transportation – 4.72%
Burlington Northern Santa Fe	159,196	12,804,134
FedEx	106,296	11,419,379
Southwest Airlines	302,800	4,451,160
Union Pacific	84,236	8,554,166
		37,228,839
Total Common Stock
(cost $638,903,813)		740,189,506

	Principal
	Amount (U.S. $)
Repurchase Agreements – 5.78%
With BNP Paribas 5.10% 4/2/07
(dated 3/30/07, to be repurchased
at $18,674,933, collateralized by
$10,371,000 U.S. Treasury Notes
2.625% due 5/15/08, market
value $10,221,803, $6,095,000
U.S. Treasury Notes 3.375%
due 12/15/08, market value
$6,027,189 and $2,867,000
U.S. Treasury Notes 3.50% due
8/15/09, market value $2,810,402)	$18,667,000	18,667,000
With Cantor Fitzgerald 5.11% 4/2/07
(dated 3/30/07, to be repurchased
at $13,467,733, collateralized
by $11,015,000 U.S. Treasury
Bills due 6/28/07, market value
$10,883,588 and $2,848,000
U.S. Treasury Notes 4.50% due
2/28/11, market value $2,857,140)	13,462,000	13,462,000
With UBS Warburg 5.11% 4/2/07
(dated 3/30/07, to be repurchased
at $13,467,733, collateralized
by $13,773,000 U.S. Treasury
Bills due 4/19/07, market value
$13,740,450)	13,462,000	13,462,000
Total Repurchase Agreements
(cost $45,591,000)		45,591,000

Total Value of Securities – 99.59%
(cost $684,494,813)		785,780,506
Receivables and Other Assets
Net of Liabilities – 0.41%		3,226,172
Net Assets Applicable to 65,729,217
Shares Outstanding – 100.00%		$789,006,678

(continues)     61

Statements of net assets

Optimum Large Cap Growth Fund

Net Asset Value – Optimum Large Cap Growth Fund
Class A ($56,087,991 / 4,681,610 Shares)	$11.98
Net Asset Value – Optimum Large Cap Growth Fund
Class B ($10,819,191 / 924,834 Shares)	$11.70
Net Asset Value – Optimum Large Cap Growth Fund
Class C ($203,590,651 / 17,407,070 Shares)	$11.70
Net Asset Value – Optimum Large Cap Growth Fund
Institutional Class
($518,508,845 / 42,715,703 Shares)	$12.14

Components of Net Assets at March 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$684,630,354
Accumulated net investment loss	(14,801)
Accumulated net realized gain on investments	3,103,270
Net unrealized appreciation of investments
and foreign currencies	101,287,855
Total net assets	$789,006,678

†Non-income producing security for the year ended March 31, 2007.

Summary of Abbreviations:
ADR – American Depositary Receipts
EUR – European Monetary Unit
GDR – Global Depositary Receipts
USD – United States Dollar

The following foreign currency exchange contract was outstanding at March 31, 2007:

Foreign Currency Exchange Contract[1]
		In
Contract to		Exchange		Settlement	Unrealized
Receive		For		Date	Depreciation
EUR	173,803	USD	(232,403)	4/4/07	$(198)
					$(198)

1 See Note 7 in “Notes to Financial Statements.”

Net Asset Value and Offering Price per Share –
Optimum Large Cap Growth Fund
Net asset value Class A (A)	$11.98
Sales charge (5.75% of offering price) (B)	0.73
Offering price	$12.71

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes

> Optimum Large Cap Value Fund

March 31, 2007

	Number of	Value
	Shares	(U.S. $)
Common Stock – 96.10% ²
Consumer Discretionary – 7.88%
Clear Channel Communications	163,890	$ 5,742,706
†Comcast Class A	193,200	5,013,540
Disney (Walt)	54,900	1,890,207
Federated Department Stores	217,910	9,816,845
General Motors	163,400	5,006,576
†Hanesbrands	76,878	2,259,444
Hasbro	7,960	227,815
Idearc	3,708	130,151
Johnson Controls	21,230	2,008,783
Mattel	145,300	4,005,921
New York Times Class A	41,320	971,433
NIKE Class B	50,900	5,408,634
Regal Entertainment Group Class A	354,900	7,051,863
Royal Caribbean Cruises	29,270	1,234,023
Sherwin-Williams	28,830	1,903,933
Sony ADR	73,700	3,721,113
†Toll Brothers	42,060	1,151,603
†Viacom Class B	75,780	3,115,316
WPP Group (United Kingdom)	128,070	1,940,574
		62,600,480
Consumer Staples – 8.98%
†Altria Group	183,370	16,104,302
Altria Group When Issued	12,300	810,324
Avon Products	214,400	7,988,544
CVS	102,992	3,516,140
Diageo (United Kingdom)	220,876	4,472,557
Kellogg	81,430	4,187,945
Kimberly-Clark	112,450	7,701,701
Kraft Foods Class A	362,350	11,472,001
Nestle (Switzerland)	10,266	3,998,012
PepsiCo	48,430	3,078,211
Sara Lee	420,800	7,119,936
Tyson Foods Class A	43,720	848,605
		71,298,278
Energy – 8.09%
Apache	42,050	2,972,935
Chevron	153,092	11,322,684
ConocoPhillips	221,330	15,127,905
Devon Energy	62,880	4,352,554
EOG Resources	37,390	2,667,403
Exxon Mobil	133,380	10,063,521
Hess	91,070	5,051,653
Noble	19,280	1,516,950
Royal Dutch Shell ADR	28,390	1,882,257
Total ADR	133,110	9,288,416
		64,246,278
Financials – 26.32%
AFLAC	35,610	1,675,807
Allstate	216,210	12,985,572
American Express	71,970	4,059,108
American International Group	83,500	5,612,870
Bank of America	294,003	15,000,032
Bank of New York	149,610	6,066,686
Capital One Financial	58,600	4,421,956
CapitalSource	260,300	6,541,339
Chubb	157,030	8,113,740
Citigroup	472,920	24,279,712
Crescent Real Estate	192,400	3,859,544
Fannie Mae	332,670	18,157,128
Franklin Resources	22,400	2,706,592
Freddie Mac	34,400	2,046,456
Genworth Financial	122,050	4,264,427
Goldman Sachs Group	48,700	10,062,881
Hartford Financial Services Group	45,810	4,378,520
JPMorgan Chase	237,207	11,476,075
Lehman Brothers Holdings	40,900	2,865,863
Mellon Financial	85,610	3,693,215
Merrill Lynch	143,790	11,743,329
MetLife	197,830	12,492,965
New York Community Bancorp	258,300	4,543,497
PNC Financial Services Group	70,180	5,050,855
SunTrust Banks	91,940	7,634,698
Travelers	163,313	8,454,714
UBS (Switzerland)	115,238	6,846,761
		209,034,342
Health Care – 8.60%
Abbott Laboratories	28,970	1,616,526
Aetna	120,800	5,289,832
Johnson & Johnson	172,550	10,397,863
Lilly (Eli)	66,400	3,566,344
Merck	98,180	4,336,611
Pfizer	369,400	9,331,044
Schering-Plough	186,600	4,760,166
†Tenet Healthcare	707,930	4,551,990
UnitedHealth Group	38,230	2,025,043
†Watson Pharmaceuticals	173,600	4,588,248
†WellPoint	54,630	4,430,493
Wyeth	267,430	13,379,523
		68,273,683
Industrials – 11.46%
Burlington Northern Santa Fe	57,450	4,620,704
Con-way	52,900	2,636,536
Cooper Industries Class A	11,400	512,886
CSX	197,800	7,921,890
Deere	57,235	6,218,010
Eaton	10,390	868,188
General Electric	224,590	7,941,502
Grainger (W.W.)	40,160	3,101,958
Honeywell International	101,500	4,675,090
Lockheed Martin	155,280	15,065,266
Masco	238,760	6,542,024
Nalco Holding	24,150	577,185
Norfolk Southern	37,780	1,911,668
Northrop Grumman	118,880	8,823,274
Rockwell Automation	45,740	2,738,454
Union Pacific	56,500	5,737,575
United Technologies	94,370	6,134,050
Waste Management	143,900	4,951,599
		90,977,859

(continues)     63

Statements of net assets

Optimum Large Cap Value Fund

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
Information Technology – 5.80%
Accenture Class A	116,190	$ 4,477,963
†Cisco Systems	58,550	1,494,782
Electronic Data Systems	164,500	4,553,360
Hewlett-Packard	241,680	9,701,035
Intel	609,150	11,653,039
International Business Machines	85,400	8,049,804
†Oracle	338,310	6,133,560
		46,063,543
Materials – 6.24%
Air Products & Chemicals	39,340	2,906,833
Bowater	8,530	203,185
Dow Chemical	55,530	2,546,606
duPont (E.I.) deNemours	152,800	7,552,904
International Paper	39,530	1,438,892
Lyondell Chemical	139,200	4,171,824
MeadWestvaco	236,400	7,290,576
Packaging Corp. of America	384,400	9,379,359
PPG Industries	79,560	5,593,864
Praxair	47,490	2,989,970
†Smurfit-Stone Container	60,140	677,176
Syngenta (Switzerland)	24,980	4,779,337
		49,530,526
Telecommunications – 9.19%
Alcatel-Lucent ADR	660,432	7,806,306
ALLTEL	90,900	5,635,800
AT&T	362,450	14,291,404
BCE	354,685	10,030,492
Embarq	38,406	2,164,178
Nokia ADR	384,600	8,815,032
†Qwest Communications
International	517,000	4,647,830
Sprint Nextel	225,360	4,272,826
TELUS (Canada)	13,310	664,232
Verizon Communications	120,820	4,581,494
Vodafone Group (United Kingdom)	1,307,017	3,485,078
Windstream	448,000	6,581,120
		72,975,792
Utilities – 3.54%
American Electric Power	198,930	9,697,838
Dominion Resources	77,750	6,901,868
Entergy	28,770	3,018,548
FPL Group	70,670	4,322,884
PPL	25,990	1,062,991
Public Service Enterprise Group	11,880	986,515
TXU	33,310	2,135,171
		28,125,815
Total Common Stock
(cost $660,811,381)		763,126,596

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Repurchase Agreements – 4.20%
With BNP Paribas 5.10% 4/2/07
(dated 3/30/07, to be repurchased
at $13,660,803, collateralized by
$7,587,000 U.S. Treasury Notes
2.625% due 5/15/08, market
value $7,477,514, $4,458,000
U.S. Treasury Notes 3.375% due
12/15/08, market value
$4,409,045 and $2,097,000 U.S.
Treasury Notes 3.50% due 8/15/09,
market value $2,055,882)	$13,655,000	$ 13,655,000
With Cantor Fitzgerald 5.11% 4/2/07
(dated 3/30/07, to be repurchased
at $9,852,194, collateralized by
$8,057,000 U.S. Treasury Bills due
6/28/07, market value $7,961,627
and $2,083,000 U.S. Treasury
Notes 4.50% due 2/28/11, market
value $2,090,072)	9,848,000	9,848,000
With UBS Warburg 5.11% 4/2/07
(dated 3/30/07, to be repurchased
at $9,852,194, collateralized
by $10,075,000 U.S. Treasury
Bills due 4/19/07, market value
$10,051,496)	9,848,000	9,848,000
Total Repurchase Agreements
(cost $33,351,000)		33,351,000

	Number of
	Shares
Securities Sold Short – (0.13%)
Common Stock – (0.13%)
Consumer Staples – (0.13%)
Kraft Foods When Issued	(32,600)	(1,033,746)
Total Securities Sold Short
(proceeds $1,028,141)		(1,033,746)

Total Value of Securities – 100.17%
(cost $693,134,240)		795,443,850
Liabilities Net of Receivables and
Other Assets – (0.17%)		(1,352,383)
Net Assets Applicable to 62,459,022
Shares Outstanding – 100.00%		$794,091,467

Net Asset Value – Optimum Large Cap Value Fund
Class A ($58,160,896 / 4,569,231 Shares)		$12.73
Net Asset Value – Optimum Large Cap Value Fund
Class B ($11,403,136 / 902,244 Shares)		$12.64
Net Asset Value – Optimum Large Cap Value Fund
Class C ($216,527,492 / 17,138,070 Shares)		$12.63
Net Asset Value – Optimum Large Cap Value Fund
Institutional Class ($507,999,943 / 39,849,477 Shares)		$12.75

Components of Net Assets at March 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$677,279,837
Undistributed investment income	2,307,931
Accumulated net realized gain on investments	12,190,930
Net unrealized appreciation of investments
and foreign currencies	102,312,769
Total net assets	$794,091,467

†	Non-income producing security for the year ended March 31, 2007.

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

ADR – American Depositary Receipts

Net Asset Value and Offering Price per Share –
Optimum Large Cap Value Fund
Net asset value Class A (A)	$12.73
Sales charge (5.75% of offering price) (B)	0.78
Offering price	$13.51

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes

Statements of net assets

> Optimum Small Cap Growth Fund

March 31, 2007

	Number of
	Shares	Value
Common Stock – 97.56%²
Basic Industry/Capital Goods – 15.73%
†Allis-Chalmers Energy	18,900	$ 297,675
AMETEK	37,500	1,295,250
†Atwood Oceanics	29,500	1,731,355
Belden CDT	8,000	428,720
†Brush Engineered Materials	14,500	702,815
†Ceradyne	14,191	776,815
Donaldson	29,000	1,046,900
Dynamic Materials	14,600	477,712
Florida Rock Industries	7,500	504,675
†Genlyte Group	25,000	1,763,750
†Kadant	22,300	565,528
Kaydon	10,000	425,600
†Ladish	20,400	767,856
†Littelfuse	10,000	406,000
†Mettler-Toledo International	20,000	1,791,400
Mine Safety Appliances	8,000	336,480
Nordson	31,000	1,440,260
Pentair	33,400	1,040,744
†Quanta Services	50,000	1,261,000
†Rogers	4,700	208,445
Scotts Miracle-Gro	35,800	1,576,274
Toro	16,200	830,088
†TurboChef Technologies	15,732	239,441
†Waste Connections	40,950	1,226,043
†Zoltek	23,000	803,390
		21,944,216
Business Services – 10.34%
Administaff	20,000	704,000
†Answerthink	42,800	139,956
†aQuantive	38,070	1,062,534
†Ceridian	50,000	1,742,000
†Concur Technologies	87,800	1,532,988
†CRA International	9,588	500,302
†Discovery Holding	90,000	1,721,700
†ExlService Holdings	22,800	470,364
†Gemstar-TV Guide International	340,000	1,424,600
†Kenexa	24,700	768,911
†Labor Ready	20,000	379,800
†Navigant Consulting	29,500	582,920
†SkillSoft ADR	75,000	627,000
†Universal Technical Institute	30,000	692,400
†ValueClick	79,315	2,072,500
		14,421,975
Consumer Durables – 3.42%
†Cavco Industries	37,000	1,293,150
†Champion Enterprises	168,400	1,481,920
†Desarrolladora Homex ADR	12,358	716,146
†Jarden	13,000	497,900
Thor Industries	20,000	787,800
		4,776,916
Consumer Non-Durables – 9.85%
Abercrombie & Fitch Class A	22,200	1,680,095
†Carter’s	49,000	1,241,660
†Central European Districtribution	30,850	898,044
†Chico’s FAS	40,000	977,200
Christopher & Banks	16,000	311,520
†Citi Trends	20,100	859,074
†Heelys	28,900	847,926
†Iconix Brand Group	33,200	677,280
†J. Crew Group	29,050	1,166,939
Oxford Industries	31,000	1,532,640
Pool	25,000	895,000
†SunOpta	22,400	266,560
†True Religion Apparel	60,000	974,400
†Volcom	18,700	642,532
†Zumiez	19,400	778,328
		13,749,198
Consumer Services – 5.70%
Central Parking	34,100	756,338
Ctrip.com International ADR	5,334	357,298
†Entravision Communications	120,000	1,120,800
†HealthExtras	29,500	849,010
International Speedway Class A	15,500	801,350
†inVentiv Health	13,869	531,044
†ITT Educational Services	10,000	814,900
†Lions Gate Entertainment	85,000	970,700
†Salem Communications Holding
Class A	45,000	562,500
†Sonic	13,500	300,780
†Spanish Broadcasting Systems
Class A	36,400	145,600
Speedway Motorsports	6,800	263,500
†Travelzoo	13,000	478,010
		7,951,830
Energy – 3.40%
†ATP Oil & Gas	12,989	488,386
†Canadian Solar	5,800	56,550
†Carrizo Oil & Gas	24,287	849,073
†Dril-Quip	12,400	536,672
†FMC Technologies	21,000	1,464,960
†GMX Resources	7,800	239,694
†Hercules Offshore	17,400	456,924
†Quicksilver Resources	11,400	453,378
†Tesco	7,600	201,780
		4,747,417
Financials – 2.37%
†AmeriCredit	19,500	445,770
†Eastern Insurance Holdings	20,800	311,584
†eHealth	11,000	259,050
HCC Insurance Holdings	28,050	863,940
†Markel	500	242,415
†Pinnacle Financial Partners	8,600	262,386
TCF Financial	8,400	221,424
†TradeStation Group	41,300	519,967
†World Acceptance	4,500	179,775
		3,306,311
Health Care – 11.49%
†Abaxis	15,500	377,735
†Accuray	3,300	73,392
†Allscripts Healthcare Solutions	36,791	986,367
†Barrier Therapeutics	25,000	172,500

	Number of
	Shares	Value
Common Stock (continued)
Health Care (continued)
†BioMarin Pharmaceuticals	20,000	$ 345,200
†deCODE genetics	50,000	182,500
†Edwards Lifesciences	6,000	304,200
†HealthSpring	33,800	795,990
†Healthways	10,672	498,916
†IsoRay	140,000	553,000
†Kyphon	22,719	1,025,536
†La Jolla Pharmaceutical	25,000	151,250
LCA-Vision	23,000	947,370
†LHC Group	20,600	668,058
†LifeCell	9,500	237,215
†Lincare Holdings	16,000	586,400
†Medicines	12,000	300,960
Medicis Pharmaceutical Class A	15,000	462,300
†@#Medicure Restricted PIPE	370,070	418,179
†MGI Pharma	8,000	179,760
†Myriad Genetics	6,000	206,760
†Natus Medical	27,100	481,567
†Nektar Therapeutics	15,000	195,900
†Neurogen	3,500	22,750
†NightHawk Radiology Holdings	29,300	532,967
†Nuvelo	220,000	809,600
†Palomar Medical Technologies	10,185	406,891
†PDL BioPharma	70,000	1,518,999
†QLT	35,000	274,050
†Salix Pharmaceuticals	41,168	518,717
†Sciele Pharma	25,445	602,538
†United Surgical Partners International	25,000	770,250
†Vital Images	12,900	429,054
		16,036,871
Real Estate – 1.21%
DiamondRock Hospitality	47,000	893,000
Kite Realty Group Trust	40,000	798,000
		1,691,000
Technology – 32.54%
†Acme Packet	52,747	779,601
†Agile Software	60,000	417,000
†American Tower Class A	44,400	1,729,380
†AMIS Holdings	81,000	886,950
Amphenol Class A	10,000	645,700
†Atheros Communications	46,000	1,100,780
†Avid Technology	50,000	1,744,000
†BigBand Networks	20,500	369,205
†CNET Networks	90,000	783,900
†Crown Castle International	18,400	591,192
CTS	26,000	359,320
Daktronics	23,300	639,352
†DealerTrack Holdings	28,900	887,808
†DivX	30,200	605,208
†Dobson Communications Class A	92,000	790,280
†Entegris	70,000	749,000
†ESCO Technologies	40,200	1,801,764
†FalconStor Software	58,700	611,654
†FEI	19,300	695,958
†FLIR Systems	55,000	1,961,850
†Focus Media Holding ADR	23,988	1,882,098
†Gmarket ADR	31,000	538,470
†Innerworkings	56,000	660,800
†Integrated Device Technology	92,000	1,418,640
†Interactive Intelligence	14,300	217,932
†IPG Photonics	19,300	370,560
†Knot	22,400	482,272
†Kronos	25,000	1,337,500
†Liquidity Services	29,200	494,648
†Microsemi	30,000	624,300
†Nice Systems ADR	33,700	1,146,474
†Novatel Wireless	41,900	672,076
†Novell	140,400	1,013,688
†Occam Networks	10,700	119,519
†Omrix Biopharmaceuticals	26,728	1,022,881
†Oplink Communications	45,400	815,838
†Opsware	56,900	412,525
†Optium	28,200	547,362
†Parametric Technology	30,000	572,700
†Polycom	30,000	999,900
†RightNow Technologies	9,634	157,805
†Sierra Wireless	55,700	873,933
†Sigma Designs	25,500	669,630
†Smith Micro Software	34,800	648,324
†Sourcefire	18,800	331,444
†STEC	59,600	419,584
†Supertex	45,000	1,494,450
†Symmetricom	25,000	207,500
†Synchronoss Technologies	10,100	175,740
†Systems Xcellence	15,325	288,723
†Tellabs	120,000	1,188,000
†Tessera Technologies	30,163	1,198,678
†Time Warner Telecommunication
Class A	103,000	2,139,310
†Trident Microsystems	55,400	1,111,324
†Vasco Data Security International	55,800	997,146
		45,401,676
Transportation – 0.73%
Heartland Express	64,000	1,016,320
		1,016,320
Utilities – 0.78%
Atlantic Tele-Network	7,900	206,427
Northeast Utilities	27,000	884,790
		1,091,217
Total Common Stock
(cost $113,628,159)		136,134,947

(continues)     67

Statements of net assets

Optimum Small Cap Growth Fund

	Number of
	Shares	Value
Warrants – 0.00%
†=Isoray, expiration date 3/22/11,	28,000	$0
strike price $5.00
†=@#Medicure Restricted PIPE,
expiration date 12/1/11,
strike price $1.70	74,014	0
Total Warrants (cost $0)		0

	Principal
	Amount
Repurchase Agreements – 2.56%
With BNP Paribas 5.10%
4/2/07 (dated 3/30/07, to be
repurchased at $1,460,620,
collateralized by $811,000
U.S. Treasury Notes 2.625%
due 5/15/08, market value
$799,521, $477,000 U.S.
Treasury Notes 3.375%
due 12/15/08, market value
$471,430 and $224,000
U.S. Treasury Notes 3.50%
due 8/15/09, market value
$219,822)	$1,460,000	1,460,000
With Cantor Fitzgerald 5.11%
4/2/07 (dated 3/30/07, to be
repurchased at $1,053,448,
collateralized by $862,000
U.S. Treasury Bills due 6/28/07,
market value $851,284 and
$223,000 U.S. Treasury Notes
4.50% due 2/28/11, market
value $223,478)	1,053,000	1,053,000
With UBS Warburg 5.11%
4/2/07 (dated 3/30/07, to be
repurchased at $1,053,448,
collateralized by $1,077,000
U.S. Treasury Bills due 4/19/07,
market value $1,074,739)	1,053,000	1,053,000
Total Repurchase Agreements
(cost $3,566,000)		3,566,000

Total Value of Securities – 100.12%
(cost $117,194,159)		139,700,947
Liabilities Net of Receivables and
Other Assets – (0.12%)		(168,402)
Net Assets Applicable to 9,911,882
Shares Outstanding – 100.00%		$139,532,545

Net Asset Value – Optimum Small Cap Growth Fund
Class A ($12,088,114 / 859,145 Shares)		$14.07
Net Asset Value – Optimum Small Cap Growth Fund
Class B ($2,186,551 / 159,065 Shares)		$13.75
Net Asset Value – Optimum Small Cap Growth Fund
Class C ($40,323,491 / 2,933,345 Shares)		$13.75
Net Asset Value – Optimum Small Cap Growth Fund
Institutional Class ($84,934,389 / 5,960,327 Shares)		$14.25
Components of Net Assets at March 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$114,685,545
Accumulated net realized gain on investments	2,340,212
Net unrealized appreciation of investments	22,506,788
Total net assets	$139,532,545

†	Non-income producing security for the year ended March 31, 2007.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2007, the aggregate amount of fair valued securities equaled $0, which represented 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

#	Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At March 31, 2007, the aggregate amount of the restricted securities equaled $418,179 or 0.30% of the Fund’s net assets. See Note 11 in “Notes to Financial Statements.”

@	Illiquid security. At March 31, 2007, the aggregate amount of illiquid securities equaled $418,179, which represented 0.30% of the Fund’s net assets. See Note 11 in “Notes to Financial Statements.”

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Summary of Abbreviations: ADR – American Depositary Receipt PIPE – Private Investment in Public Equity

Net Asset Value and Offering Price per Share –
Optimum Small Cap Growth Fund
Net asset value Class A (A)	$14.07
Sales charge (5.75% of offering price) (B)	0.86
Offering price	$14.93

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes

> Optimum Small Cap Value Fund

March 31, 2007

	Number of
	Shares	Value
Common Stock – 91.50%
Basic Industry – 17.16%
Agrium	36,900	$ 1,414,377
Albany International	65,000	2,336,099
AMETEK	10,500	362,670
Ashland	23,000	1,508,800
Brady Class A	28,000	873,600
Chemtura	53,000	579,290
Crane	37,000	1,495,540
Cytec Industries	30,000	1,687,200
Eastman Chemical	10,000	633,300
FMC	18,500	1,395,455
†Hercules	103,040	2,013,402
†Kapstone Paper and Packaging	170,000	1,122,000
Lubrizol	11,600	597,748
†Lydall	43,000	683,270
†Material Sciences	47,000	469,060
Novelis	10,500	463,155
†Pioneer Companies	27,000	746,280
Quanex	17,000	719,950
Sensient Technologies	19,175	494,332
St. Joe	7,000	366,170
†Trex	49,000	1,054,970
Tronox Class A	27,900	401,760
Tronox Class B	38,500	538,230
		21,956,658
Business Services – 8.22%
Bowne & Company	30,500	479,765
Courier	9,683	378,315
Ennis	20,190	540,284
IKON Office Solutions	108,500	1,559,145
Kelly Services	64,600	2,080,120
†Live Nation	26,900	593,414
Nautilus	25,250	389,608
†PHH	36,100	1,103,216
†R.H. Donnelley	8,200	581,298
†Spherion	119,000	1,049,580
†Valassis Communications	103,000	1,770,570
		10,525,315
Capital Spending – 5.95%
Acuity Brands	16,000	871,040
Commercial Metals	20,000	627,000
†Flowserve	28,200	1,612,758
Franklin Electric	3,500	162,750
Hardinge	3,958	103,541
Kennametal	38,000	2,569,180
†Miller Industries	4,100	89,421
†NaviStar International	25,000	1,143,750
Wabash National	28,200	434,844
		7,614,284
Conglomerates – 0.65%
Honeywell International	18,000	829,080
		829,080
Consumer Cyclical – 8.04%
Beazer Homes USA	30,100	873,803
†Comstock Homebuilding Class A	18,800	76,140
Furniture Brands International	140,100	2,210,778
Hooker Furniture	23,952	480,238
La-Z-Boy	31,185	386,070
MDC Holdings	48,800	2,345,816
†Meritage Homes	7,800	250,536
Newell Rubbermaid	22,000	683,980
Stanley Works	27,500	1,522,400
†WCI Communities	68,500	1,461,790
		10,291,551
Consumer Services – 10.57%
†Avis Budget Group	29,860	815,775
†BJ’s Wholesale Club	31,900	1,079,177
Delta Apparel	37,000	643,800
†Eddie Bauer Holdings	28,400	322,908
Foot Locker	70,000	1,648,500
IHOP	8,020	470,373
Kenneth Cole Productions Class A	16,690	428,432
Monaco Coach	30,495	485,785
Oakley	8,850	178,239
†Pathmark Stores	55,200	706,560
†Rent-A-Center	33,400	934,532
†Rush Enterprises Class A	33,000	633,930
†Russ Berrie & Company	12,800	180,480
†Sturm Ruger	1,000	13,450
†Sunterra	50,600	794,420
†Warnaco Group	81,900	2,325,961
Westwood One	228,300	1,568,421
†Winn-Dixie Stores	17,000	300,050
		13,530,793
Consumer Staples – 0.30%
Chiquita Brands International	27,875	390,808
		390,808
Energy – 5.52%
†Callon Petroleum	26,700	362,319
CARBO Ceramics	13,700	637,735
†Forest Oil	6,000	200,220
Foundation Coal Holdings	35,700	1,225,938
Gulf Island Fabrication	16,860	450,836
†Input/Output	45,105	621,547
†Mariner Energy	4,855	92,876
Southern Union	75,954	2,308,242
†Southwestern Energy	11,920	488,482
†Weatherford International	15,000	676,500
		7,064,695
Financial Services – 4.60%
American Equity Investment Life Holding	32,820	430,927
CFS Bancorp	7,095	106,354
†Conseco	21,100	365,030
†Employers Holdings	24,600	492,492
†FPIC Insurance Group	10,960	489,583
Hanover Insurance Group	36,000	1,660,319
†KMG America	44,600	206,498
†LaBranche & Company	44,360	361,978
Old National Bancorp	21,150	384,507
†PMA Capital Class A	28,700	269,493
†Quanta Capital Holdings	42,900	89,661
†United America Indemnity Class A	44,264	1,026,925
		5,883,767

(continues)     69

Statements of net assets

Optimum Small Cap Value Fund

	Number of
	Shares	Value
Common Stock (continued)
Health Care – 2.12%
†Kinetic Concepts	17,000	$ 860,881
†LifePoint Hospitals	12,620	482,336
†Microtek Medical Holdings	113,565	540,569
†RehabCare Group	10,675	169,412
STERIS	25,000	664,000
		2,717,198
Real Estate – 6.01%
Brookfield Homes	12,824	411,650
†California Coastal Communities	12,900	261,741
Capital Lease Funding	92,600	991,746
Eagle Hospitality Properties Trust	33,100	369,065
Equity Inns	19,370	317,281
Fieldstone Investment	45,600	139,992
Government Properties Trust	4,600	49,220
Lexington Realty Trust	30,000	633,900
†Lodgian	115,500	1,543,080
MI Developments Class A	71,000	2,654,690
Thomas Properties Group	20,400	316,608
		7,688,973
Technology – 17.34%
†Agile Software	40,000	278,000
Agilysys	25,255	567,480
†Axcelis Technologies	97,000	741,080
†BearingPoint	65,100	498,666
†Checkpoint Systems	42,000	993,720
†CIBER	68,725	540,866
Cohu	22,910	430,708
†Ducommun	17,070	439,211
EDO	19,500	510,900
†Esterline Technologies	42,000	1,724,940
†Fairchild Semiconductor	35,000	585,200
International Imation	20,000	807,600
†Intermec	27,000	603,180
†International Rectifier	35,000	1,337,350
†Keane	50,000	679,000
†LeCroy	60,000	501,000
†Neoware	36,480	367,354
†Novell	99,400	717,668
†Paxar	42,000	1,205,400
†Plexus	36,000	617,400
†Radyne	62,000	565,440
†Solectron	185,000	582,750
†Thermo Fisher Scientific	52,000	2,430,999
†Tollgrade Communications	45,865	576,064
†Unisys	70,700	596,001
United Online	21,135	296,524
†Vishay Intertechnology	109,000	1,523,820
†Zebra Technologies Class A	38,000	1,467,180
		22,185,501
Transportation – 4.39%
Alexander & Baldwin	25,000	1,261,000
Con-way	28,400	1,415,456
Overseas Shipholding Group	7,000	438,200
SkyWest	17,560	471,135
†YRC Worldwide	50,500	2,031,110
		5,616,901
Utilities – 0.63%
Great Plains Energy	24,700	801,515
		801,515
Total Common Stock
(cost $103,107,370)		117,097,039
	Principal
	Amount
Repurchase Agreements – 8.51%
With BNP Paribas 5.10% 4/2/07
(dated 3/30/07, to be repurchased
at $4,460,895, collateralized by
$2,477,000 U.S. Treasury Notes
2.625% due 5/15/08, market
value $2,441,610, $1,456,000
U.S. Treasury Notes 3.375%
due 12/15/08, market value
$1,439,672 and $685,000
U.S. Treasury Notes 3.50% due
8/15/09, market value $671,301)	$4,459,000	4,459,000
With Cantor Fitzgerald 5.11% 4/2/07
(dated 3/30/07, to be repurchased
at $3,216,369, collateralized by
$2,631,000 U.S. Treasury Bills due
6/28/07, market value $2,599,686
and $680,000 U.S. Treasury Notes
4.50% due 2/28/11, market value
$682,465)	3,215,000	3,215,000
With UBS Warburg 5.11% 4/2/07
(dated 3/30/07, to be repurchased
at $3,217,369, collateralized
by $3,290,000 U.S. Treasury
Bills due 4/19/07, market value
$3,282,084)	3,216,000	3,216,000
Total Repurchase Agreements
(cost $10,890,000)		10,890,000

Total Value of Securities – 100.01%
(cost $113,997,370)		127,987,039
Liabilities Net of Receivables and
Other Assets – (0.01%)		(18,286)
Net Assets Applicable to 9,466,198
Shares Outstanding – 100.00%		$127,968,753

Net Asset Value – Optimum Small Cap Value Fund
Class A ($12,720,462 / 939,673 Shares)		$13.54
Net Asset Value – Optimum Small Cap Value Fund
Class B ($2,239,176 / 169,722 Shares)		$13.19
Net Asset Value – Optimum Small Cap Value Fund
Class C ($41,621,851 / 3,155,424 Shares)		$13.19
Net Asset Value – Optimum Small Cap Value Fund
Institutional Class ($71,387,264 / 5,201,379 Shares)		$13.72

Components of Net Assets at March 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$111,195,246
Accumulated net realized gain on investments	2,783,838
Net unrealized appreciation of investments	13,989,669
Total net assets	$127,968,753

†	Non-income producing security for the year ended March 31, 2007.

Net Asset Value and Offering Price per Share –
Optimum Small Cap Value Fund
Net asset value Class A (A)	$13.54
Sales charge (5.75% of offering price) (B)	0.83
Offering price	$14.37

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $75,000 or more.

See accompanying notes

Statements of assets and liabilities

>  Optimum Fund Trust

March 31, 2007

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small Cap	Small Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Assets:
Investments at market	$777,935,438	$275,846,430	$785,780,506	$796,477,596	$139,700,947	$127,987,039
Cash	2,440,115	681,599	249,799	300,936	16,173	13,678
Foreign currencies	1,972,877	2,314,985	34	26	—	—
Subscriptions receivable	2,243,027	615,456	2,127,968	2,043,369	343,055	273,717
Receivables for securities sold	16,064,845	400,672	3,396,323	4,991,755	135,739	561,837
Foreign currency contracts, at value	4,589	—	—	—	—	—
Dividends receivable	—	1,292,430	611,085	1,912,324	25,296	84,896
Interest receivable	7,574,123	1,429	12,932	9,460	1,011	3,089
Credit default swap contracts, at value[1]	2,062,357	—	—	—	—	—
Total return swap contract, at value	13,263	—	—	—	—	—
Total assets	810,310,634	281,153,001	792,178,647	805,735,466	140,222,221	128,924,256

Liabilities:
Payables for securities purchased	59,089,452	3,904,283	1,549,863	9,055,326	293,620	607,515
Securities sold short at market	—	—	—	1,033,746	—	—
Liquidations payable	453,850	133,144	335,973	351,701	81,486	69,098
Accrued protection payments on credit
default swaps	7,849	—	—	—	—	—
Foreign currency contracts, at value	189,089	52,642	198	—	—	—
Distributions payable	86,420	—	—	—	—	—
Due to manager and affiliates	767,468	416,238	1,054,517	987,244	211,634	180,254
Variation margin payable on
futures contracts	40,703	—	—	—	—	—
Other accrued expenses	226,666	198,950	231,418	215,982	102,936	98,636
Total liabilities	60,861,497	4,705,257	3,171,969	11,643,999	689,676	955,503

Total Net Assets	$749,449,137	$276,447,744	$789,006,678	$794,091,467	$139,532,545	$127,968,753

Investments at cost	$772,033,617	$214,709,945	$684,494,813	$694,162,381	$117,194,159	$113,997,370
Proceeds for securities sold short	$—	$—	$—	$(1,028,141)	$—	$—
Foreign currencies at cost	$1,939,825	$2,305,200	$33	$26	$—	$—

[1]Includes up front payments of $420,016
See Note 10 in “Notes to Financial Statements.”

See accompanying notes

Statements of operations

> Optimum Fund Trust

Year Ended March 31, 2007

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small Cap	Small Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment Income:
Dividends	$44,356	$6,662,064	$7,184,169	$16,067,589	$641,188	$1,326,940
Interest	36,556,131	230,716	1,498,158	1,279,814	343,130	481,286
Foreign tax withheld	(1,599)	(541,675)	(150,717)	(121,033)	—	(6,968)
	36,598,888	6,351,105	8,531,610	17,226,370	984,318	1,801,258

Expenses:
Management fees	3,895,800	1,863,431	5,087,458	4,772,852	1,346,139	1,169,780
Distribution expenses – Class A	184,587	79,062	177,603	181,266	40,383	43,986
Distribution expenses – Class B	93,519	47,768	102,642	106,796	21,346	21,822
Distribution expenses – Class C	2,073,016	812,457	1,831,781	1,918,072	371,744	386,625
Administration expenses	2,236,091	810,353	2,326,273	2,292,486	425,824	393,034
Dividend disbursing and transfer agent fees
and expenses	1,210,806	623,653	1,289,801	1,278,632	463,650	442,237
Accounting fees	255,657	93,957	266,063	263,340	51,806	51,000
Professional fees	106,431	51,301	91,285	92,236	35,075	39,250
Trustees’ fees	91,293	32,899	94,937	94,111	17,414	15,995
Reports and statements to shareholders	75,176	42,694	85,504	159,603	15,231	21,884
Custodian fees	65,665	127,488	49,944	23,498	3,674	29,869
Registration fees	55,686	41,408	91,213	56,789	38,207	37,696
Insurance fees	34,930	13,736	37,598	38,717	6,472	5,841
Pricing fees	33,437	16,864	2,584	1,740	1,306	1,007
Other	11,108	10,363	13,685	21,226	7,208	6,013
	10,423,202	4,667,434	11,548,371	11,301,364	2,845,479	2,666,039
Less expenses absorbed or waived	(2,324,931)	—	(538,301)	(1,209,252)	(453,459)	(630,080)
Less expense paid indirectly	(4,357)	—	—	(2,212)	(941)	(802)
Total operating expenses	8,093,914	4,667,434	11,010,070	10,089,900	2,391,079	2,035,157
Net Investment Income (Loss)	28,504,974	1,683,671	(2,478,460)	7,136,470	(1,406,761)	(233,899)

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	2,163,675	12,272,862	10,356,815	19,187,927	3,981,078	7,538,279
Futures contracts	916,486	—	—	—	—	—
Swap contracts	223,456	—	—	—	—	—
Options written	1,872	—	—	—	—	—
Foreign currencies	(1,350,416)	(403,136)	(55,870)	4,857	—	—
Net realized gain	1,955,073	11,869,726	10,300,945	19,192,784	3,981,078	7,538,279
Net change in unrealized
appreciation/depreciation of
investments and foreign currencies	17,524,578	31,831,482	32,819,559	69,803,059	(1,417,523)	(108,109)

Net Realized and Unrealized Gain
on Investments and Foreign Currencies	19,479,651	43,701,208	43,120,504	88,995,843	2,563,555	7,430,170

Net Increase in Net Assets Resulting
from Operations	$47,984,625	$45,384,879	$40,642,044	$96,132,313	$1,156,794	$7,196,271

See accompanying notes

Statements of changes in net assets

> Optimum Fund Trust

	Optimum Fixed Income Fund		Optimum International Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	3/31/07	3/31/06	3/31/07	3/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$28,504,974	$15,847,356	$1,683,671	$1,971,007
Net realized gain (loss) on investments and foreign currencies	1,955,073	(3,892,503)	11,869,726	9,628,788
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	17,524,578	(8,491,476)	31,831,482	21,688,222
Net increase in net assets resulting from operations	47,984,625	3,463,377	45,384,879	33,288,017
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,067,179)	(1,274,163)	(266,622)	(100,399)
Class B	(293,462)	(200,881)	(35,681)	(5,304)
Class C	(6,775,928)	(3,770,221)	(579,343)	(76,640)
Institutional Class	(16,228,518)	(8,427,841)	(1,804,993)	(665,959)

Net realized gain on investments:
Class A	—	(58,447)	(915,224)	(969,277)
Class B	—	(13,649)	(192,358)	(244,303)
Class C	—	(226,703)	(3,349,247)	(3,422,034)
Institutional Class	—	(303,646)	(4,949,128)	(4,392,786)
	(25,365,087)	(14,275,551)	(12,092,596)	(9,876,702)
Capital Share Transactions:
Proceeds from shares sold:
Class A	16,393,284	21,516,919	5,352,586	7,479,635
Class B	1,355,437	1,902,359	471,521	706,771
Class C	60,326,474	78,822,876	19,502,569	25,628,967
Institutional Class	184,683,642	195,734,889	51,070,955	49,032,003

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,016,848	1,300,051	1,165,763	1,055,577
Class B	279,003	201,144	224,316	245,975
Class C	6,585,148	3,904,936	3,879,118	3,461,735
Institutional Class	15,763,509	8,460,551	6,649,588	4,970,506
	287,403,345	311,843,725	88,316,416	92,581,169
Cost of shares repurchased:
Class A	(9,574,166)	(7,183,605)	(4,487,473)	(2,104,304)
Class B	(1,680,895)	(1,063,150)	(929,646)	(337,867)
Class C	(34,207,828)	(17,617,845)	(14,012,831)	(5,391,571)
Institutional Class	(68,577,083)	(41,742,586)	(21,132,896)	(10,108,871)
	(114,039,972)	(67,607,186)	(40,562,846)	(17,942,613)
Increase in net assets derived from capital share transactions	173,363,373	244,236,539	47,753,570	74,638,556
Net Increase in Net Assets	195,982,911	233,424,365	81,045,853	98,049,871
Net Assets:
Beginning of year	553,466,226	320,041,861	195,401,891	97,352,020
End of year	$749,449,137	$553,466,226	$276,447,744	$195,401,891

Undistributed (accumulated) net investment income (loss)	$4,392,925	$3,066,548	$(462,272)	$943,832

See accompanying notes

> Optimum Fund Trust

	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	3/31/07	3/31/06	3/31/07	3/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(2,478,460)	$(2,269,867)	$7,136,470	$3,295,077
Net realized gain on investments and foreign currencies	10,300,945	7,642,351	19,192,784	20,384,024
Net change in unrealized appreciation/depreciation of investments
and foreign currencies	32,819,559	55,920,475	69,803,059	16,355,560
Net increase in net assets resulting from operations	40,642,044	61,292,959	96,132,313	40,034,661
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(453,759)	(232,766)
Class B	—	—	(26,347)	—
Class C	—	—	(493,745)	—
Institutional Class	—	—	(4,974,919)	(2,296,205)

Net realized gain on investments:
Class A	(891,813)	—	(978,328)	(1,726,349)
Class B	(184,999)	—	(203,057)	(417,436)
Class C	(3,273,834)	—	(3,650,460)	(6,100,367)
Institutional Class	(7,089,482)	—	(7,445,895)	(10,676,069)
	(11,440,128)	—	(18,226,510)	(21,449,192)
Capital Share Transactions:
Proceeds from shares sold:
Class A	14,966,032	20,928,160	14,226,853	19,869,935
Class B	1,520,526	1,997,102	1,364,512	1,945,951
Class C	54,022,224	67,942,559	53,262,225	66,507,062
Institutional Class	199,677,058	192,810,241	189,463,422	184,582,292

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	880,766	—	1,412,586	1,934,288
Class B	182,312	—	225,742	410,885
Class C	3,229,116	—	4,087,297	6,036,661
Institutional Class	6,991,211	—	12,233,266	12,773,412
	281,469,245	283,678,062	276,275,903	294,060,486
Cost of shares repurchased:
Class A	(9,138,800)	(5,206,320)	(9,285,118)	(5,348,169)
Class B	(1,380,825)	(648,672)	(1,559,766)	(724,403)
Class C	(25,310,354)	(11,875,323)	(27,494,629)	(12,376,689)
Institutional Class	(64,241,377)	(32,322,493)	(61,252,317)	(28,454,697)
	(100,071,356)	(50,052,808)	(99,591,830)	(46,903,958)
Increase in net assets derived from capital share transactions	181,397,889	233,625,254	176,684,073	247,156,528
Net Increase in Net Assets	210,599,805	294,918,213	254,589,876	265,741,997
Net Assets:
Beginning of year	578,406,873	283,488,660	539,501,591	273,759,594
End of year	$789,006,678	$578,406,873	$794,091,467	$539,501,591

Undistributed (accumulated) net investment income (loss)	$(14,801)	$(21,931)	$2,307,931	$1,115,374

See accompanying notes

(continues)      75

Statements of changes in net assets

> Optimum Fund Trust

	Optimum Small Cap Growth Fund		Optimum Small Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	3/31/07	3/31/06	3/31/07	3/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,406,761)	$(1,231,056)	$(233,899)	$(219,797)
Net realized gain on investments	3,981,078	2,433,962	7,538,279	5,880,563
Net change in unrealized appreciation/depreciation of investments	(1,417,523)	17,760,785	(108,109)	9,123,924
Net increase in net assets resulting from operations	1,156,794	18,963,691	7,196,271	14,784,690

Dividends and Distributions to Shareholders from:
Net realized gain on investments:
Class A	(257,820)	—	(759,512)	(691,256)
Class B	(48,248)	—	(133,312)	(140,472)
Class C	(848,908)	—	(2,395,294)	(2,090,114)
Institutional Class	(1,576,684)	—	(3,525,226)	(2,649,173)
	(2,731,660)	—	(6,813,344)	(5,571,015)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,889,520	5,208,885	2,681,254	6,124,857
Class B	239,515	368,790	190,310	345,948
Class C	9,424,265	13,465,739	7,932,996	13,083,206
Institutional Class	30,357,388	31,730,182	23,616,562	26,704,023

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	249,707	—	730,606	679,548
Class B	47,670	—	131,610	138,269
Class C	837,090	—	2,361,924	2,068,790
Institutional Class	1,534,687	—	3,443,647	2,582,357
	45,579,842	50,773,596	41,088,909	51,726,998

Cost of shares repurchased:
Class A	(2,789,434)	(1,294,228)	(3,886,113)	(1,927,172)
Class B	(325,853)	(141,727)	(415,692)	(178,922)
Class C	(5,687,490)	(2,628,027)	(7,222,205)	(3,359,047)
Institutional Class	(13,942,070)	(6,909,249)	(11,222,885)	(6,157,132)
	(22,744,847)	(10,973,231)	(22,746,895)	(11,622,273)
Increase in net assets derived from capital share transactions	22,834,995	39,800,365	18,342,014	40,104,725
Net Increase in Net Assets	21,260,129	58,764,056	18,724,941	49,318,400

Net Assets:
Beginning of year	118,272,416	59,508,360	109,243,812	59,925,412
End of year (there was no undistributed net investment income
at either year end)	$139,532,545	$118,272,416	$127,968,753	$109,243,812

See accompanying notes

Financial highlights

> Optimum Fixed Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class A
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$8.740	$8.890	$8.980	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.399	0.316	0.279	0.171
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.255	(0.199)	(0.061)	0.417
Total from investment operations	0.654	0.117	0.218	0.588

Less dividends and distributions from:
Net investment income	(0.344)	(0.253)	(0.228)	(0.098)
Net realized gain on investments	—	(0.014)	(0.080)	(0.010)
Total dividends and distributions	(0.344)	(0.267)	(0.308)	(0.108)

Net asset value, end of period	$9.050	$8.740	$8.890	$8.980

Total return[3]	7.58%	1.31%	2.59%	6.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58,691	$47,956	$33,251	$12,049
Ratio of expenses to average net assets	1.25%	1.25%	1.24%	1.20%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.61%	1.67%	1.70%	2.25%
Ratio of net investment income to average net assets	4.48%	3.55%	3.12%	2.88%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	4.12%	3.13%	2.66%	1.83%
Portfolio turnover	238%	298%	352%	383%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     77

Financial highlights

> Optimum Fixed Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class B
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$8.740	$8.900	$8.990	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.342	0.258	0.221	0.133
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.264	(0.209)	(0.055)	0.420
Total from investment operations	0.606	0.049	0.166	0.553

Less dividends and distributions from:
Net investment income	(0.286)	(0.195)	(0.176)	(0.053)
Net realized gain on investments	—	(0.014)	(0.080)	(0.010)
Total dividends and distributions	(0.286)	(0.209)	(0.256)	(0.063)

Net asset value, end of period	$9.060	$8.740	$8.900	$8.990

Total return[3]	7.01%	0.54%	1.88%	6.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,568	$9,278	$8,405	$4,296
Ratio of expenses to average net assets	1.90%	1.90%	1.89%	1.85%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.26%	2.32%	2.35%	2.90%
Ratio of net investment income to average net assets	3.83%	2.90%	2.47%	2.23%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.47%	2.48%	2.01%	1.18%
Portfolio turnover	238%	298%	352%	383%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

> Optimum Fixed Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class C
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$8.750	$8.900	$8.990	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.341	0.258	0.221	0.133
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.255	(0.199)	(0.055)	0.420
Total from investment operations	0.596	0.059	0.166	0.553

Less dividends and distributions from:
Net investment income	(0.286)	(0.195)	(0.176)	(0.053)
Net realized gain on investments	—	(0.014)	(0.080)	(0.010)
Total dividends and distributions	(0.286)	(0.209)	(0.256)	(0.063)

Net asset value, end of period	$9.060	$8.750	$8.900	$8.990

Total return[3]	6.88%	0.65%	1.88%	6.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$227,036	$186,869	$125,301	$52,649
Ratio of expenses to average net assets	1.90%	1.90%	1.89%	1.85%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.26%	2.32%	2.35%	2.90%
Ratio of net investment income to average net assets	3.83%	2.90%	2.47%	2.23%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	3.47%	2.48%	2.01%	1.18%
Portfolio turnover	238%	298%	352%	383%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     79

Financial highlights

> Optimum Fixed Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Institutional Class
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$8.730	$8.890	$8.970	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.431	0.348	0.310	0.192
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.265	(0.209)	(0.050)	0.407
Total from investment operations	0.696	0.139	0.260	0.599

Less dividends and distributions from:
Net investment income	(0.376)	(0.285)	(0.260)	(0.119)
Net realized gain on investments	—	(0.014)	(0.080)	(0.010)
Total dividends and distributions	(0.376)	(0.299)	(0.340)	(0.129)

Net asset value, end of period	$9.050	$8.730	$8.890	$8.970

Total return[3]	8.09%	1.56%	2.96%	7.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$454,154	$309,363	$153,085	$22,276
Ratio of expenses to average net assets	0.90%	0.90%	0.89%	0.85%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.26%	1.32%	1.35%	1.90%
Ratio of net investment income to average net assets	4.83%	3.90%	3.47%	3.23%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	4.47%	3.48%	3.01%	2.18%
Portfolio turnover	238%	298%	352%	383%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

> Optimum International Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class A
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$13.470	$11.660	$10.670	$8.500

Income from investment operations:
Net investment income[2]	0.112	0.180	0.050	0.021
Net realized and unrealized gain on investments
and foreign currencies	2.661	2.456	1.069	2.155
Total from investment operations	2.773	2.636	1.119	2.176

Less dividends and distributions from:
Net investment income	(0.172)	(0.074)	—	—
Net realized gain on investments	(0.581)	(0.752)	(0.129)	(0.006)
Total dividends and distributions	(0.753)	(0.826)	(0.129)	(0.006)

Net asset value, end of period	$15.490	$13.470	$11.660	$10.670

Total return[3]	21.26%	23.54%	10.62%	25.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$25,523	$20,247	$11,300	$4,083
Ratio of expenses to average net assets	1.96%	1.96%	1.98%	1.92%
Ratio of expenses to average net assets
prior to expense limitation	1.96%	2.20%	2.30%	3.82%
Ratio of net investment income to average net assets	0.78%	1.47%	0.45%	0.30%
Ratio of net investment income (loss) to average net assets
prior to expense limitation	0.78%	1.23%	0.13%	(1.60% )
Portfolio turnover	18%	68%	82%	49%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     81

Financial highlights

> Optimum International Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class B
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$13.290	$11.530	$10.620	$8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.021	0.102	(0.020)	(0.023)
Net realized and unrealized gain on investments
and foreign currencies	2.614	2.426	1.059	2.149
Total from investment operations	2.635	2.528	1.039	2.126

Less dividends and distributions from:
Net investment income	(0.104)	(0.016)	—	—
Net realized gain on investments	(0.581)	(0.752)	(0.129)	(0.006)
Total dividends and distributions	(0.685)	(0.768)	(0.129)	(0.006)

Net asset value, end of period	$15.240	$13.290	$11.530	$10.620

Total return[3]	20.44%	22.81%	9.91%	25.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,031	$4,594	$3,386	$1,624
Ratio of expenses to average net assets	2.61%	2.61%	2.63%	2.57%
Ratio of expenses to average net assets
prior to expense limitation	2.61%	2.85%	2.95%	4.47%
Ratio of net investment income (loss) to average net assets	0.13%	0.82%	(0.20% )	(0.35% )
Ratio of net investment income (loss) to average net assets
prior to expense limitation	0.13%	0.58%	(0.52% )	(2.25% )
Portfolio turnover	18%	68%	82%	49%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

> Optimum International Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class C
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$13.290	$11.540	$10.620	$8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.021	0.102	(0.020)	(0.023)
Net realized and unrealized gain on investments
and foreign currencies	2.624	2.416	1.069	2.149
Total from investment operations	2.645	2.518	1.049	2.126

Less dividends and distributions from:
Net investment income	(0.104)	(0.016)	—	—
Net realized gain on investments	(0.581)	(0.752)	(0.129)	(0.006)
Total dividends and distributions	(0.685)	(0.768)	(0.129)	(0.006)

Net asset value, end of period	$15.250	$13.290	$11.540	$10.620

Total return[3]	20.51%	22.69%	10.01%	25.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91,696	$70,828	$38,517	$14,339
Ratio of expenses to average net assets	2.61%	2.61%	2.63%	2.57%
Ratio of expenses to average net assets
prior to expense limitation	2.61%	2.85%	2.95%	4.47%
Ratio of net investment income (loss) to average net assets	0.13%	0.82%	(0.20% )	(0.35% )
Ratio of net investment income (loss) to average net assets
prior to expense limitation	0.13%	0.58%	(0.52% )	(2.25% )
Portfolio turnover	18%	68%	82%	49%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     83

Financial highlights

> Optimum International Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Institutional Class
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$13.550	$11.720	$10.690	$ 8.500

Income from investment operations:
Net investment income[2]	0.162	0.224	0.089	0.045
Net realized and unrealized gain on investments
and foreign currencies	2.679	2.464	1.079	2.151
Total from investment operations	2.841	2.688	1.168	2.196

Less dividends and distributions from:
Net investment income	(0.220)	(0.106)	(0.009)	—
Net realized gain on investments	(0.581)	(0.752)	(0.129)	(0.006)
Total dividends and distributions	(0.801)	(0.858)	(0.138)	(0.006)

Net asset value, end of period	$15.590	$13.550	$11.720	$10.690

Total return[3]	21.68%	23.91%	11.08%	25.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$154,198	$99,733	$44,149	$9,302
Ratio of expenses to average net assets	1.61%	1.61%	1.63%	1.57%
Ratio of expenses to average net assets
prior to expense limitation	1.61%	1.85%	1.95%	3.47%
Ratio of net investment income to average net assets	1.13%	1.82%	0.80%	0.65%
Ratio of net investment income (loss) to average net assets
prior to expense limitation	1.13%	1.58%	0.48%	(1.25% )
Portfolio turnover	18%	68%	82%	49%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

> Optimum Large Cap Growth Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class A
						8/1/03[1]
	Year Ended					to
	3/31/07	3/31/06		3/31/05		3/31/04
Net asset value, beginning of period	$11.540	$10.020		$ 9.570		$8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.047)	(0.057)		(0.036)		(0.037)
Net realized and unrealized gain on investments
and foreign currencies	0.692	1.577		0.486		1.107
Total from investment operations	0.645	1.520		0.450		1.070

Less dividends and distributions from:
Net realized gain on investments	(0.205)	—		—		—
Total dividends and distributions	(0.205)	—		—		—

Net asset value, end of period	$11.980	$11.540		$10.020		$9.570

Total return[3]	5.75%	15.17%		4.70%		12.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$56,088	$47,283		$26,252		$9,337
Ratio of expenses to average net assets	1.69%	1.69%		1.67%		1.61%
Ratio of expenses to average net assets
prior to expense limitation	1.77%	1.84%		1.87%		2.51%
Ratio of net investment loss to average net assets	(0.41% )	(0.52%	)	(0.37%	)	(0.61%	)
Ratio of net investment loss to average net assets
prior to expense limitation	(0.49% )	(0.67%	)	(0.57%	)	(1.51%	)
Portfolio turnover	37%	48%		37%		51%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     85

Financial highlights

> Optimum Large Cap Growth Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class B
						8/1/03[1]
	Year Ended					to
	3/31/07	3/31/06		3/31/05		3/31/04
Net asset value, beginning of period	$11.340	$ 9.910		$9.530		$8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.119)	(0.126)		(0.099)		(0.077)
Net realized and unrealized gain on investments
and foreign currencies	0.684	1.556		0.479		1.107
Total from investment operations	0.565	1.430		0.380		1.030

Less dividends and distributions from:
Net realized gain on investments	(0.205)	—		—		—
Total dividends and distributions	(0.205)	—		—		—

Net asset value, end of period	$11.700	$11.340		$9.910		$9.530

Total return[3]	5.14%	14.43%		3.99%		12.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,819	$10,168		$7,603		$3,568
Ratio of expenses to average net assets	2.34%	2.34%		2.32%		2.26%
Ratio of expenses to average net assets
prior to expense limitation	2.42%	2.49%		2.52%		3.16%
Ratio of net investment loss to average net assets	(1.06% )	(1.17%	)	(1.02%	)	(1.26%	)
Ratio of net investment loss to average net assets
prior to expense limitation	(1.14% )	(1.32%	)	(1.22%	)	(2.16%	)
Portfolio turnover	37%	48%		37%		51%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

> Optimum Large Cap Growth Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class C
						8/1/03[1]
	Year Ended					to
	3/31/07	3/31/06		3/31/05		3/31/04
Net asset value, beginning of period	$11.340	$ 9.910		$9.530		$8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.119)	(0.126)		(0.099)		(0.077)
Net realized and unrealized gain on investments
and foreign currencies	0.684	1.556		0.479		1.107
Total from investment operations	0.565	1.430		0.380		1.030

Less dividends and distributions from:
Net realized gain on investments	(0.205)	—		—		—
Total dividends and distributions	(0.205)	—		—		—

Net asset value, end of period	$11.700	$11.340		$9.910		$9.530

Total return[3]	5.14%	14.43%		3.99%		12.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$203,591	$164,995		$91,434		$35,143
Ratio of expenses to average net assets	2.34%	2.34%		2.32%		2.26%
Ratio of expenses to average net assets
prior to expense limitation	2.42%	2.49%		2.52%		3.16%
Ratio of net investment loss to average net assets	(1.06% )	(1.17%	)	(1.02%	)	(1.26%	)
Ratio of net investment loss to average net assets
prior to expense limitation	(1.14% )	(1.32%	)	(1.22%	)	(2.16%	)
Portfolio turnover	37%	48%		37%		51%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     87

Financial highlights

> Optimum Large Cap Growth Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Institutional Class
						8/1/03[1]
	Year Ended					to
	3/31/07	3/31/06		3/31/05		3/31/04
Net asset value, beginning of period	$11.650	$10.080		$ 9.590		$8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.006)	(0.019)		(0.002)		(0.015)
Net realized and unrealized gain on investments
and foreign currencies	0.701	1.589		0.492		1.105
Total from investment operations	0.695	1.570		0.490		1.090

Less dividends and distributions from:
Net realized gain on investments	(0.205)	—		—		—
Total dividends and distributions	(0.205)	—		—		—

Net asset value, end of period	$12.140	$11.650		$10.080		$9.590

Total return[3]	6.13%	15.57%		5.11%		12.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$518,509	$355,961		$158,200		$21,557
Ratio of expenses to average net assets	1.34%	1.34%		1.32%		1.26%
Ratio of expenses to average net assets
prior to expense limitation	1.42%	1.49%		1.52%		2.16%
Ratio of net investment loss to average net assets	(0.06% )	(0.17%	)	(0.02%	)	(0.26%	)
Ratio of net investment loss to average net assets
prior to expense limitation	(0.14% )	(0.32%	)	(0.22%	)	(1.16%	)
Portfolio turnover	37%	48%		37%		51%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

> Optimum Large Cap Value Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class A
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$11.320	$10.840	$ 9.830	$8.500

Income from investment operations:
Net investment income[2]	0.128	0.092	0.074	0.038
Net realized and unrealized gain on investments
and foreign currencies	1.614	0.947	1.100	1.331
Total from investment operations	1.742	1.039	1.174	1.369

Less dividends and distributions from:
Net investment income	(0.104)	(0.065)	(0.028)	(0.023)
Net realized gain on investments	(0.228)	(0.494)	(0.136)	(0.016)
Total dividends and distributions	(0.332)	(0.559)	(0.164)	(0.039)

Net asset value, end of period	$12.730	$ 11.320	$10.840	$9.830

Total return[3]	15.65%	9.82%	12.04%	16.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58,161	$45,666	$27,524	$9,115
Ratio of expenses to average net assets	1.55%	1.55%	1.53%	1.50%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.73%	1.83%	1.84%	2.52%
Ratio of net investment income to average net assets	1.07%	0.83%	0.72%	0.59%
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expense paid indirectly	0.89%	0.55%	0.41%	(0.43% )
Portfolio turnover	22%	52%	38%	38%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     89

Financial highlights

> Optimum Large Cap Value Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class B
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$11.240	$10.780	$ 9.810	$8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.052	0.021	0.008	(0.003)
Net realized and unrealized gain on investments
and foreign currencies	1.606	0.933	1.098	1.329
Total from investment operations	1.658	0.954	1.106	1.326

Less dividends and distributions from:
Net investment income	(0.030)	—	—	—
Net realized gain on investments	(0.228)	(0.494)	(0.136)	(0.016)
Total dividends and distributions	(0.258)	(0.494)	(0.136)	(0.016)

Net asset value, end of period	$12.640	$11.240	$10.780	$9.810

Total return[3]	14.97%	9.05%	11.36%	15.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,403	$10,103	$8,072	$3,609
Ratio of expenses to average net assets	2.20%	2.20%	2.18%	2.15%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.38%	2.48%	2.49%	3.17%
Ratio of net investment income (loss) to average net assets	0.42%	0.18%	0.07%	(0.06% )
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expense paid indirectly	0.24%	(0.10% )	(0.24% )	(1.08% )
Portfolio turnover	22%	52%	38%	38%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

> Optimum Large Cap Value Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class C
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$11.240	$10.780	$ 9.810	$8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.051	0.021	0.008	(0.003)
Net realized and unrealized gain on investments
and foreign currencies	1.597	0.933	1.098	1.329
Total from investment operations	1.648	0.954	1.106	1.326

Less dividends and distributions from:
Net investment income	(0.030)	—	—	—
Net realized gain on investments	(0.228)	(0.494)	(0.136)	(0.016)
Total dividends and distributions	(0.258)	(0.494)	(0.136)	(0.016)

Net asset value, end of period	$12.630	$11.240	$10.780	$9.810

Total return[3]	14.88%	9.16%	11.36%	15.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$216,527	$163,876	$97,823	$35,732
Ratio of expenses to average net assets	2.20%	2.20%	2.18%	2.15%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.38%	2.48%	2.49%	3.17%
Ratio of net investment income (loss) to average net assets	0.42%	0.18%	0.07%	(0.06% )
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expense paid indirectly	0.24%	(0.10% )	(0.24% )	(1.08% )
Portfolio turnover	22%	52%	38%	38%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     91

Financial highlights

> Optimum Large Cap Value Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Institutional Class
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$11.330	$10.860	$ 9.840	$8.500

Income from investment operations:
Net investment income[2]	0.170	0.131	0.110	0.060
Net realized and unrealized gain on investments
and foreign currencies	1.623	0.936	1.110	1.330
Total from investment operations	1.793	1.067	1.220	1.390

Less dividends and distributions from:
Net investment income	(0.145)	(0.103)	(0.064)	(0.034)
Net realized gain on investments	(0.228)	(0.494)	(0.136)	(0.016)
Total dividends and distributions	(0.373)	(0.597)	(0.200)	(0.050)

Net asset value, end of period	$12.750	$11.330	$10.860	$9.840

Total return[3]	16.12%	10.19%	12.41%	16.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$508,000	$319,857	$140,341	$17,962
Ratio of expenses to average net assets	1.20%	1.20%	1.18%	1.15%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.38%	1.48%	1.49%	2.17%
Ratio of net investment income to average net assets	1.42%	1.18%	1.07%	0.94%
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expense paid indirectly	1.24%	0.90%	0.76%	(0.08% )
Portfolio turnover	22%	52%	38%	38%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

> Optimum Small Cap Growth Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class A
					8/1/03[1]
	Year Ended				to
	3/31/07	3/31/06		3/31/05	3/31/04
Net asset value, beginning of period	$14.340	$11.750		$11.260	$ 8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.155)	(0.176)		(0.161)	(0.100)
Net realized and unrealized gain on investments	0.188	2.766		0.653	2.860
Total from investment operations	0.033	2.590		0.492	2.760

Less dividends and distributions from:
Net realized gain on investments	(0.303)	—		(0.002)	—
Total dividends and distributions	(0.303)	—		(0.002)	—

Net asset value, end of period	$14.070	$14.340		$11.750	$11.260

Total return[3]	0.37%	22.04%		4.37%	32.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,088	$11,984		$6,133	$2,115
Ratio of expenses to average net assets	1.95%	1.95%		1.80%	1.81%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.32%	2.46%		2.69%	4.11%
Ratio of net investment loss to average net assets	(1.15% )	(1.38%	)	(1.42% )	(1.41%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(1.52% )	(1.89%	)	(2.31% )	(3.71%	)
Portfolio turnover	46%	47%		44%	16%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     93

Financial highlights

> Optimum Small Cap Growth Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class B
					8/1/03[1]
	Year Ended				to
	3/31/07	3/31/06		3/31/05	3/31/04
Net asset value, beginning of period	$14.110	$11.640		$11.230	$ 8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.240)	(0.257)		(0.233)	(0.146)
Net realized and unrealized gain on investments	0.183	2.727		0.645	2.876
Total from investment operations	(0.057)	2.470		0.412	2.730

Less dividends and distributions from:
Net realized gain on investments	(0.303)	—		(0.002)	—
Total dividends and distributions	(0.303)	—		(0.002)	—

Net asset value, end of period	$13.750	$14.110		$11.640	$11.230

Total return[3]	(0.27% )	21.22%		3.67%	32.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,187	$2,285		$1,665	$792
Ratio of expenses to average net assets	2.60%	2.60%		2.45%	2.46%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.97%	3.11%		3.34%	4.76%
Ratio of net investment loss to average net assets	(1.80% )	(2.03%	)	(2.07% )	(2.06%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(2.17% )	(2.54%	)	(2.96% )	(4.36%	)
Portfolio turnover	46%	47%		44%	16%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

> Optimum Small Cap Growth Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class C
					8/1/03[1]
	Year Ended				to
	3/31/07	3/31/06		3/31/05	3/31/04
Net asset value, beginning of period	$14.110	$11.640		$11.230	$ 8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.240)	(0.257)		(0.233)	(0.146)
Net realized and unrealized gain on investments	0.183	2.727		0.645	2.876
Total from investment operations	(0.057)	2.470		0.412	2.730

Less dividends and distributions from:
Net realized gain on investments	(0.303)	—		(0.002)	—
Total dividends and distributions	(0.303)	—		(0.002)	—

Net asset value, end of period	$13.750	$14.110		$11.640	$11.230

Total return[3]	(0.27% )	21.22%		3.67%	32.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$40,324	$36,537		$19,883	$7,521
Ratio of expenses to average net assets	2.60%	2.60%		2.45%	2.46%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.97%	3.11%		3.34%	4.76%
Ratio of net investment loss to average net assets	(1.80% )	(2.03%	)	(2.07% )	(2.06%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(2.17% )	(2.54%	)	(2.96% )	(4.36%	)
Portfolio turnover	46%	47%		44%	16%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     95

Financial highlights

> Optimum Small Cap Growth Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Institutional Class
					8/1/03[1]
	Year Ended				to
	3/31/07	3/31/06		3/31/05	3/31/04
Net asset value, beginning of period	$14.470	$11.820		$11.280	$ 8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.108)	(0.131)		(0.121)	(0.075)
Net realized and unrealized gain on investments	0.191	2.781		0.663	2.855
Total from investment operations	(0.083)	2.650		0.542	2.780

Less dividends and distributions from:
Net realized gain on investments	(0.303)	—		(0.002)	—
Total dividends and distributions	(0.303)	—		(0.002)	—

Net asset value, end of period	$14.250	$14.470		$11.820	$11.280

Total return[3]	0.72%	22.42%		4.81%	32.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$84,934	$67,466		$31,827	$10,212
Ratio of expenses to average net assets	1.60%	1.60%		1.45%	1.46%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.97%	2.11%		2.34%	3.76%
Ratio of net investment loss to average net assets	(0.80% )	(1.03%	)	(1.07% )	(1.06%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(1.17% )	(1.54%	)	(1.96% )	(3.36%	)
Portfolio turnover	46%	47%		44%	16%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

> Optimum Small Cap Value Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class A
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$13.590	$12.410	$11.010	$ 8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.020)	(0.022)	(0.055)	(0.046)
Net realized and unrealized gain on investments	0.759	2.043	1.801	2.616
Total from investment operations	(0.739)	2.021	1.746	2.570

Less dividends and distributions from:
Net realized gain on investments	(0.789)	(0.841)	(0.346)	(0.060)
Total dividends and distributions	(0.789)	(0.841)	(0.346)	(0.060)

Net asset value, end of period	$13.540	$13.590	$12.410	$11.010

Total return[3]	5.93%	17.17%	16.12%	30.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,721	$13,300	$7,297	$2,126
Ratio of expenses to average net assets	1.76%	1.76%	1.73%	1.67%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.32%	2.58%	2.61%	4.08%
Ratio of net investment loss to average net assets	(0.16% )	(0.17% )	(0.47% )	(0.69% )
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.72% )	(0.99% )	(1.35% )	(3.10% )
Portfolio turnover	49%	42%	46%	40%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     97

Financial highlights

> Optimum Small Cap Value Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class B
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$13.350	$12.280	$10.970	$ 8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.101)	(0.102)	(0.129)	(0.090)
Net realized and unrealized gain on investments	0.730	2.013	1.785	2.620
Total from investment operations	(0.629)	1.911	1.656	2.530

Less dividends and distributions from:
Net realized gain on investments	(0.789)	(0.841)	(0.346)	(0.060)
Total dividends and distributions	(0.789)	(0.841)	(0.346)	(0.060)

Net asset value, end of period	$13.190	$13.350	$12.280	$10.970

Total return[3]	5.27%	16.35%	15.35%	29.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,239	$2,359	$1,859	$819
Ratio of expenses to average net assets	2.41%	2.41%	2.38%	2.32%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.97%	3.23%	3.26%	4.73%
Ratio of net investment loss to average net assets	(0.81% )	(0.82% )	(1.12% )	(1.34% )
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(1.37% )	(1.64% )	(2.00% )	(3.75% )
Portfolio turnover	49%	42%	46%	40%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

> Optimum Small Cap Value Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Class C
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$13.350	$12.280	$10.970	$ 8.500

Income (loss) from investment operations:
Net investment loss[2]	(0.101)	(0.102)	(0.129)	(0.090)
Net realized and unrealized gain on investments	0.730	2.013	1.785	2.620
Total from investment operations	(0.629)	1.911	1.656	2.530

Less dividends and distributions from:
Net realized gain on investments	(0.789)	(0.841)	(0.346)	(0.060)
Total dividends and distributions	(0.789)	(0.841)	(0.346)	(0.060)

Net asset value, end of period	$13.190	$13.350	$12.280	$10.970

Total return[3]	5.27%	16.35%	15.35%	29.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,622	$38,782	$23,869	$9,018
Ratio of expenses to average net assets	2.41%	2.41%	2.38%	2.32%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.97%	3.23%	3.26%	4.73%
Ratio of net investment loss to average net assets	(0.81% )	(0.82% )	(1.12% )	(1.34% )
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(1.37% )	(1.64% )	(2.00% )	(3.75% )
Portfolio turnover	49%	42%	46%	40%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     99

Financial highlights

> Optimum Small Cap Value Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Institutional Class
				8/1/03[1]
	Year Ended			to
	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$13.720	$12.470	$11.040	$ 8.500

Income (loss) from investment operations:
Net investment income (loss)[2]	0.025	0.023	(0.014)	(0.022)
Net realized and unrealized gain on investments	0.764	2.068	1.790	2.622
Total from investment operations	0.789	2.091	1.776	2.600

Less dividends and distributions from:
Net realized gain on investments	(0.789)	(0.841)	(0.346)	(0.060)
Total dividends and distributions	(0.789)	(0.841)	(0.346)	(0.060)

Net asset value, end of period	$13.720	$13.720	$12.470	$11.040

Total return[3]	6.24%	17.66%	16.35%	30.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$71,387	$54,803	$26,900	$9,262
Ratio of expenses to average net assets	1.41%	1.41%	1.38%	1.32%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.97%	2.23%	2.26%	3.73%
Ratio of net investment income (loss) to average net assets	0.19%	0.18%	(0.12% )	(0.34% )
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.37% )	(0.64% )	(1.00% )	(2.75% )
Portfolio turnover	49%	42%	46%	40%

[1] Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to financial statements

> Optimum Fund Trust

March 31, 2007

Optimum Fund Trust (the “Trust”) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund, and Optimum Small Cap Value Fund (each a “Fund” and collectively, the “Funds”). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C and Institutional Class shares. Class A Shares are sold with a front-end sales charge of 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund and Optimum Small Cap Value Fund and 4.50% for Optimum Fixed Income Fund. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale only to certain eligible investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small Cap Value Fund is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes – Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in funds net asset value calculations as late as the funds’ last net asset value calculations in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their semiannual report on September 30, 2007. Although the Funds’ tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Funds’ financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Repurchase Agreements – Each Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested

(continues)     101

Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

Repurchase Agreements (continued)
in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Optimum Fund Trust are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund and Optimum Small Cap Value Fund expect to declare and pay dividends from net investment income, if any, annually. Optimum Fixed Income Fund expects to declare and pay dividends from net investment income quarterly. Each Fund will declare and pay distributions from net realized gain on investments, if any, at least annually, and may distribute net capital gains twice a year. In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by a Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as “expense paid indirectly”.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Delaware Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Trust’s Board of Trustees, to select and contract with one or more investment sub-advisers to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisers, and to monitor the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisers out of its fees.

In accordance with the terms of the investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of a Fund:

Optimum Fixed Income Fund[1]	0.7000% of assets up to $25 million
0.6500% of assets from $25 million to $100 million
0.6000% of assets over $100 million

Optimum International Fund	0.8750% of assets up to $50 million
0.8000% of assets from $50 to $100 million
0.7800% of assets from $100 to $300 million
0.7650% of assets from $300 to $400 million
0.7300% of assets over $400 million

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Optimum Large Cap Growth Fund	0.8000% of assets up to $250 million
0.7875% of assets from $250 million to $300 million
0.7625% of assets from $300 million to $400 million
0.7375% of assets from $400 million to $500 million
0.7250% of assets over $500 million

Optimum Large Cap Value Fund	0.8000% of assets up to $100 million
0.7375% of assets from $100 million to $250 million
0.7125% of assets from $250 million to $500 million
0.6875% of assets over $500 million

Optimum Small Cap Growth Fund	1.1000% of assets

Optimum Small Cap Value Fund	1.0500% of assets up to $75 million
1.0250% of assets from $75 million to $150 million
1.0000% of assets over $150 million

[1] Effective April 1, 2007, the management fee is 0.70% of assets up to $25 million, 0.65% of assets from $25 million to $100 million, 0.60% of assets from $100 million to $500 million, 0.55% of assets from $500 million to $1 billion, and 0.50% of assets over $1 billion. See Note 15 for more information.

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Aberdeen Asset Management Inc. (“AAMI”); Optimum International Fund – Mondrian Investment Partners Limited and AllianceBernstein L.P.; Optimum Large Cap Growth Fund – Marsico Capital Management, LLC (“Marsico”) and T. Rowe Price Associates, Inc.; Optimum Large Cap Value Fund – Massachusetts Financial Services Company and TCW Investment Management Company (“TCW”); Optimum Small Cap Growth Fund – Columbia Wanger Asset Management, L.P. and Oberweis Asset Management, Inc.; and Optimum Small Cap Value Fund – Hotchkis and Wiley Capital Management, LLC, Delafield Asset Management (a division of Reich & Tang Asset Management, LLC), and The Killen Group, Inc. (“Killen”).

For the year ended March 31, 2007, DMC paid the following subadvisory fees:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small Cap	Small Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$749,044	$974,954	$2,951,709	$2,562,924	$894,843	$808,375

DMC has contractually agreed to waive that portion, if any, of its management fee and/or reimburse each Fund to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets through August 1, 2007 as shown below:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small Cap	Small Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
0.90%	1.66%	1.34%	1.20%	1.60%	1.41%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides the Trust with fund accounting, administrative, and transfer agency services pursuant to a Mutual Fund Services Agreement. For fund accounting services, the Trust pays DSC a fee at an annual rate of 0.04% of the Trust’s total average daily net assets, plus out-of-pocket expenses, subject to certain minimums. DSC also provides the Trust with administrative services including financial and tax reporting, corporate governance, and preparation of materials and reports for the Board of Trustees. For administrative services, the Trust pays DSC a fee at an annual rate of 0.35% of the Trust’s total average daily net assets, plus out-of-pocket expenses. Effective April 1, 2007, DSC will be paid at an annual rate (plus out-of pocket expenses) of 0.165% of assets up to $500 million, 0.140% of assets from $500 million to $1 billion, and 0.115% of assets over $1 billion. DSC also serves as the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For such services, the Trust pays DSC a fee at an annual rate of 0.15% of the Trust’s total average daily net assets, subject to certain minimums, plus out-of-pocket expenses. Effective April 1, 2007, the rate will change to 0.235%.

(continues)     103

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Delaware Distributors, L.P. (DDLP), an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plans, each Fund pays DDLP an annual fee of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. Institutional Class shares pay no distribution expenses.

At March 31, 2007, each Fund had liabilities payable to affiliates as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small Cap	Small Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment management
fee payable to DMC	$155,228	$182,162	$441,070	$363,680	$95,018	$67,428
Dividend disbursing,
transfer agent fees,
accounting and other
expenses payable to DSC	344,027	127,819	362,124	361,832	68,103	63,447
Distribution fees payable to DDLP	217,753	87,398	197,128	207,757	38,956	40,629
Other expenses payable
to DMC and affiliates*	50,460	18,859	54,195	53,975	9,557	8,750

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, professional fees, registration fees and trustees’ fees.

For the year ended March 31, 2007, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small Cap	Small Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$62,039	$28,987	$81,115	$78,065	$14,476	$11,361

For the year ended March 31, 2007, DDLP received gross contingent deferred sales charge commissions on redemptions of each Fund’s Class B and Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small Cap	Small Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Class B	$32,978	$11,700	$32,520	$32,489	$5,662	$4,647
Class C	39,042	10,451	32,037	31,143	6,410	5,530

DMC, DSC and DDLP are indirect, subsidiaries of Delaware Management Holdings, Inc., which is an indirect wholly owned subsidiary of Lincoln National Corporation.

Certain officers of DMC, DSC, and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31 2007, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small Cap	Small Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Purchases other than U.S. government securities	$968,622,054	$77,190,976	$385,178,402	$293,670,094	$77,410,677	$59,597,354
Purchases of U.S. government securities	651,591,116	—	—	—	—	—
Sales other than U.S. government securities	841,397,463	41,367,460	238,230,187	137,223,378	53,928,992	51,269,455
Sales of U.S. government securities	617,324,714	—	—	—	—	—

3. Investments (continued)

At March 31, 2007, the cost of investments, including securities sold short, and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small Cap	Small Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Cost of investments	$773,212,172	$215,261,457	$685,650,514	$694,890,589	$117,244,732	$114,066,130
Aggregate unrealized appreciation	$8,502,110	$61,694,585	$109,727,348	$109,060,967	$26,734,267	$18,811,927
Aggregate unrealized depreciation	(3,778,844)	(1,109,612)	(9,597,356)	(8,507,706)	(4,278,052)	(4,891,018)
Net unrealized appreciation	$4,723,266	$60,584,973	$100,129,992	$100,553,261	$22,456,215	$13,920,909

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2007 and 2006 was as follows:

Year Ended March 31, 2007

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small Cap	Small Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Ordinary Income	$25,365,087	$7,131,730	$1,263,583	$8,816,723	$—	$1,226,671
Long-Term Capital Gain	—	4,960,866	10,176,545	9,409,787	2,731,660	5,586,673
Total	$25,365,087	$12,092,596	$11,440,128	$18,226,510	$2,731,660	$6,813,344

Year Ended March 31, 2006

	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Small Cap
	Fund	Fund	Value Fund	Value Fund
Ordinary Income	$14,192,009	$7,486,399	$12,984,026	$1,969,351
Long-Term Capital Gain	83,542	2,390,303	8,465,166	3,601,664
Total	$14,275,551	$9,876,702	$21,449,192	$5,571,015

Optimum Large Cap Growth Fund and Optimum Small Cap Growth Fund did not make any distributions during the year ended March 31, 2006.

(continues)     105

Notes to financial statements

Optimum Fund Trust

5. Components of Net Assets on a Tax Basis
At of March 31, 2007, the components of net assets on a tax basis were as follows:

	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap
	Fund	Fund	Growth Fund
Share of beneficial interest	$737,655,927	$210,504,705	$684,630,354
Undistributed ordinary income	7,599,414	373,468	—
Undistributed long-term capital gain	—	5,139,405	4,258,971
Post-October currency losses	(347,234)	(170,161)	(14,999)
Deferred losses on straddles	(260,274)	—	—
Unrealized appreciation of investments and foreign currencies	4,801,304	60,600,327	100,132,352
Net assets	$749,449,137	$276,447,744	$789,006,678

	Optimum	Optimum	Optimum
	Large Cap	Small Cap	Small Cap
	Value Fund	Growth Fund	Value Fund
Share of beneficial interest	$677,279,837	$114,685,545	$111,195,246
Undistributed ordinary income	3,923,371	—	1,485,909
Undistributed long-term capital gain	12,333,186	2,390,785	1,366,689
Post-October currency losses	(1,347)	—	—
Unrealized appreciation of investments and foreign currencies	100,556,420	22,456,215	13,920,909
Net assets	$794,091,467	$139,532,545	$127,968,753

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, interest accrual on defaulted bonds, contingent payment debt instruments, realization of unrealized gain on investments in passive foreign investment companies, straddle deferrals, and mark-to-market of foreign currency contracts, passive foreign investment companies, futures contracts, and credit default swap contracts.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2006 through March 31, 2007 that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, dividends and distributions, paydowns of mortgage- and asset-backed securities, contingent payment debt instruments, credit default swap contracts and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2007, the Funds recorded the following reclassifications:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small Cap	Small Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Undistributed (accumulated) net
investment income (loss)	$(1,869,934)	$(403,136)	$2,485,590	$4,857	$1,406,761	$233,899
Accumulated net realized gain (loss)	1,869,934	403,136	(2,532,014)	(4,857)	—	(233,899)
Paid-in capital	—	—	46,424	—	(1,406,761)	—

For federal income tax purposes, $611,531 of capital loss carryforwards from prior years for Optimum Fixed Income Fund was utilized in 2007.

6. Capital Shares
Transactions in capital shares were as follows:

	Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap Growth
	Fund		Fund		Fund
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/07	3/31/06	3/31/07	3/31/06	3/31/07	3/31/06
Shares sold:
Class A	1,841,350	2,411,550	375,989	616,189	1,304,218	1,952,410
Class B	152,560	213,339	33,816	59,206	135,373	189,679
Class C	6,778,612	8,832,658	1,391,456	2,141,181	4,803,075	6,426,511
Institutional Class	20,691,760	21,953,576	3,528,374	4,000,058	17,071,479	17,796,833
	29,464,282	33,411,123	5,329,635	6,816,634	23,314,145	26,365,433

Shares issued upon reinvestment of dividends
and distributions:
Class A	226,229	147,102	83,106	87,398	79,694	—
Class B	31,261	22,744	16,300	20,671	16,844	—
Class C	737,005	441,733	280,642	290,252	297,903	—
Institutional Class	1,767,917	958,739	469,204	408,920	624,104	—
	2,762,412	1,570,318	849,252	807,241	1,018,545	—

Shares repurchased:
Class A	(1,075,275)	(808,521)	(314,632)	(169,365)	(800,040)	(475,458)
Class B	(189,221)	(119,376)	(65,771)	(27,724)	(123,686)	(60,469)
Class C	(3,837,333)	(1,982,783)	(986,974)	(440,893)	(2,241,294)	(1,106,014)
Institutional Class	(7,703,310)	(4,702,334)	(1,468,287)	(817,720)	(5,541,024)	(2,937,531)
	(12,805,139)	(7,613,014)	(2,835,664)	(1,455,702)	(8,706,044)	(4,579,472)
Net increase	19,421,555	27,368,427	3,343,223	6,168,173	15,626,646	21,785,961

	Optimum		Optimum		Optimum
	Large Cap Value		Small Cap Growth		Small Cap Value
	Fund		Fund		Fund
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/07	3/31/06	3/31/07	3/31/06	3/31/07	3/31/06
Shares sold:
Class A	1,191,590	1,801,005	213,329	412,930	207,100	485,960
Class B	115,682	177,930	18,163	29,986	15,227	28,191
Class C	4,508,067	6,073,885	708,196	1,087,467	627,120	1,059,341
Institutional Class	15,707,485	16,691,580	2,209,166	2,503,167	1,801,580	2,111,147
	21,522,824	24,744,400	3,148,854	4,033,550	2,651,027	3,684,639

Shares issued upon reinvestment of dividends and
distributions:
Class A	119,889	177,086	18,811	—	58,450	54,964
Class B	19,480	37,795	3,663	—	10,762	11,351
Class C	351,857	555,895	64,248	—	192,954	169,791
Institutional Class	1,031,198	1,169,476	114,103	—	271,409	207,166
	1,522,424	1,940,252	200,825	—	533,575	443,272
Shares repurchased:
Class A	(777,180)	(481,502)	(208,617)	(99,159)	(304,352)	(150,684)
Class B	(131,451)	(65,846)	(24,715)	(11,149)	(32,920)	(14,263)
Class C	(2,301,312)	(1,125,476)	(428,630)	(206,396)	(569,521)	(268,751)
Institutional Class	(5,114,065)	(2,564,455)	(1,025,312)	(534,279)	(865,025)	(481,357)
	(8,324,008)	(4,237,279)	(1,687,274)	(850,983)	(1,771,818)	(915,055)
Net increase	14,721,240	22,447,373	1,662,405	3,182,567	1,412,784	3,212,856

(continues)     107

Notes to financial statements

Optimum Fund Trust

7. Foreign Currency Exchange Contracts
The Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund may enter into foreign currency exchange contracts and forward foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other net assets or receivables and other assets net of liabilities on the Statements of Net Assets.

8. Futures Contracts
The Optimum Fixed Income Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other net assets on the Statements of Net Assets.

9. Options Written
During the year ended March 31, 2007, Optimum Fixed Income Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended March 31, 2007 for Optimum Fixed Income Fund were as follows:

	Number of contracts	Premiums
Options outstanding at March 31, 2006	—	$—
Options written	870,000	1,872
Options expired	(870,000)	—
Options outstanding at March 31, 2007	—	$—

10. Swap Contracts
The Optimum Fixed Income Fund may enter into interest rate swap contracts, index swap contracts and credit default swap (“CDS”) contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

10. Swap Contracts (continued)
A CDS contract is a risk-transfer instrument through which one party (the “purchaser of protection”) transfers to another party (the “seller of protection”) the financial risk of a Credit Event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a Credit Event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended March 31, 2007, the Optimum Fixed Income Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the agreement. For the year ended March 31, 2007, the Fund did not enter into any CDS contracts as a seller of protection.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statements of Net Assets.

11. Credit and Market Risk
Some countries in which the Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by such Fund may be inhibited. In addition, a significant portion of the aggregate value of securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

The Optimum Fixed Income Fund may invest a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Optimum Fixed Income Fund invests in fixed income securities whose value is derived from underlying mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Optimum Fixed Income Fund also invests in taxable municipal bonds.

The Optimum Small Cap Growth Fund and Optimum Small Cap Value Fund invest a significant portion of their assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statements of Net Assets.

(continues)     109

Notes to financial statements

Optimum Fund Trust

12. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

13. Tax Information (Unaudited)
The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended March 31, 2007, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary		(C)
	Capital Gains	Income	Total	Qualifying
	Distributions	Distributions*	Distributions	Dividends[1]
	(Tax Basis)	(Tax Basis)	(Tax Basis)
Optimum Fixed Income Fund	—	100%	100%	—
Optimum International Fund	41%	59%	100%	—
Optimum Large Cap Growth Fund	89%	11%	100%	100%
Optimum Large Cap Value Fund	52%	48%	100%	83%
Optimum Small Cap Growth Fund	100%	—	100%	—
Optimum Small Cap Value Fund	82%	18%	100%	58%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on a percentage of each Fund’s ordinary income distributions.

[1] Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the following amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2006 or 2007 Form 1099-DIV.

Maximum amount to be
taxed at a maximum rate of 15%
Optimum Fixed Income Fund	$40,779
Optimum International Fund	7,131,730
Optimum Large Cap Growth Fund	1,263,583
Optimum Large Cap Value Fund	8,816,723
Optimum Small Cap Value Fund	1,226,671

The Optimum International Fund intends to pass through foreign taxes credits in the maximum amount of $383,616. The gross foreign source income earned during the fiscal year 2007 by the Optimum International Fund was $6,588,176. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

14. Investment Management Personnel (Unaudited)
Delaware Investment Advisers (“DIA”) has announced that is has entered into discussions with Logan Circle Partners about a possible transaction involving certain members of the taxable fixed income team. This team is also part of DMC, the investment manager to the Funds. Regardless of whether this transaction is consummated, DIA and DMC anticipate that they will continue to have substantial fixed income teams in place to support their commitment to managing fixed income strategies.

Although the precise scope of the expected transaction is still under consideration, the desire of the involved parties is to structure this transaction in a manner that minimizes any potential disruption to clients. It is anticipated that there would be an appropriate transition period which would allow for continued and consistent management of the fixed income products.

15. Subsequent Events
Termination of New Purchases of Class B Shares
On March 29, 2007, the Board of Trustees of Optimum Fund Trust approved the termination of new purchases of the Funds’ Class B shares. Effective at the close of business on July 31, 2007, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) plans, 403(b) plans, or 457 plans), will be allowed in Class B shares in any of the Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Fund for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Funds’ shares will be permitted to invest in other classes of the Funds, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of July 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the contingent deferred sales charge (“CDSC”) schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, effective at the close of business on July 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the Class B shares prospectus, permits you to reinvest within 35 days of selling your shares and have any CDSC you paid on such shares credited back to your account) will be discontinued. In addition, because a Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. A Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

Amendment to Investment Management Fee for Optimum Fixed Income Fund
On March 29, 2007, the Board of Trustees of the Optimum Fixed Income Fund approved a revised fee schedule to the existing investment management agreement between the Fund and DMC. As of April 1, 2007, the investment management fee is 0.70% of assets up to $25 million, 0.65% of assets from $25 million to $100 million, 0.60% of assets from $100 million to $500 million, 0.55% of assets from $500 million to $1 billion, and 0.50% of assets over $1 billion. The revised fee schedule will result in a reduction of investment management fees paid by the Fund (before current fee waivers) as compared to the Fees paid under the prior investment management fee schedule of: 0.70% of assets up to $25 million, 0.65% of assets from $25 million to $100 million, and 0.60% of assets over $100 million. In approving the revised fee schedule with DMC, the Board received, and took into consideration, a written representation that there will be no change in the nature, quality, and quantity of the services provided by DMC to the Fund.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Optimum Fund Trust

We have audited the accompanying statements of net assets and statements of assets and liabilities of Optimum Fund Trust (comprising, respectively, the Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund, and Optimum Small Cap Value Fund (the “Funds”)) as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period August 1, 2003 (commencement of operations) through March 31, 2004. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the Funds’ custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Optimum Fund Trust at March 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended and the period August 1, 2003 (commencement of operations) through March 31, 2004, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
May 15, 2007

Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex[1] Overseen	Directorships
Address	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Age	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Mark S. Casady[2]	Trustee	April 21,	Chairman and	6	None
2005 Market Street		2003 to	Chief Executive Officer –
Philadelphia, PA		present	LPL Financial Services
19103			(2005 – Present)

Age 46			President and Chief Executive
Officer – LPL Financial Services
(2004 – 2005)

President and Chief Operating
Officer – LPL Financial Services
(2002 – 2004)

Managing Director
Scudder Investments
(1994 – 2002)
John C. E. Campbell[2]	Trustee, President	June 17, 2004	President, Global –	6	None
2005 Market Street	and Chief	to present	Institutional Services,
Philadelphia, PA	Executive Officer		Delaware Investment Advisers
19103			(2003 – Present)

Age 61			Executive Vice President
Global Marketing & Client Services
Delaware Management Company
(1992 – Present)
Independent Trustees
Nicholas D. Constan	Trustee	July 17, 2003	Adjunct Professor –	6	None
2005 Market Street		to present	University of Pennsylvania
Philadelphia, PA			(1972 – Present)
19103

Age 68

William W. Hennig	Trustee	July 17, 2003	Private Investor	6	None
2005 Market Street		to present
Philadelphia, PA
19103

Age 76

Durant Adams Hunter	Trustee	July 17, 2003	Principal-Ridgeway Partners	6	None
2005 Market Street		to present	(Executive Recruiting)
Philadelphia, PA			(2004 – Present)
19103

Age 58			Chief Executive Officer
Whitehead Mann Inc.
(Executive Recruiting)
2000 – 2003)

(continues)     113

Number of
				Portfolios in Fund	Other
Name,				Complex[1] Overseen	Directorships
Address	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Age	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Stephen Paul Mullin	Trustee and	July 17, 2003	Senior Vice President –	6	None
2005 Market Street	Chairman	to present	Econsult Corporation
Philadelphia, PA			(Economic Consulting)
19103			(2000 – Present)

Age 51

Robert A. Rudell	Trustee	July 17, 2003	Private Investor	6	Director –
2005 Market Street		to present	(2002 – Present)		Medtox Scientific, Inc.
Philadelphia, PA					(Clinic Lab)
19103					(2002 – Present)

Age 58			Chief Operating Officer – ZSI		Director –
			(Asset Management)		Heartland Group, Inc.
			(1998 – 2002)		Family of Funds
(3 mutual funds)
(2005 – Present)

Director –
The Vantage Point Funds
Family of Funds
(27 mutual funds)
(2007 – Present)

Jon Edward Socolofsky	Trustee	July 17, 2003	Private Investor	6	None
2005 Market Street		to present	(2002 – Present)
Philadelphia, PA
19103

Age 61			Senior Vice President –
The Northern Trust Company
(Trust Bank)
(1970 – 2001)
Officers
David F. Connor	Vice President,	Vice President since	Mr. Connor has served as	6	None[4]
2005 Market Street	Deputy General	July 17, 2003	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments[3] since 2000.
December 6, 2005
Age 42

David P. O’Connor	Senior Vice President,	October 25, 2005	Mr. O’Connor has served in	6	None[4]
2005 Market Street	General Counsel,	to present	various executive and legal
Philadelphia, PA	and Chief		capacities at different times at
19103	Legal Officer		Delaware Investments.

Age 40

John J. O’Connor	Senior Vice President	March 29, 2007	Mr. O’Connor has served in	6	None[4]
2005 Market Street	and Treasurer	to present	various executive capacities
Philadelphia, PA			at different times at
19103			Delaware Investments.

Age 49

Richard Salus	Senior	January 1, 2006	Mr. Salus has served in	6	None[4]
2005 Market Street	Vice President	to present	various executive capacities
Philadelphia, PA	and		at different times at
19103	Chief Financial		Delaware Investments.
Officer
Age 42

[1] The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
[2] “Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
[3] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust’s manager, principal underwriter and service agent.
[4] Messrs Connor, David P. O’Connor, John J. O’Connor and Salus also serve in similar capacities for the Delaware Investments Family of Funds, a fund complex also managed and distributed by Delaware Investments with 87 funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Mark S. Casady
Chairman, President and
Chief Executive Officer
LPL Financial Services

John C.E. Campbell
Executive Vice President
Delaware Investments

Nicholas D. Constan
Adjunct Professor —
University of Pennsylvania

William W. Hennig
Private Investor

Durant Adams Hunter
Principal — Ridgeway Partners

Stephen Paul Mullin
Principal — Econsult Corporation

Robert A. Rudell
Private Investor

Jon Edward Socolofsky
Private Investor

Affiliated officers

David P. O’Connor
Senior Vice President,
General Counsel
and Chief Legal Officer
Optimum Fund Trust
Philadelphia, PA

John J. O’Connor
Senior Vice President and Treasurer
Optimum Fund Trust
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Optimum Fund Trust
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a Series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For Shareholders
800 914-0278

For securities dealers
and financial institutions
representatives only
800 362-7500

Web site
www.optimummutualfunds.com

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Forms N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 914-0278; (ii) on the Fund’s Web site at http://www.optimummutualfunds.com ; and (iii) on the Commission’s Web site at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.optimummutualfunds.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

(1804)	Printed in the USA
AR-901 [3/07] CGI 5/07	PO11858

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Robert A. Rudell
     Jon. E. Socolofsky

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $124,110 for the fiscal year ended March 31, 2007.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $125,700 for the fiscal year ended March 31, 2006.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $13,400 for the registrant’s fiscal year ended March 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2006.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $13,300 for the registrant’s fiscal year ended March 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $23,000 for the fiscal year ended March 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $21,900 for the fiscal year ended March 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2006.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate

Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $262,408 and $212, 460 for the registrant’s fiscal years ended March 31, 2007 and March 31, 2006, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

        Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

        Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Optimum Fund Trust

JOHN C.E. CAMPBELL
By:	John C.E. Campbell
Title:	Chief Executive Officer
Date:	June 7, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

JOHN C.E. CAMPBELL
By:	John C.E. Campbell
Title:	Chief Executive Officer
Date:	June 7, 2007

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 7, 2007